PROSPECTUS

                               3,304,348 DECS-SM-

          (SUBJECT TO EXCHANGE INTO LABRANCHE & CO INC. COMMON STOCK)

                                 DECS TRUST IX
                                     -----

    DECS Trust IX is a recently created Delaware business trust. The DECS are securities that represent all of the beneficial interest in the trust. When the trust issues the DECS, it will acquire U.S. treasury securities and one or more prepaid forward contracts for the purchase of LaBranche & Co Inc. common stock. For each DECS that you buy, you will receive a cash distribution of $0.5744 on May 15, 2002 and $0.5329 on each February 15, May 15, August 15, and November 15 thereafter, ending on February 15, 2005. Those payments will be made from the U.S. treasury securities that the trust acquires when it issues the DECS.

    The trust will hold one or more prepaid forward contracts, which will entitle the trust to receive LaBranche & Co Inc. common stock or cash from one or more stockholders of LaBranche & Co Inc. We refer to the one or more stockholders as the sellers. On or shortly after February 15, 2005, the sellers will deliver, at their option, either cash or LaBranche & Co Inc. common stock to the trust. The trust will then deliver this cash or LaBranche & Co Inc. common stock to you. Under the circumstances described in this prospectus, the sellers will have the option to deliver cash to the trust between February 15, 2005 and May 15, 2005. After the trust has delivered to you all of the cash or the LaBranche & Co Inc. common stock delivered to the trust by the sellers, the trust will terminate. The amount of cash or number of shares of LaBranche & Co Inc. common stock the sellers will deliver and you will receive will depend on the price of LaBranche & Co Inc. common stock shortly before the date the sellers deliver the cash or LaBranche & Co Inc. common stock to the trust. If the price of LaBranche & Co Inc. common stock is:

    - more than $37.8960 per share, you will receive 0.8333 shares of LaBranche & Co Inc. common stock, or the cash equivalent, for each DECS you own.

    - more than $31.5800 per share but less than or equal to $37.8960 per share, you will receive LaBranche & Co Inc. common stock worth $31.5800, or the cash equivalent, for each DECS you own.

    - $31.5800 per share or less, you will receive one share of LaBranche & Co Inc. common stock, or the cash equivalent, for each DECS you own.

    The last reported sale price of LaBranche & Co Inc. common stock on February 4, 2002 was $31.58 per share.

    The trust's securities have no history of public trading. Typical closed-end fund shares frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the DECS will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount is more pronounced for investors who wish to sell their investments soon after completion of a public offering.
                                 --------------

    INVESTING IN THE DECS INVOLVES RISKS. SEE "RISK FACTORS FOR DECS" BEGINNING ON PAGE 24.
                                 -------------

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                 --------------

                                                                PER DECS              TOTAL
                                                              ------------         ------------
Public Offering Price                                         $      31.58         $104,351,310
Sales Load                                                    $         --         $         --
Proceeds to the trust, before expenses                        $      31.58         $104,351,310

    The underwriters expect to deliver the DECS to purchasers on or about February 8, 2002.
                                 --------------

SALOMON SMITH BARNEY

                 ABN AMRO ROTHSCHILD LLC

                                   JEFFERIES & COMPANY, INC.
February 5, 2002

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. THE TRUST HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE TRUST IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                                 --------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Summary.....................................................      3
Fees and Expenses...........................................      8
The Trust...................................................      9
Use of Proceeds.............................................      9
Investment Objectives and Policies..........................      9
Investment Restrictions.....................................     23
Risk Factors for DECS.......................................     24
Net Asset Value.............................................     27
Description of the DECS.....................................     27
Management and Administration of the Trust..................     29
Certain United States Federal Income Tax Considerations.....     32
Underwriting................................................     37
Legal Matters...............................................     38
Experts.....................................................     39
Where You Can Find More Information.........................     39
Report of Independent Accountants...........................     40
Statement of Assets, Liabilities and Capital, as of
  January 22, 2002..........................................     41
Notes to Statement of Assets, Liabilities and Capital, as of
  January 22, 2002..........................................     42

    Until March 2, 2002, all dealers that effect transactions in these securities, whether or not participating in this securities offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subcriptions.

              DECS is a service mark of Salomon Smith Barney Inc.

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY IS NOT COMPLETE AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE DECS. YOU SHOULD READ THE ENTIRE PROSPECTUS CAREFULLY, ESPECIALLY THE RISK OF INVESTING IN THE DECS DISCUSSED UNDER "RISK FACTORS FOR DECS."

                                   THE TRUST

    DECS Trust IX is a recently created Delaware business trust. The trust will terminate on or shortly after February 15, 2005, which is referred to in this summary as the "exchange date" because that is when the shares of LaBranche & Co Inc. common stock or their value in cash are expected to be delivered under all of the prepaid forward contracts the trust has with the sellers. In some limited circumstances, the LaBranche & Co Inc. common stock or its value in cash may be delivered and the trust terminated sooner than that date. In other limited circumstances, the sellers may elect to deliver cash and may extend the exchange date, for purposes of the contracts, to May 15, 2005, and may subsequently accelerate the extended exchange date if they wish. If the exchange date under the sellers' contracts is extended in this way, the trust will terminate on or shortly after the date all of the LaBranche & Co Inc. common stock or cash has been delivered under the prepaid forward contracts.

                                    THE DECS

    The DECS are securities that represent all of the beneficial interest in the trust. The underwriters named in this prospectus are offering the DECS for sale at a price of $31.5800 per DECS. The last reported sale price of a share of LaBranche & Co Inc. common stock on the New York Stock Exchange, on February 4, 2002 was $31.58. The underwriters also may purchase up to 495,652 additional DECS from the trust to cover over-allotments.

                              PURPOSE OF THE TRUST

    The trust was created to issue the DECS and to carry out the transactions described in this prospectus. The terms of the DECS are designed to give you a higher yield than the current dividend yield on the LaBranche & Co Inc. common stock, while also giving you the chance to share in the increased value of LaBranche & Co Inc. common stock if its price goes up. LaBranche & Co Inc. does not currently pay dividends on its common stock and has stated that it does not intend to do so, but in the future LaBranche & Co Inc. might pay dividends that are higher than the distributions that you will receive from the trust. Also, you will receive less than you paid for your DECS if the price of LaBranche & Co Inc. common stock goes down, but you will receive only part of the increased value if the price goes up, and then only if the price is above $37.8960 per share shortly before the exchange date.

                            QUARTERLY DISTRIBUTIONS

    For each DECS that you buy, you will receive a cash distribution of $0.5744 on May 15, 2002 and $0.5329 on each February 15, May 15, August 15, and
November 15 thereafter, ending on February 15, 2005. Those payments will be made from the U.S. treasury securities that the trust acquires when it issues the DECS.

                       DISTRIBUTIONS ON THE EXCHANGE DATE

    On the exchange date, you will receive between 0.8333 and 1.0 shares of LaBranche & Co Inc. common stock for each DECS you own. Those amounts will be adjusted if LaBranche & Co Inc. splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur that are described in detail later in this prospectus. Under their prepaid forward contracts with the trust, the sellers have the option to deliver cash to the trust instead of shares of LaBranche & Co Inc. common stock. If the sellers decide to deliver cash, you will receive the cash value of the LaBranche & Co Inc. common stock you would have received under the sellers' contracts instead of the shares themselves. If LaBranche & Co Inc. merges into another company or liquidates, you may receive shares of the other company or cash instead of LaBranche & Co Inc. common stock on the exchange date. If a seller defaults under its prepaid forward contract with the trust, the obligations of such seller under its contract will be accelerated, and the trust will distribute to you the LaBranche & Co Inc. common stock or cash received by the trust with respect to such prepaid forward contract, plus the amount of the U.S. treasury securities then held by the trust with respect to such prepaid forward contract.

    In addition, the sellers may elect to deliver cash instead of LaBranche & Co Inc. common stock subject to their contracts by completing an offering of securities to refinance the DECS. We refer to such an offering as a rollover offering. The sellers may extend the exchange date under their prepaid forward contracts to May 15, 2005 but only in connection with a rollover offering. If the sellers complete a rollover offering and have extended the exchange date, the sellers will deliver the cash due under their prepaid forward contracts by the fifth business day after the extended exchange date. If the sellers have elected to extend the exchange date to May 15, 2005, the sellers will also have the option, in connection with the consummation of a rollover offering, of later accelerating the exchange date to between February 15, 2005 and May 15, 2005, in which case the sellers will deliver the cash due under their prepaid forward contracts by the fifth business day after the accelerated exchange date.

    In addition, if the sellers have extended the exchange date the sellers will deliver cash to be distributed as an additional partial distribution for the period beginning on February 15, 2005 and ending on the extended exchange date.

                                 VOTING RIGHTS

    You will not have the right to vote any LaBranche & Co Inc. common stock unless and until it is delivered to the trust by the sellers and distributed to you by the trust. You will have the right to vote on matters that affect the trust.

            ASSETS OF THE TRUST; INVESTMENT OBJECTIVES AND POLICIES

    The trust will own the following assets:

    - zero-coupon U.S. treasury securities that will mature every quarter during the term of the trust, and which will provide cash to pay the quarterly distributions on the DECS.

    - the prepaid forward contracts with the sellers under which the sellers have the right to deliver LaBranche & Co Inc. common stock or cash to the trust on the exchange date, which the trust will then distribute to you.

    The U.S. treasury securities initially will represent approximately 19% of the trust's assets and the prepaid forward contracts initially will represent approximately 81%.

    The trust's investment objective is to provide you with (1) a quarterly distribution of $0.5329 per DECS over the term of the trust ($0.5744 for the period from February 8, 2002 to May 15, 2002) and (2) LaBranche & Co Inc. common stock on the exchange date in an amount equal to:

    - 0.8333 shares of LaBranche & Co Inc. common stock per DECS (or the cash equivalent) if the average price of LaBranche & Co Inc. common stock shortly before the exchange date is more than $37.8960 per share.

    - shares of LaBranche & Co Inc. common stock worth $31.5800 per DECS (the issue price of the DECS) (or the cash equivalent) if the average price of LaBranche & Co Inc. common stock shortly before the exchange date is more than $31.5800 per share but less than or equal to $37.8960 per share.

    - one share of LaBranche & Co Inc. common stock per DECS (or the cash equivalent) if the average price of LaBranche & Co Inc. common stock shortly before the exchange date is $31.5800 or less per share.

    The trust will not deliver fractions of a share of LaBranche & Co Inc. common stock. If you would receive a fraction of a share of LaBranche & Co Inc. common stock under the formula described above (based on all DECS owned), you will receive cash instead.

    At the closing of the sale of the DECS, the trust will enter into a prepaid forward contract with each of the sellers. The prepaid forward contracts will require the sellers to deliver to the trust up to a total of 3,304,348 shares of LaBranche & Co Inc. common stock on the exchange date for the contracts, assuming the underwriters do not exercise their over-allotment option. The purchase price for the LaBranche & Co Inc. common stock delivered pursuant to the prepaid forward contracts will be $25.4442 per share or $84,076,508 in total, assuming the underwriters do not exercise their over-allotment option. The trust will pay the seller the purchase price for the LaBranche & Co Inc. common stock on the date the DECS are issued.

    The sellers will secure their obligations to deliver LaBranche & Co Inc. common stock to the trust on the exchange date by pledging stock to the trust on the date the DECS are issued. During the term of the DECS, the sellers will have the right to substitute U.S. treasury securities as collateral for the pledged LaBranche & Co Inc. common stock.

    If the sellers elect to extend the exchange date under their contract to May 15, 2005, the sellers will secure their obligation to pay interest accruing during the period beginning on February 15, 2005 and ending on the extended (or accelerated) exchange date by pledging U.S. treasury securities to the trust.

                  CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

    For U.S. federal income tax purposes, the trust and owners of DECS agree to treat the owners of DECS as owning all of the beneficial interests in the U.S. treasury securities and the prepaid forward contracts held by the trust. In addition, the sellers, the trust and owners of DECS agree to treat a portion of the amount invested by you as a cash deposit that will be used to satisfy your obligation to make payment under the prepaid forward contracts for the purchase of LaBranche & Co Inc. common stock on the exchange date. Under this treatment, if you are a U.S. individual or taxable entity, you generally will be required to pay taxes on only a relatively small portion of each quarterly cash distribution you receive from the trust, which will be ordinary income. If you hold the DECS until they mature, you will not be subject to tax on the receipt of LaBranche & Co Inc. common stock. If you sell your DECS or receive cash on the exchange date, you will have a capital gain or loss equal to the difference between your tax basis in the DECS and the cash you receive. In addition, it is possible that you will have a capital gain on a deemed exchange of a portion of your DECS during the term of the DECS. You should refer to the section "Certain United States Federal Income Tax Considerations" in this prospectus for more information.

                              LABRANCHE & CO INC.

    A prospectus that describes LaBranche & Co Inc. and the LaBranche & Co Inc. common stock that you may receive on the exchange date is attached to this prospectus. LaBranche & Co Inc. is not affiliated with the trust, will not receive any of the proceeds from the sale of the DECS by the trust and will not have any obligation under the DECS or the prepaid forward contracts between the trust and the sellers. The sellers did not prepare, and are not responsible for, the LaBranche & Co Inc. prospectus. The LaBranche & Co Inc. prospectus is attached to this prospectus only for your convenience. The LaBranche & Co Inc. prospectus is not part of this prospectus and is not incorporated by reference into this prospectus.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

    The internal operations of the trust will be managed by three trustees; the trust will not have an investment advisor. The Bank of New York (or its successor) will act as trust administrator to carry out the day-to-day administration of the trust, and will also be the custodian for the trust assets, its paying agent, registrar and transfer agent for the DECS and the collateral agent for the sellers' pledge of LaBranche & Co Inc. common stock or U.S. treasury securities to the trust. The Bank of New York will not have any other affiliation with the trust.

                               TERM OF THE TRUST

    The trust will terminate automatically on or shortly after the date on which the trust distributes to you the LaBranche & Co Inc. common stock or cash that the trust receives on the exchange date under its prepaid forward contracts with the sellers. Under most circumstances, this will be on or shortly after February 15, 2005, or May 15, 2005 if the sellers have elected to extend the exchange date under their contracts.

                                  RISK FACTORS

    - The trust will not dispose of its prepaid forward contracts for LaBranche & Co Inc. common stock during the term of the trust even if the value of LaBranche & Co Inc. common stock declines or LaBranche & Co Inc.'s financial condition changes for the worse.

    - During the term of the trust, LaBranche & Co Inc. could start paying dividends that would provide investors in its stock with a higher yield than you will receive on the DECS.

    - You will bear the entire risk of declines in the value of the LaBranche & Co Inc. common stock between the pricing date for the DECS and the exchange date. The amount of LaBranche & Co Inc. common stock or cash that you will receive on or shortly after the exchange date is not fixed, but is based on the market price of LaBranche & Co Inc. common stock shortly before the exchange date. If the market price of LaBranche & Co Inc. common stock declines, the stock or cash that you receive will be less than what you paid for your DECS and you will lose money. If LaBranche & Co Inc. becomes bankrupt or insolvent, you could lose everything you paid for your DECS.

    - You will have less opportunity for gains if the value of LaBranche & Co Inc. common stock increases than you would have if you purchased
      LaBranche & Co Inc. common stock directly. You will realize a gain only if the value of LaBranche & Co Inc. Common Stock increases by approximately 20% between the closing date and the exchange date, and then you will only receive 83.33% of the increase in the LaBranche & Co Inc. common stock price above that level.

    - Because the trust will determine the value of the LaBranche & Co Inc. common stock based on its average price for 20 trading days before the exchange date, the actual value of the stock or cash that you receive on or shortly after the exchange date may be less than the price of the stock on the exchange date.

    - Because the trust will own only U.S. treasury securities and the prepaid forward contracts, an investment in the DECS may be riskier than an investment in an investment company with more diversified assets.

    - The trading price of LaBranche & Co Inc. common stock will directly affect the trading price of the DECS in the secondary market. The trading price of LaBranche & Co Inc. common stock will be influenced by LaBranche & Co Inc.'s operating results and prospects, by economic, financial and other factors and by general market conditions.

    - You will not have any right to vote the LaBranche & Co Inc. common stock underlying the DECS, to receive dividends on that stock (if any are declared) or to act as an owner of the stock in any other way unless and until the sellers deliver the stock to the trust under their prepaid forward contracts and the trust distributes the stock to you.

    - A bankruptcy of any of the sellers could interfere with the timing of the delivery of shares or cash under the DECS and therefore could affect the amount you receive.

LISTING

    The DECS have been approved for listing on the New York Stock Exchange under the symbol "DXB." LaBranche & Co Inc. common stock is quoted on the New York Stock Exchange under the symbol "LAB." The last reported sale price of LaBranche & Co Inc. common stock on February 4, 2002 was $31.58 per share.

                               FEES AND EXPENSES

    Because the trust will use proceeds from the sale of the DECS to purchase the forward contracts from the sellers, the sellers have agreed in the underwriting agreement to pay to the underwriters as compensation $0.9474 per DECS. See "Underwriting." Salomon Smith Barney Inc. will pay estimated organization costs of the trust in the aggregate amount of $10,000 and estimated costs of the trust in connection with the initial registration and public offering of the DECS in the aggregate amount of approximately $315,000 at the closing of this offering. In addition, Salomon Smith Barney Inc. will pay the Administrator, the Custodian, the Paying Agent and each Trustee at the closing of this offering a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of the trust (estimated to be $310,000 in the aggregate) over the term of the trust. Salomon Smith Barney Inc. has agreed to pay on-going expenses of the trust in excess of these estimated amounts and to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The sellers will reimburse Salomon Smith Barney Inc. for certain expenses of the trust and reimbursements of indemnifications paid by it. See "Management and Administration of the Trust-Estimated Expenses."

    Regulations of the Securities and Exchange Commission require the presentation of trust expenses in the following format in order to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly. Because the trust will not bear any ongoing fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to bear indirectly are (a) the underwriters' compensation payable by the sellers with respect to such investor's DECS and
(b) the ongoing expenses of the trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $100,000 per year in the aggregate, which Salomon Smith Barney Inc. will pay at the closing of the offering.

Investor transaction expenses
  Sales Load (as a percentage of offering price)............       3%
                                                                ====
Annual Expenses
  Management Fees...........................................       0%
  Other Expenses (after reimbursement by the sellers)*......       0%
                                                                ----
    Total Annual Expenses*..................................       0%
                                                                ====

------------------------

* Without this reimbursement, the trust's "total annual expenses" would be equal to approximately 0.001% of the trust's average net assets.

    SEC REGULATIONS ALSO REQUIRE THAT CLOSED-END INVESTMENT COMPANIES PRESENT AN ILLUSTRATION OF CUMULATIVE EXPENSES (BOTH DIRECT AND INDIRECT) THAT AN INVESTOR WOULD BEAR. THE REGULATIONS REQUIRE THE ILLUSTRATION TO FACTOR IN THE APPLICABLE SALES LOAD AND TO ASSUME, IN ADDITION TO A 5% ANNUAL RETURN, THE REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE "INVESTMENT OBJECTIVES AND POLICIES--TRUST ASSETS." ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

                                                               1 YEAR    3 YEARS
                                                              --------   --------
You would pay the following expenses (i.e., the applicable
  sales load and allocable portion of ongoing expenses paid
  by Salomon Smith Barney Inc. and the sellers) on a $1,000
  investment, assuming a 5% annual return...................   $   31     $   31

                                   THE TRUST

    DECS Trust IX is a newly organized Delaware business trust that is registered as a closed-end management investment company under the Investment Company Act. The trust was formed on January 7, 2002, pursuant to a Declaration of Trust, dated as of January 7, 2002. The term of the trust will expire on or shortly after February 15, 2005, except that the trust may be dissolved prior to such date under certain limited circumstances or extended under other circumstances. The address of the trust is c/o Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 (telephone number: (212) 816-6000).

                                USE OF PROCEEDS

    On or shortly after the date on which it sells the DECS, the trust will use the proceeds of this offering to purchase a fixed portfolio comprised of a series of zero-coupon U.S. treasury securities maturing quarterly during the term of the trust and to pay the purchase price under each prepaid forward contract to the relevant seller.

                       INVESTMENT OBJECTIVES AND POLICIES

TRUST ASSETS

    The trust's investment objectives are to provide investors with a quarterly distribution of $0.5744 per DECS on May 15, 2002 and $0.5329 on each subsequent distribution date during the term of the trust (representing the pro rata portion of the quarterly distributions in respect of the maturing U.S. treasury securities held by the trust) and to provide investors, on February 15, 2005 or such later date not later than May 15, 2005 as may be elected by the sellers making a Rollover Offering as described below (in either case, the "Exchange Date" under the prepaid forward contracts), a number of shares of LaBranche & Co Inc. common stock (the "Common Stock") at the Exchange Rate (as defined below) or, if the sellers elect the Cash Delivery Option (as defined below), an amount in cash equal to the Exchange Price (as defined below) thereof. On or prior to the 30th Business Day prior to the Exchange Date, the sellers will notify the trust if they intend to exercise the Cash Delivery Option, and the trust in turn will notify The Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether investors will receive shares of Common Stock or cash. See "--The Forward Contracts--General" below. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the New York Stock Exchange ("NYSE") or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

    The "Exchange Rate" is equal to, subject to certain adjustments,

    (a) if the Exchange Price (as defined below) is greater than $37.8960 (the "Threshold Appreciation Price"), 0.8333 shares of Common Stock per DECS;

    (b) if the Exchange Price is less than or equal to the Threshold Appreciation Price but is greater than $31.5800 (the "Initial Price"), a fraction, equal to the Initial Price divided by the Exchange Price, of one share of Common Stock per DECS; and

    (c) if the Exchange Price is less than or equal to the Initial Price, one share of Common Stock per DECS.

    Accordingly, the value of the Common Stock to be received by investors (or, as discussed below, the cash equivalent to be received in lieu of such Common Stock) at the Exchange Date will not necessarily equal the Initial Price. The numbers of shares of Common Stock per DECS specified in clauses (a), (b) and
(c) of the definition of Exchange Rate are hereinafter referred to as the "Share Components." Any shares of Common Stock delivered by the trust to investors that are not affiliated with LaBranche & Co Inc. will be free of any transfer restrictions and the investors will be responsible for the payment of all brokerage costs upon the subsequent sale of such shares. Investors otherwise entitled to receive fractional shares in respect of their aggregate holdings of DECS will receive cash in lieu thereof. See "--Delivery of Common Stock and Reported Securities; No Fractional Shares of Common Stock or Reported Securities" below. Notwithstanding the foregoing, (1) in the case of certain dilution events, the Exchange Rate will be subject to adjustment and
(2) in the case of certain adjustment events, the consideration received by investors at the Exchange Date will be cash or Reported Securities (as defined below) or a combination thereof, rather than (or in addition to) shares of Common Stock. See "--The Forward Contracts--Dilution Adjustments" and "--The Forward Contracts--Adjustment Events" below.

    The trust has adopted a fundamental policy to invest at least 65% of its portfolio in the prepaid forward contracts. The prepaid forward contracts will comprise approximately 81% of the trust's initial assets. The trust has also adopted a fundamental policy that the trust may not dispose of the prepaid forward contracts during the term of the trust and that the trust may not dispose of the U.S. treasury securities held by the trust prior to the earlier of their respective maturities and the termination of the trust except for the partial liquidation of such treasury securities following partial acceleration of the prepaid forward contracts as described below under "--The Treasury Securities." These fundamental policies of the trust may not be changed without the vote of a "majority in interest" of the owners of the DECS; PROVIDED, HOWEVER that no change to a fundamental policy of the trust may be made without the unanimous vote of all of the owners of the DECS unless, in the opinion of counsel, such change would not cause the trust to be classified as other than a grantor trust for United States federal income tax purposes. A "majority in interest" means the lesser of (a) 67% of the DECS represented at a meeting at which more than 50% of the outstanding DECS are represented and (B) more than 50% of the outstanding DECS.

    The "Exchange Price" under the prepaid forward contracts means the average Closing Price (as defined below) per share of Common Stock on the 20 Trading Days (as defined below) immediately prior to, but not including, the Exchange Date thereunder; provided, however, that if there are not 20 Trading Days for the Common Stock occurring later than the 60th calendar day immediately prior to, but not including, the Exchange Date, the Exchange Price will be the market value per share of the Common Stock as of the Exchange Date as determined by a nationally recognized independent investment banking firm that the Administrator retains for this purpose. The Exchange Price will be calculated in a different manner only if the sellers carry out a Rollover Offering (as defined below), as described under "--Rollover Offerings." The "Closing Price" of any security on any date of determination means:

    (1) the closing sale price (or, if no closing price is reported, the last reported sale price) of such security (regular way) on the NYSE on such date,

    (2) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed,

    (3) if such security is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market,

    (4) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or

    (5) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from at least three nationally recognized investment banking firms that the Administrator selects for such purpose.

    A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security. For illustrative purposes only, the following chart shows the number of shares of Common Stock or the amount of cash that an investor would receive for each DECS at various Exchange Prices. The chart assumes that there will be no adjustments to the Exchange Rate due to any of the events described under "--The Forward Contracts--Dilution Adjustments" and "--The Forward Contracts--Adjustment Events" below and that the prepaid forward contracts will not be accelerated. There can be no assurance that the Exchange Price will be within the range set forth below. Given the Initial Price of $31.5800 per DECS and the Threshold Appreciation Price of $37.8960, an investor would receive at the Exchange Date the following number of shares of Common Stock or amount of cash (if the sellers exercise the Cash Delivery Option) per DECS:

                                    NUMBER OF SHARES OF
EXCHANGE PRICE OF COMMON STOCK         COMMON STOCK                AMOUNT OF CASH
------------------------------  ---------------------------  ---------------------------
$30.0000                                  1.0000                      $30.0000
$31.5800                                  1.0000                      $31.5800
$35.0000                                  0.9023                      $31.5800
$37.8960                                  0.8333                      $31.5800
$39.0000                                  0.8333                      $32.4987

    As the foregoing chart illustrates, if at the Exchange Date, the Exchange Price is greater than $37.8960, the trust will be obligated to deliver 0.8333 shares of Common Stock per DECS, resulting in an investor receiving only 83.33% of the appreciation in market value above $37.8960. If at the Exchange Date, the Exchange Price is greater than $31.5800 and less than or equal to $37.8960, the trust will be obligated to deliver only a fraction of a share of Common Stock having a value at the Exchange Price equal to $31.5800, resulting in an investor receiving none of the appreciation in market value. If at the Exchange Date, the Exchange Price is less than or equal to $31.5800, the trust will be obligated to deliver one share of Common Stock per DECS, regardless of the market price of such share, resulting in an investor realizing the entire loss on the decline in market value of the Common Stock.

    The following table sets forth information regarding the distributions to be received on the U.S. treasury securities held by the trust, the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing on such treasury securities with respect to an investor who acquires its DECS at the initial public offering price from the underwriters in the original offering. See "Certain United States Federal Income Tax Considerations."

                                        TREASURY SECURITIES
                              ----------------------------------------
                                 ANNUAL GROSS         ANNUAL GROSS                           ANNUAL INCLUSION OF
                              DISTRIBUTIONS FROM   DISTRIBUTIONS FROM                          ORIGINAL ISSUE
                                   TREASURY        TREASURY SECURITIES   ANNUAL RETURN PER   DISCOUNT IN INCOME
                                  SECURITIES            PER DECS               DECS               PER DECS
                              ------------------   -------------------   -----------------   -------------------
2002........................      $5,420,000              $1.6402             $1.5080              $0.1322
2003........................      $7,044,000              $2.1317             $2.0198              $0.1119
2004........................      $7,044,000              $2.1317             $2.0773              $0.0544
2005........................      $1,761,000              $0.5329             $0.5305              $0.0024

    The trust will pay the quarterly distribution of $0.5744 per DECS on May 15, 2002 and $0.5329 on each February 15, May 15, August 15 and November 15 thereafter (or, if any such date is not a Business Day, on the next succeeding Business Day). Quarterly distributions on the DECS will consist solely of the cash received from the U.S. treasury securities held by the trust. The trust will not be entitled to any dividends that may be declared on the Common Stock.

ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN COMMON STOCK; NO DEPRECIATION PROTECTION

    The yield on the DECS is higher than the current dividend yield on the Common Stock, which currently does not pay dividends. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Common Stock over the term of the trust. In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Common Stock because the value of the Common Stock to be received by owners of the DECS at the Exchange Date (the "Amount Receivable at the Exchange Date") will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price (which represents an appreciation of approximately 20% over the Initial Price) and because investors will be entitled to receive at the Exchange Date only 83.33% (the percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of the Common Stock in excess of the Threshold Appreciation Price. Moreover, DECS investors will bear the entire decline in value if the Exchange Price on the Exchange Date is less than the Initial Price. Additionally, because the Exchange Price is generally determined based on a 20 Trading Day average, the value of a share of Common Stock distributed on the Exchange Date may be more or less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.

    A prospectus that describes LaBranche & Co Inc. and the Common Stock that owners of DECS may receive is attached to this prospectus for your convenience of reference only. The LaBranche & Co Inc. prospectus is not part of this prospectus, and is not incorporated by reference into this prospectus.

    Owners of DECS will not be entitled to any rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) unless and until such time, if any, as the sellers deliver shares of Common Stock to the trust pursuant to the prepaid forward contracts and the trust has distributed such shares to the owners of the DECS.

    The Common Stock has been quoted on the NYSE under the symbol "LAB" since August 1999. The following table sets forth, for the indicated periods, the high and low sales prices of the Common Stock, as reported on the NYSE, giving effect to any LaBranche & Co Inc. stock splits. LaBranche & Co Inc. has never paid cash dividends on the Common Stock and has stated that it does not anticipate paying cash dividends on the Common Stock in the foreseeable future. As of February 4, 2002, there were approximately 150 record holders of the Common Stock. LaBranche & Co Inc.'s fiscal year end is December 31.

                                                                HIGH       LOW
                                                              --------   --------
YEAR ENDED DECEMBER 31, 1999
Third Quarter (from August 19)..............................   $14.88     $11.13
Fourth Quarter..............................................   $13.50     $ 9.06

YEAR ENDED DECEMBER 31, 2000
First Quarter...............................................   $15.75     $11.25
Second Quarter..............................................   $17.90     $11.13
Third Quarter...............................................   $37.50     $15.00
Fourth Quarter..............................................   $40.00     $22.13

YEAR ENDED DECEMBER 31, 2001
First Quarter...............................................   $51.45     $26.75
Second Quarter..............................................   $45.17     $27.00
Third Quarter...............................................   $30.60     $19.12
Fourth Quarter..............................................   $35.11     $22.12

YEAR ENDING DECEMBER 31, 2002
First Quarter (through February 4)..........................   $36.41     $28.75

    LaBranche & Co Inc. is not affiliated with the trust, will not receive any of the proceeds from the sale of the DECS by the trust and will have no obligations with respect to the DECS or the prepaid forward contracts. This prospectus relates only to the DECS offered hereby and does not relate to LaBranche & Co Inc. or the Common Stock. LaBranche & Co Inc. has filed a registration statement with the SEC with respect to the shares of Common Stock that may be delivered to the trust by the sellers, and by the trust to the owners of DECS, at the Exchange Date or upon earlier acceleration of the prepaid forward contracts. The prospectus of LaBranche & Co Inc. constituting a part of such registration statement includes information relating to LaBranche & Co Inc. and the Common Stock, including certain risk factors relevant to an investment in the Common Stock. The prospectus of LaBranche & Co Inc. is being attached hereto and delivered to prospective purchasers of DECS together with this prospectus for convenience of reference only. The LaBranche & Co Inc. prospectus is not part of this prospectus, and is not incorporated by reference into this prospectus. The sellers did not prepare, and are not responsible for, the LaBranche & Co Inc. prospectus.

THE FORWARD CONTRACTS

    GENERAL. The trust will enter into the prepaid forward contracts with the sellers obligating each seller to deliver to the trust at the Exchange Date under its prepaid forward contract a number of shares of Common Stock equal to the initial number of shares of the Common Stock subject to that prepaid forward contract multiplied by the Exchange Rate. Subject to adjustment as described in "--Dilution Adjustments" and "--Adjustment Events" below, the Exchange Rate is equal to

    (1) if the Exchange Price is greater than the Threshold Appreciation Price, 0.8333;

    (2) if the Exchange Price is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the Initial Price divided by the Exchange Price; and

    (3) if the Exchange Price is less than or equal to the Initial Price, one.

    The purchase price under each prepaid forward contract is equal to $25.4442 per share of Common Stock and $84,076,508 in total for all prepaid forward contracts (assuming the underwriters do not exercise their over-allotment option) and is payable to the sellers by the trust on the closing of this offering. The purchase price of the prepaid forward contracts was arrived at by arm's length negotiations between the trust and the sellers taking into consideration factors including the price, expected dividend level and volatility of the Common Stock, current interest rates, the term of the prepaid forward contracts, current market volatility generally, the collateral pledged by each seller to secure its obligations under its prepaid forward contract, the value of other similar instruments and the costs and anticipated proceeds of the offering of the DECS. All matters relating to the administration of the prepaid forward contracts will be the responsibility of either the trust's Administrator or its Custodian.

    Although the sellers currently intend to deliver shares of Common Stock at the Exchange Date, the sellers may, at their option, deliver cash in lieu of delivering all, but not less than all, of the shares of Common Stock otherwise deliverable by them on the Exchange Date (the "Cash Delivery Option"). The amount of cash deliverable by the sellers upon exercise of the Cash Delivery Option will be equal to the product of the number of shares of Common Stock otherwise deliverable by the sellers on the Exchange Date multiplied by the Exchange Price. On or prior to the 30th Business Day prior to the Exchange Date, the sellers will notify the trust if they intend to exercise the Cash Delivery Option, and the trust in turn will notify the Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether the owners of DECS will receive shares of Common Stock or cash.

    EXTENSION AND ACCELERATION OF THE EXCHANGE DATE AT THE OPTION OF
SELLERS. If the sellers elect the Cash Delivery Option and intend to make a Rollover Offering (as defined below), the sellers may extend the Exchange Date under the prepaid forward contracts to May 15, 2005. If the sellers extend the Exchange Date, they will not be required to deliver the cash value of the Common Stock under the prepaid forward contracts until May 15, 2005. However, once the sellers extend the Exchange Date, the sellers can then accelerate the Exchange Date under the prepaid forward contracts to any date between February 15, 2005 and May 15, 2005 if such acceleration is to occur in connection with the consummation of a Rollover Offering.

    If the sellers extend the Exchange Date under the prepaid forward contracts in connection with a Rollover Offering, the sellers must also deliver to the trust an additional amount of cash on the extended or accelerated Exchange Date to be distributed as an additional distribution to the holders of the DECS in respect of the period between the originally scheduled Exchange Date and the Exchange Date as so extended or accelerated. In addition, the sellers will be required to pledge U.S. treasury securities or cash to secure their obligation to deliver cash for this additional distribution. See "--Collateral Requirements of the Forward Contracts; Acceleration." The amount of such additional distribution would be equal to a portion of the regular quarterly distribution on the DECS pro-rated to reflect the number of days by which the Exchange Date is extended or accelerated. For example, if the Exchange Date under the prepaid forward contracts is extended to May 15, 2005 and then accelerated to April 15, 2005 (i.e., two-thirds of the time between February 15, 2005 and May 15, 2005), the additional distribution would be equal to two-thirds of the regular quarterly distribution. If the sellers extend or accelerate the Exchange Date under the prepaid forward contracts, the trust will receive the cash payable as an additional distribution to the holders of DECS within five Business Day after the extended or accelerated Exchange Date, and the amount of cash will be calculated as of the extended or accelerated Exchange Date.

    ROLLOVER OFFERINGS. The sellers have the option to deliver cash instead of all, but not less than all, of the Common Stock on the Exchange Date (whether or not extended) by completing a Rollover Offering to refinance the DECS.

    The term "Rollover Offering" means a reoffering or refinancing of the DECS effected by the sellers not earlier than February 15, 2005 by means of a completed public offering or offerings or another similar offering (which may include one or more exchange offers), by or on behalf of the sellers. If the sellers consummate a Rollover Offering, the "Exchange Price" will be the Closing Price per share of the Common Stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 p.m. New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

    If the sellers carry out a Rollover Offering that is consummated on or before the extended Exchange Date, the cash payable by the sellers under the prepaid forward contracts will be delivered to the trust within five Business Days after the Exchange Date (which may be extended and accelerated as described above) instead of on the Exchange Date itself. Accordingly, owners of the DECS may not receive the cash deliverable in exchange for the DECS until the fifth Business Day after the Exchange Date.

    If the sellers extend the Exchange Date but fail to complete a Rollover Offering prior to May 15, 2005 the extended Exchange Date will be May 15, 2005 and the Exchange Price will be calculated as set forth under "--Trust Assets" above using May 15, 2005 as the Exchange Date.

    The trust will notify the owners of the DECS (1) if the sellers elect to settle with cash in connection with a Rollover Offering, not less than 30 days nor more than 90 days prior to the Exchange Date, (2) if the sellers elect to extend the Exchange Date in connection with a Rollover Offering, not less than 30 days or more than 90 days prior to the Exchange Date as in effect when the election is made and (3) if the sellers accelerate the Exchange Date in connection with a Rollover Offering, not less than five Trading Days prior to the accelerated Exchange Date.

    DILUTION ADJUSTMENTS. The Exchange Rate is subject to adjustment if LaBranche & Co Inc.:

    (1) pays a stock dividend or makes a distribution, in either case, with respect to the Common Stock in shares of such stock,

    (2) subdivides or splits its outstanding shares of Common Stock into a greater number of shares,

    (3) combines its outstanding shares of Common Stock into a smaller number of shares,

    (4) issues by reclassification (other than a reclassification pursuant to clause (2), (3), (4) or (5) of the definition of Adjustment Event below) of its shares of Common Stock any other equity securities of LaBranche & Co Inc.,

    (5) issues rights or warrants (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price (as defined below) of the Common Stock on the Business Day next following the record date for the determination of holders of Common Stock entitled to receive such rights or warrants.

    In the case of the events referred to in clauses (1), (2), (3) and
(4) above, the Exchange Rate will be adjusted by adjusting each of the Share Components of the Exchange Rate in effect immediately prior to such event so that the trust will be entitled under the prepaid forward contracts to receive at the Exchange Date the number of shares of Common Stock (or, in the case of a reclassification referred to in clause (4) above, the number of other equity securities of LaBranche & Co Inc. issued pursuant thereto) which it would have owned or been entitled to receive immediately following such event had the Exchange Date occurred immediately prior to such event or any record date with respect thereto.

    In the case of the event referred to in clause (5) above, the Exchange Rate will be adjusted by multiplying each of the Share Components of the Exchange Rate in effect on the record date for the issuance of the rights or warrants referred to in clause (5) above, by a fraction. The numerator of this fraction is

    (A) the number of shares of Common Stock outstanding on the record date for the issuance of such rights or warrants, plus

    (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants.

    The denominator of this fraction is

    (x) the number of shares of Common Stock outstanding on the record date for the issuance of such rights or warrants, plus

    (y) the number specified in clause (B) above multiplied by the quotient of

        (I) the exercise price of such rights or warrants divided by

       (II) the Market Price of the Common Stock on the Business Day next following the record date for the determination of holders of Common Stock entitled to receive such rights or warrants.

    To the extent that such rights or warrants expire prior to the Exchange Date and shares of Common Stock are not delivered pursuant to such rights or warrants prior to such expiration, the Exchange Rate will be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered pursuant to such rights or warrants. For purposes of this paragraph, dividends will be deemed to be paid as of the record date for such dividend.

    "Market Price" means, as of any date of determination, the average Closing Price per share of Common Stock on the 20 Trading Days immediately prior to, but not including, the date of determination; provided, however, that if there are not 20 Trading Days for the Common Stock occurring later than the 60th calendar day immediately prior to, but not including, such date, the Market Price will be determined as the market value per share of Common Stock as of such date as determined by a nationally recognized investment banking firm that the Administrator retains for such purpose.

    All adjustments to the Exchange Rate will be calculated to the nearest 1/10,000th of a share of Common Stock (or, if there is not a nearest 1/10,000th of a share, to the next higher 1/10,000th of a share). No adjustment in the Exchange Rate will be made unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made will be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate pursuant to clause (1), (2), (3), (4), or (5) above, an adjustment will also be made to the Exchange Price as such term is used throughout the definition of Exchange Rate. The required adjustment to the Exchange Price will be made at the Exchange Date by multiplying the Exchange Price by the cumulative number or fraction determined pursuant to the Exchange Rate adjustment procedure described above. In the case of the reclassification of any shares of Common Stock into any equity securities of LaBranche & Co Inc. other than the Common Stock, such equity securities will be deemed shares of Common Stock for all purposes. Each such adjustment to the Exchange Rate and the Exchange Price will be made successively.

    ADJUSTMENT EVENTS. Each of the following events are called "Adjustment Events":

    (1) any dividend or distribution by LaBranche & Co Inc. to all holders of Common Stock of evidences of its indebtedness or other assets (excluding any dividends or distributions referred to in clause (1) of the first paragraph under the caption "--Dilution Adjustments" above, any equity securities issued pursuant to a reclassification referred to in clause (4) of such paragraph and any Ordinary Cash Dividends (as defined below)) or any issuance by LaBranche & Co Inc. to all holders of Common Stock of rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in clause (5) of the first paragraph under the caption "--Dilution Adjustments" above),

    (2) any consolidation or merger of LaBranche & Co Inc. with or into another entity (other than a merger or consolidation in which LaBranche & Co Inc. is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of LaBranche & Co Inc. or another corporation),

    (3) any sale, transfer, lease or conveyance to another corporation of the property of LaBranche & Co Inc. as an entirety or substantially as an entirety,

    (4) any statutory exchange of securities of LaBranche & Co Inc. with another corporation (other than in connection with a merger or acquisition), and

    (5) any liquidation, dissolution or winding up of LaBranche & Co Inc.

    After the occurrence of any Adjustment Event, the seller will deliver at the Exchange Date, in lieu of or (in the case of an Adjustment Event described in clause (1) above) in addition to, shares of Common Stock as described above, cash in an amount equal to:

    (A) if the Exchange Price is greater than the Threshold Appreciation Price,
       0.8333 multiplied by the Transaction Value (as defined below);

    (B) if the Exchange Price is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the product of
       (x) the Initial Price divided by the Exchange Price multiplied by
       (y) the Transaction Value; and

    (C) if the Exchange Price is less than or equal to the Initial Price, the Transaction Value;

provided, however, that if the consideration received by holders of Common Stock in such Adjustment Event does not and may not at the option of such holders include Reported Securities (as defined below), then (except in the case of an Adjustment Event solely of the type described in (1) above) (a) each seller's delivery obligations under its prepaid forward contract will be accelerated and promptly upon consummation of the Adjustment Event each seller will be required to deliver cash in an amount equal to (x) if the Transaction Value is greater than the Threshold Appreciation Price,

0.8333 multiplied by the Transaction Value, (y) if the Transaction Value is less than or equal to the Threshold Appreciation Price but greater than Initial Price, the Initial Price, and (z) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value; (b) the Custodian will liquidate the U.S. treasury securities acquired by the trust at closing and then held by the trust; and (c) the amount delivered by the sellers as described in
(a) above and the proceeds of such liquidation will be distributed to the owners of the DECS.

    If the consideration received by holders of Common Stock in an Adjustment Event includes Reported Securities and, to any extent, consideration other than Reported Securities, then (a) each seller's delivery obligations under its prepaid forward contract will be accelerated to the extent that the value of the consideration received in such Adjustment Event does not derive from Reported Securities and promptly upon consummation of the Adjustment Event each seller will be required to deliver cash in an amount equal to (x) if the Transaction Value is greater than the Threshold Appreciation Price, 0.8333 multiplied by
(i) the Transaction Value and (ii) the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities, (y) if the Transaction Value is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the Initial Price multiplied by the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities, and (z) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value multiplied by the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities; (b) the Custodian will liquidate an amount of the U.S. treasury securities then held by the trust, based on the face value of such U.S. treasury securities, equal to the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities; and (c) the amount delivered by each seller as described in (a) above and the proceeds of the liquidation of the U.S. treasury securities described in (b) above will be distributed to the owners of the DECS. Any liquidation of U.S. treasury securities in connection with a partial acceleration will reduce the amount of each quarterly distribution to DECS holders for the remaining term of the trust.

    Following an Adjustment Event, the Exchange Price, as such term is used in the formula in the preceding paragraphs and throughout the definition of Exchange Rate, will be deemed to equal (A) if shares of Common Stock are outstanding at the Exchange Date, the Exchange Price of the Common Stock, as adjusted pursuant to the method described above under "--Dilution Adjustments," otherwise zero, plus (B) the Transaction Value.

    Notwithstanding the foregoing, with respect to any securities received by holders of Common Stock in an Adjustment Event that

    (1) are

       (a) listed on a United States national securities exchange,

       (b) reported on a United States national securities system subject to last sale reporting,

       (c) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization, or

       (d) for which bid and ask prices are available from at least three nationally recognized investment banking firms, and

    (2) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the Exchange Date of the DECS;

("Reported Securities"), the sellers will, in lieu of delivering cash in respect of such Reported Securities received in an Adjustment Event, deliver a number of such Reported Securities with a value equal to all cash amounts that would otherwise be deliverable in respect of Reported Securities received in such Adjustment Event, as determined in accordance with clause (2) of the definition of Transaction Value, unless the sellers have made an election to exercise the Cash Delivery Option or such Reported Securities have not yet been delivered to the holders entitled thereto following such Adjustment Event or any record date with respect thereto. If a seller delivers any Reported Securities, upon distribution thereof by the trust to owners of DECS, each owner of a DECS will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such Reported Securities. If, following any Adjustment Event, any Reported Security ceases to qualify as a Reported Security, then
(x) the sellers will not deliver such Reported Security but instead will deliver an equivalent amount of cash and (y) notwithstanding clause (2) of the definition of Transaction Value, the Transaction Value of such Reported Security will mean the fair market value of such Reported Security on the date such security ceases to qualify as a Reported Security, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose.

    Because each DECS represents the right of the owner of the DECS to receive a PRO RATA portion of the Common Stock or other assets delivered by the sellers pursuant to the prepaid forward contracts, the amount of cash and/or the kind and number of securities which the owners of DECS are entitled to receive after an Adjustment Event will be adjusted following the date of such Adjustment Event in the same manner and upon the occurrence of the same type of events as described under the captions "--Dilution Adjustments" and "--Adjustment Events" with respect to Common Stock and LaBranche & Co Inc.

    For purposes of the foregoing, the term "Ordinary Cash Dividend" means, with respect to any consecutive 365-day period, any dividend with respect to the Common Stock paid in cash to the extent that the amount of such dividend, together with the total amount of all other dividends on the Common Stock paid in cash during such 365-day period, does not exceed on a per share basis 10% of the average of the Closing Prices of the Common Stock over such 365-day period.

    The term "Transaction Value" means

(1) for any cash received in any Adjustment Event, the amount of cash received per share of Common Stock,

(2) for any Reported Securities received in any Adjustment Event, an amount equal to (x) the average Closing Price per unit of such Reported Securities on the 20 Trading Days immediately prior to, but not including, the Exchange Date (except in the case of a Rollover Offering, in which case the Closing Price on the Trading Day immediately preceding the Pricing Date or, if the Rollover Offering is priced after 4:00 p.m. New York City time on the Pricing Date, the Closing Price on the Pricing Date shall be used for purposes of this clause (2)(x)) multiplied by (y) the number of such Reported Securities (as adjusted pursuant to the methods described above under "--Dilution Adjustments" and "--Adjustment Events") received per share of Common Stock, and

(3) for any property received in any Adjustment Event other than cash or Reported Securities, an amount equal to the fair market value of the property received per share of Common Stock on the date such property is received, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose;

    provided, however, that in the case of clause (2),

    (x) with respect to securities that are Reported Securities by virtue of only clause (1)(d) of the definition of Reported Securities above, Transaction Value with respect to any such Reported Security means the average of the mid-point of the last bid and ask prices for such Reported Security as of the Exchange Date from each of at least three nationally recognized investment banking firms that the Administrator retains for such purpose multiplied by the number of such Reported Securities (as adjusted pursuant to the methods described above under "--Dilution Adjustments" and "--Adjustment Events") received per share of Common Stock, and

    (y) with respect to all other Reported Securities, if there are not 20 Trading Days for any particular Reported Security occurring after the 60th calendar day immediately prior to, but not including, the Exchange Date, Transaction Value with respect to such Reported Security means the market value of such Reported Security as of the Exchange Date as determined by a nationally recognized investment banking firm that the Administrator retains for such purpose multiplied by the number of such Reported Securities (as adjusted pursuant to the methods described above under "--Dilution Adjustments" and "--Adjustment Events") received per share of Common Stock.

    For purposes of calculating the Transaction Value, any cash, Reported Securities or other property receivable in an Adjustment Event will be deemed to have been received immediately prior to the close of business on the record date for such Adjustment Event or, if there is no record date for such Adjustment Event, immediately prior to the close of business on the effective date of such Adjustment Event.

    No adjustments will be made for certain other events, such as offerings of Common Stock by LaBranche & Co Inc. for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of Common Stock by a seller.

    Each seller is required under its prepaid forward contract to notify the trust promptly upon becoming aware that an event requiring an adjustment to the Exchange Rate or which is an Adjustment Event is pending or has occurred. The trust will, within ten Business Days following the occurrence of an event that requires an adjustment to the Exchange Rate or the occurrence of an Adjustment Event (or, in either case, if the trust is not aware of such occurrence, as soon as practicable after becoming so aware), notify each owner of DECS in writing of the occurrence of such event including a statement in reasonable detail setting forth the method by which the adjustment to the Exchange Rate or change in the consideration to be received by owners of DECS following the Adjustment Event was determined and setting forth the revised Exchange Rate or consideration, as the case may be. However, for any adjustment to the Exchange Price, this notice will only disclose the factor by which the Exchange Price is to be multiplied in order to determine which clause of the Exchange Rate definition will apply at the Exchange Date.

    COLLATERAL REQUIREMENTS OF THE FORWARD CONTRACTS; ACCELERATION. Each seller's obligations under its prepaid forward contract will be secured by a pledge of one share of Common Stock for each share of Common Stock subject to its prepaid forward contract (subject to adjustment in accordance with the dilution provisions of its prepaid forward contract), pursuant to a Collateral Agreement among such seller, the trust and The Bank of New York, as collateral agent (the "Collateral Agent"). In addition, the obligation of the sellers to pay an additional amount in connection with the extension or acceleration of the Exchange Date will be secured by a pledge by each seller of U.S. treasury securities or cash.

    Unless they are in default of their obligations under their respective Collateral Agreements, the sellers will be permitted under each of the prepaid forward contracts to substitute for the pledged shares of Common Stock collateral consisting of short-term, direct obligations of the U.S. Government or cash. Any U.S. Government obligations pledged as substitute collateral for shares of Common Stock must have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination (as defined below) that is not cured by the close of business on the next Business Day thereafter, as described below, 200%) of the product of the Market Price of the Common Stock at the time of each valuation times the number of shares of Common Stock for which such obligations are being substituted. Each of the Collateral Agreements provides that, after an Adjustment Event, the relevant seller will pledge as alternative collateral any Reported Securities, and cash in an amount at least equal to the Transaction Value of any consideration other than Reported Securities (less the amount of any cash paid to the trust in connection with a partial acceleration of the relevant forward contract), received by it in respect of the maximum number of shares of Common Stock subject to its prepaid forward contract at the time of the Adjustment Event. The number of Reported Securities required to be pledged will be adjusted if any event requiring a dilution adjustment under the prepaid forward contract occurs. The sellers will be permitted to substitute U.S. Government obligations or cash for Reported Securities. Any U.S. Government obligations or cash so substituted must have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of, in the case of obligations substituted for pledged Reported Securities, not less than 150% (or, from and after any Insufficiency Determination that is not cured by the close of business on the next Business Day thereafter, as described below, 200%) of the product of the market value per Reported Security at the time of each valuation times the number of Reported Securities for which such obligations are being substituted.

    The Collateral Agent will promptly pay over to the relevant seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the seller is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to the seller would cause the seller's collateral to become insufficient under its Collateral Agreement.

    If the Collateral Agent determines (an "Insufficiency Determination") that U.S. Government obligations or cash pledged by a seller as substitute collateral fail to meet the foregoing requirements at any valuation, or that a seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Common Stock or Reported Securities subject to its prepaid forward contract, and such failure is not cured by the close of business on the next Business Day after such determination, then, unless a Collateral Event of Default (as defined below) under the Collateral Agreement has occurred and is continuing, the Collateral Agent will commence (1) sales of the collateral pledged under such Collateral Agreement consisting of U.S. Government obligations or cash and (2) purchases, using the proceeds of such sales, of shares of Common Stock or Reported Securities in an amount sufficient to cause the collateral to meet the requirements under such seller's Collateral Agreement. The Collateral Agent will discontinue such sales and purchases if at any time a Collateral Event of Default under the relevant Collateral Agreement has occurred and is continuing.

    The occurrence of a Collateral Event of Default under any seller's Collateral Agreement, or the bankruptcy or insolvency of a seller, will cause an automatic acceleration of such seller's obligations under its prepaid forward contract. A "Collateral Event of Default" under the Collateral Agreement means, at any time,

    (A) if no U.S. Government obligations or cash are pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Common Stock subject to the relevant seller's prepaid forward contract at such time (or, if an Adjustment Event has occurred at or prior to such time, failure of the collateral to include the maximum number of any Reported Securities required to be pledged by such seller as described above);

    (B) if any U.S. Government obligations or cash are pledged as substitute collateral for shares of Common Stock (or Reported Securities) under the relevant Collateral Agreement at such time, failure of such U.S. Government obligations or cash to have a market value at such time of at least 105% of the Market Price of the Common Stock (or the then-current market price per unit of Reported Securities, as the case may be) times the difference between

        (x) the maximum number of shares of Common Stock (or Reported Securities) subject to the relevant seller's prepaid forward contract at such time, and

        (y) the number of shares of Common Stock (or Reported Securities) pledged as collateral by the relevant seller at such time; and

    (C) if any U.S. Government obligations are pledged as substitute collateral for any cash under the relevant Collateral Agreement at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of such cash, if such failure is not cured within one Business Day after notice thereof is delivered to the seller.

    Except as described below, upon acceleration of any seller's prepaid forward contract, the Collateral Agent will to the extent permitted by law distribute to the trust for distribution PRO RATA to the investors the maximum number of shares of Common Stock subject to such prepaid forward contract, in the form of the shares of Common Stock then pledged by that seller, or cash either pledged or generated from the liquidation of U.S. Government obligations then pledged by that seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash either pledged or generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof). In addition, if by the Exchange Date any substitute collateral has not been replaced by shares of Common Stock (or, after an Adjustment Event, Reported Securities) sufficient to meet the obligations under a seller's prepaid forward contract, the Collateral Agent will distribute to the trust for distribution PRO RATA to the investors the market value of the shares of Common Stock required to be delivered thereunder, in the form of any shares of Common Stock then pledged by that seller plus cash either pledged or generated from the liquidation of U.S. Government obligations then pledged by that seller (or, after an Adjustment Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Reported Securities then pledged, plus cash either pledged or generated from the liquidation of U.S. Government obligations then pledged).

    If upon acceleration of any seller's prepaid forward contract, that seller is subject to a bankruptcy or similar proceeding, the Collateral Agent will to the extent permitted by law distribute to the trust for distribution PRO RATA to the investors a number of shares of Common Stock, in the form of the shares of Common Stock then pledged by that seller, or cash either pledged or generated from the liquidation of U.S. Government obligations then pledged by the seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash either pledged or generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof), with an aggregate value equal to the "Acceleration Value." The Administrator will determine the Acceleration Value on the basis of quotations from independent dealers. Each quotation will be for an amount that would be paid to the relevant dealer in consideration of an agreement that would have the effect of preserving the trust's rights to receive the number of shares of Common Stock (or, after an Adjustment Event, Reported Securities) subject to the relevant seller's prepaid forward contract on the Exchange Date. The Administrator will request quotations from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be such quotation. If no quotations are provided, the Acceleration Value will be the aggregate value of the number of shares of Common Stock (or, after an Adjustment Event, Reported Securities) that would be required to be delivered under the relevant seller's prepaid forward contract on the date of acceleration if the Exchange Date were redefined to be the date of acceleration.

    DESCRIPTION OF THE SELLERS. Specific information on the holdings of the sellers, as required by the Securities Act of 1933, as amended (the "Securities Act"), is included in the prospectus and prospectus supplement of LaBranche & Co Inc. attached hereto.

THE U.S. TREASURY SECURITIES

    The trust will purchase and hold a series of zero-coupon ("stripped") U.S. treasury securities with such face amounts and maturities as will provide investors with a quarterly distribution of $0.5744 per DECS on the distribution date in May 2002 and $0.5329 on each subsequent distribution date during the term of the trust. The trust may invest up to 35% of its total assets in these treasury securities. If any prepaid forward contract is partially accelerated pursuant to an Adjustment Event in connection with which holders of Common Stock receive, both Reported Securities and (subject to the limitation described above) consideration other than Reported Securities, the Administrator will liquidate an amount of the U.S. treasury securities then held in the trust proportionate to the percentage of consideration received in such Adjustment Event that does not consist of Reported Securities and will distribute the proceeds thereof PRO RATA to investors, together with proceeds from the partial acceleration of such prepaid forward contract. See "--The Forward Contracts--Collateral Requirements of the Forward Contracts; Acceleration" above and "--Trust Termination" below.

    If the sellers extend the Exchange Date under their prepaid forward contracts, they will be required to pledge U.S. treasury securities to the trust as collateral securing its obligation to pay the additional amount described above under "--The Forward Contracts--Extension and Acceleration of the Exchange Date at the Option of the Sellers."

TEMPORARY INVESTMENTS

    For cash management purposes, the trust may invest the proceeds of the U.S. treasury securities held by the trust and any other cash held by the trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next distribution date.

TRUST TERMINATION

    The trust will terminate automatically on or shortly after the Exchange Date or following the distribution of all trust assets to investors, if earlier.

    If the prepaid forward contracts are accelerated, the Administrator will liquidate any U.S. treasury securities then held by the trust and will distribute the proceeds thereof PRO RATA to the investors, together with all shares of Common Stock subject to the prepaid forward contracts that are pledged by the sellers, or cash generated from the liquidation of U.S. Government obligations then pledged by the sellers, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash either pledged or generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof) or in certain cases, the Acceleration Value of the prepaid forward contracts. After this distribution, the term of the trust will expire. See "--The Forward Contracts--Collateral Requirements of the Forward Contracts; Acceleration."

DELIVERY OF COMMON STOCK AND REPORTED SECURITIES; NO FRACTIONAL SHARES OF COMMON STOCK OR REPORTED SECURITIES

    The Common Stock and Reported Securities delivered under the prepaid forward contracts at the Exchange Date are expected to be distributed by the trust to the investors PRO RATA shortly after the Exchange Date, except that no fractional shares of Common Stock or Reported Securities will be distributed. If more than one DECS is surrendered at one time by the same investor, the number of full shares of Common Stock or Reported Securities to be delivered upon termination of the trust will be computed on the basis of the total number of DECS so surrendered at the Exchange Date. Instead of delivering any fractional share or security, the trust will sell a number of shares or securities equal to the total of all fractional shares or securities that would otherwise be delivered to investors of all DECS, and each such investor will be entitled to receive an amount in cash equal to the PRO RATA portion of the proceeds of such sale (which may be at a price lower than the Exchange Price).

                            INVESTMENT RESTRICTIONS

    The trust has adopted a fundamental policy that the trust may not purchase any securities or instruments other than the U.S. treasury securities, the prepaid forward contracts and the Common Stock or other assets received pursuant to the prepaid forward contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the DECS; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The trust has also adopted a fundamental policy that the trust may not dispose of any of the prepaid forward contracts during the term of the trust and, except for a partial liquidation of U.S. treasury securities following partial acceleration of any prepaid forward contract as described above under "Investment Objectives and Policies--The U.S. Treasury Securities", the trust may not dispose of the U.S. treasury securities prior to the earlier of their respective maturities and the termination of the trust.

                             RISK FACTORS FOR DECS

    The DECS may trade at widely different prices before maturity depending upon factors such as changes in the market price of the Common Stock and other events that the trust cannot predict and are beyond the trust's control. The text describes this in more detail below.

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT

    The internal operations of the trust will be managed by its trustees; the trust will not have any separate investment advisor. The trust has adopted a fundamental policy that the trust may not dispose of any of the prepaid forward contracts during the term of the trust and the trust may not dispose of the U.S. treasury securities held by the trust prior to the earlier of their maturities and the termination of the trust except for a partial liquidation of U.S. treasury securities following partial acceleration of the prepaid forward contracts. As a result, the trust will continue to hold the prepaid forward contracts even if there is a significant decline in the market price of the Common Stock or adverse changes in the financial condition of LaBranche & Co Inc. (or, after an Adjustment Event, comparable developments affecting any Reported Securities or the issuer of such securities). The trust will not be managed like a typical closed-end investment company.

COMPARISON TO OTHER SECURITIES; RELATIONSHIP TO LABRANCHE & CO INC. SHARES

    The DECS are different from ordinary securities because the value of the Common Stock, cash or other securities you will receive on termination of the trust may be more or less than the initial price of the DECS. If the value of a share of Common Stock shortly before the exchange date is less than the price you paid for each of your DECS, you will suffer a loss on your investment in the DECS. If LaBranche & Co Inc. is insolvent or bankrupt when the DECS mature, you might lose your entire investment. You take all the risk of a fall in the value of the Common Stock before the Exchange Date.

    In addition, you have less opportunity to make money from an increase in the price of the Common Stock by investing in the DECS than by investing directly in the Common Stock. The value of what you receive when the trust is terminated will be greater than the initial price of the DECS only if the value of the Common Stock exceeds $37.8960 per share. This is an increase of approximately 20% over the price of the Common Stock when the DECS are first offered for sale. In addition, you will receive only about 83.33% of any increase in the value of the Common Stock above $37.8960 per share.

    In return, you will receive quarterly distributions on the DECS at an annual rate of 6.75%, which is more than the historical annual dividend on the Common Stock, which currently pays no dividends. However, LaBranche & Co Inc. could pay dividends in the future that are higher than the distributions that you receive from the trust.

    The trust cannot predict whether the price of a share of Common Stock will rise or fall. However, the following factors may affect the trading price of Common Stock:

    - whether LaBranche & Co Inc. makes a profit and what its future prospects are;

    - trading in the capital markets generally;

    - trading on the NYSE, where the Common Stock is traded;

    - the health of the specialist industry; and

    - whether LaBranche & Co Inc. issues securities like the DECS, or LaBranche & Co Inc. or another person in the market transfers a large amount of Common Stock.

    As of the date of this prospectus, the sellers beneficially owned a total of 34,411,343 shares of Common Stock, of which the sellers may deliver up to 3,304,348 shares of Common Stock (or 3,800,000 shares if the underwriters' over-allotment option is exercised in full) to the trust at the Exchange Date.

    Please refer to the attached prospectus for information about LaBranche & Co Inc. and the Common Stock.

IMPACT OF THE DECS ON THE MARKET FOR THE LABRANCHE & CO INC. SHARES

    The trust cannot predict accurately how or whether investors will resell the DECS and how easy it will be to resell them. Any market that develops for the DECS is likely to influence and be influenced by the market for the Common Stock. For example, investors' anticipation that the sellers may deliver Common Stock that represents approximately 5.6% of the currently outstanding Common Stock when the DECS mature could cause the price of the Common Stock to be unstable or fall. The following factors could also affect the price of Common
Stock:

    - sales of Common Stock by investors who prefer to invest in LaBranche & Co Inc. by investing in the DECS;

    - hedging of investments in the DECS by selling Common Stock (called "selling short"); and

    - arbitrage trading activity between the DECS and Common Stock.

DILUTION OF LABRANCHE & CO INC. SHARES; LACK OF STOCKHOLDER RIGHTS

    The terms of the DECS include some protections so you will receive equivalent value when the DECS mature even if LaBranche & Co Inc. splits or combines its shares, pays stock dividends or does other similar things that change the amount of Common Stock currently outstanding. However, these terms will not protect you against all events. For example, the amount you receive when the DECS mature may not change if LaBranche & Co Inc. offers shares for cash or in an acquisition, even if the price of Common Stock falls and this causes the price of the DECS to fall. The trust has no control over whether LaBranche & Co Inc. will offer shares or do something similar in the future or the amount of any offering.

    In addition, unless and until the sellers decide to deliver Common Stock to the trust when the DECS mature and until the trust distributes the Common Stock to you, you will have no voting, dividend or other similar rights associated with the Common Stock.

LABRANCHE & CO INC. NOT RESPONSIBLE FOR THE DECS

    LaBranche & Co Inc. has no obligation to make any payments on the DECS. LaBranche & Co Inc. also does not have to take the trust's needs or your needs into consideration for any reason. LaBranche & Co Inc. will not receive any money from the sale of the DECS and did not decide to issue the DECS. LaBranche & Co Inc. did not determine when the trust will issue the DECS, how much the trust will sell them for or how many the trust will sell. LaBranche & Co Inc. is not involved in managing or trading the DECS or determining or calculating the amount you will receive when the DECS mature.

DECS MAY BE DIFFICULT TO RESELL

    The DECS are new and innovative securities, and there is currently no market in which to resell them. The underwriters currently intend, but are not obligated, to buy and sell the DECS. A resale market might not develop or, if it does, might not give you the opportunity to resell your DECS and may not continue until the DECS mature.

    The trust has applied to have the DECS approved for listing on the NYSE. Nonetheless, the NYSE might not approve the application or if approved, could revoke the listing after approval or stop trading of the DECS at any time. If the NYSE will no longer quote the DECS or stops trading them, the trust will ask another national securities exchange to list the DECS or another trading market to quote them. If the DECS are no longer listed or traded on any securities exchange or trading market, or if a securities exchange or trading market stops trading of the DECS, you may have difficulty getting price information and it may be more difficult to resell the DECS.

NET ASSET VALUE OF THE TRUST

    The trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the DECS will trade at, below or above their net asset value. For investors who wish to sell the DECS in a relatively short period of time after the DECS offering, the risk of the DECS trading at a discount is more pronounced because the gain or loss that such investors realize on their investment is likely to depend more on whether the DECS are trading at a discount or premium than upon the value of the trust's assets. The trust will not redeem any DECS prior to the Exchange Date of the Common Stock or the earlier termination of the trust.

NON-DIVERSIFIED STATUS

    The trust is considered non-diversified under the Investment Company Act of 1940, which means that the trust is not limited in the proportion of its assets that may be invested in one security. Because the trust will only own the U.S. treasury securities, the prepaid forward contracts or other assets subject to the prepaid forward contracts, the DECS may be a riskier investment than would be the case for an investment company with more diversified investments.

TAX TREATMENT OF DECS UNCERTAIN

    No statutory, judicial or administrative authority directly addresses the characterization of the DECS or instruments similar to the DECS for U.S. federal income tax purposes. As a result, significant aspects of the U.S. federal income tax consequences of an investment in the DECS are not certain. There is no ruling from the Internal Revenue Service with respect to the DECS and the Internal Revenue Service might not agree with the conclusions expressed under the section "Certain United States Federal Income Tax Considerations" in this prospectus.

RISK FACTORS FOR LABRANCHE & CO INC.

    You should carefully consider the information in the attached prospectus of LaBranche & Co Inc., including the risk factors for LaBranche & Co Inc.

RISK RELATING TO BANKRUPTCY OF THE SELLERS

    It is possible that one or more of the sellers may be the subject of proceedings under the U.S. Bankruptcy Code. The trust believes that each of the prepaid forward contracts constitutes a "securities contract" for purposes of the U.S. Bankruptcy Code, liquidation of which would not be subject to the automatic stay provisions of the U.S. Bankruptcy Code in the event of the bankruptcy of the relevant seller. It is, however, possible that a prepaid forward contract could be determined not to qualify as a "securities contract" for this purpose.

    Proceedings under the U.S. Bankruptcy Code in respect of any seller may thus cause a delay in settlement of that seller's prepaid forward contract, or otherwise subject that prepaid forward contract to such proceedings. In turn, this could adversely affect the timing of settlement and could impair the trust's ability to distribute the Common Stock or other assets subject to that prepaid forward contract and the related Collateral Agreement to you on a timely basis and, as a result, could adversely affect the amount received by you in respect of the DECS and/or the timing of such receipt.

                                NET ASSET VALUE

    The Administrator will calculate the net asset value of the portfolio at least quarterly by dividing the value of the net assets of the trust (the value of its assets less its liabilities) by the total number of DECS outstanding. The trust's net asset value will be published semi-annually as part of the trust's semi-annual report to investors and at such other times as the trust may determine. The U.S. treasury securities held by the trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the trustees. Short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest to be received. The prepaid forward contracts will be valued at the mean of the bid prices the trust receives from at least three independent broker-dealer firms unaffiliated with the trust who are in the business of making bids on financial instruments similar to the prepaid forward contracts and with terms comparable thereto. If the trust (acting through the Administrator) is unable to obtain valuations from three independent broker-dealer firms, as required by the preceding sentence, on a timely basis or without unreasonable effort or expense, the prepaid forward contracts will be valued at the median of bid prices received from two such broker-dealer firms. If the trust (acting through the Administrator) is unable to obtain a valuation for the prepaid forward contracts it believes to be reasonable through the above method on a timely basis or without unreasonable effort or expense, the value of the prepaid forward contracts will be established at a level deemed to be fair and reflective of the market value for the prepaid forward contracts based on all appropriate factors relevant to the value of the prepaid forward contracts as determined by an independent expert or appraiser retained by the Trustees (as defined below) or the Administrator (as defined below) on their behalf.

                            DESCRIPTION OF THE DECS

    Each DECS represents an equal proportional interest in the trust. Upon liquidation of the trust, investors are entitled to share PRO RATA in the net assets of the trust available for distribution. DECS have no preemptive, redemption or conversion rights. The DECS, when issued and outstanding, will be fully paid and non-assessable. The only securities that the trust is authorized to issue are the DECS offered hereby and those sold to the initial investor referred to below. See "Underwriting."

    Owners of DECS are entitled to one vote for each DECS held on all matters to be voted on by investors and are not able to vote cumulatively in the election of Trustees. The trustees of the trust have been selected initially by Salomon Smith Barney Inc. as the initial investor in the trust. The trust intends to hold annual meetings as required by the rules of the NYSE.

    The trustees may call special meetings of investors for action by investor vote as may be required by either the Investment Company Act or the Declaration of Trust. Investors have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding DECS, to remove a Trustee. The Trustees will call a meeting of investors to vote on the removal of a Trustee upon the written request of the record owners of 10% of the DECS or to vote on other matters upon the written request of the record owners of 51% of the DECS (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the investors in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Owners at the close of business on the record date will be entitled to vote at the meeting. The trust will also assist in communications with other owners as required by the Investment Company Act.

BOOK-ENTRY SYSTEM

    The DECS will be issued in the form of one or more global securities (the "Global Security") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.

    The Depositary has advised the trust and the underwriters as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

    Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective DECS represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters. Ownership of beneficial interests in such Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Security will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Security. Ownership of beneficial interests in such Global Security by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

    So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the DECS. Except as set forth below, owners of beneficial interests in such Global Security will not be entitled to have the DECS registered in their names and will not receive or be entitled to receive physical delivery of the DECS in definitive form and will not be considered the owners or holders thereof.

    Shares of Common Stock or other assets deliverable in respect of, and any quarterly distributions on, DECS registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the trust, any trustee, the Paying Agent, the Administrator or the Custodian for the DECS will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

    The trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

    A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the trust within 90 days, the trust will issue DECS in definitive registered form in exchange for the Global Security representing such DECS. In that event, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of DECS represented by such Global Security equal in number to that represented by such beneficial interest and to have such DECS registered in its name.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

TRUSTEES

    The internal operations of the trust will be managed by three Trustees, none of whom will be an "interested person" of the trust as defined in the Investment Company Act; the trust will not have an investment adviser. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the trust.

    The names of the persons who were elected by Salomon Smith Barney Inc., the sponsor/initial investor of the trust, to serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.

                                                                         PRINCIPAL OCCUPATION
                                                                                DURING
NAME, AGE AND ADDRESS                                     TITLE            PAST FIVE YEARS
---------------------                                ----------------   ----------------------
Donald J. Puglisi, 54..............................  Managing Trustee   Professor of Finance
  Department of Finance                                                 University of Delaware
  University of Delaware
  Newark, DE 19716

William R. Latham, III, 55.........................  Trustee            Professor of Economics
  Department of Economics                                               University of Delaware
  University of Delaware
  Newark, DE 19716

James B. O'Neill, 60...............................  Trustee            Professor of Economics
  Center for Economics                                                  University of Delaware
  Education and Enterpreneurship
  University of Delaware
  Newark, DE 19716

    Salomon Smith Barney Inc. will pay to each Trustee who is not a director, officer or employee of either the underwriters or the Administrator, or of any affiliate thereof, in respect of his annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of $10,800 in the aggregate. The trust's Managing Trustee will also receive an additional up-front fee of $3,600 in the aggregate for serving in that capacity. The sellers will reimburse Salomon Smith Barney Inc. for these payments as part of the expenses of the trust. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

ADMINISTRATOR

    The day-to-day affairs of the trust will be managed by The Bank of New York, as trust Administrator pursuant to an administration agreement. Under the administration agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, their duties to:

    (1) receive invoices for and pay, or cause to be paid, all expenses incurred by the trust;

    (2) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the trust);

    (3) instruct the Paying Agent to pay distributions on DECS as described herein;

    (4) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the trust;

    (5) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the trust; and

    (6) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of DECS.

    The Administrator will not, however, select the independent public accountants for the trust or sell or otherwise dispose of the trust's assets (except in connection with an acceleration of a prepaid forward contract, or the settlement of the prepaid forward contracts at the Exchange Date, and upon termination of the trust).

    Either the trust or the Administrator may terminate the administration agreement upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

    Except for its roles as Administrator, Custodian (as defined below), Paying Agent (as defined below), registrar and transfer agent of the trust, and except for its role as Collateral Agent under the Collateral Agreements, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the trust.

    The address of the Administrator is 5 Penn Plaza, 13th Floor, New York, New York 10001.

CUSTODIAN

    The trust's custodian (the "Custodian") is The Bank of New York pursuant to a custodian agreement. In the event of any termination of the custodian agreement by the trust or the resignation of the Custodian, the trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the custodian agreement. Pursuant to the custodian agreement, the Custodian will invest all net cash received by the trust in short-term U.S. Government securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as Collateral Agent under the Collateral Agreements and will hold a perfected security interest in the Common Stock and U.S. Government obligations or other assets consistent with the terms of the prepaid forward contracts.

PAYING AGENT

    The transfer agent, registrar and paying agent (the "Paying Agent") for the DECS is The Bank of New York pursuant to a paying agent agreement. In the event of any termination of the paying agent agreement by the trust or the resignation of the Paying Agent, the trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

    The trust will indemnify each Trustee, the Administrator, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrator, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Salomon Smith Barney Inc. has agreed to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The sellers in turn will reimburse Salomon Smith Barney Inc. for certain of such reimbursements paid by it as part of the expenses of the trust.

DISTRIBUTIONS

    The trust intends to distribute to investors on a quarterly basis the proceeds of the U.S. treasury securities held by the trust. The first distribution, reflecting the trust's operations from the date of this offering, will be made on May 15, 2002 to owners of record as of May 1, 2002. Thereafter, the trust will make distributions on August 15, November 15, February 15 and May 15 or, if any such date is not a Business Day, on the next succeeding Business Day, of each year to owners of record as of each August 1, November 1, February 1 and May 1, respectively. A portion of each such distribution should be treated as a tax-free return of the investor's investment. See "Investment Objective and Policies--Trust Assets" and "Certain United States Federal Income Tax Considerations." If any prepaid forward contract is accelerated as described in "Investment Objectives and Policies--The Forward Contracts--Collateral Requirements of the Forward Contracts; Acceleration," each investor will receive its PRO RATA share of the proceeds from the acceleration of that prepaid forward contract and from the liquidation of a proportionate share of the treasury securities then held in the trust. Upon termination of the trust as described in "Investment Objectives and Policies--Trust Termination," each investor will receive its PRO RATA share of any remaining net assets of the trust.

    The trust does not permit the reinvestment of distributions.

ESTIMATED EXPENSES

    At the closing of this offering, Salomon Smith Barney Inc. will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of such party's ongoing fees and, in the case of the Administrator, anticipated expenses of the trust over the term of the trust. The anticipated trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountant services, costs of printing proxies, DECS certificates and investor reports, expenses of the trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the DECS for sale in the various states. The one-time, up-front payments described above total approximately $310,000. Salomon Smith Barney Inc. also will pay estimated organization costs of the trust in the amount of $10,000 and estimated costs of the trust in connection with the initial registration and public offering of the DECS in the amount of $315,000 at the closing of the offering.

    The amount payable to the Administrator in respect of ongoing expenses of the trust was determined based on estimates made in good faith on the basis of information currently available to the trust, including estimates furnished by the trust's agents. Actual operating expenses of the trust may be substantially more than this amount. Any additional expenses will be paid by Salomon Smith Barney Inc. or, in the event of its failure to pay certain amounts, the sellers, or, in the event of the failure of either of Salomon Smith Barney Inc. or the sellers to pay such amounts, the trust. The sellers will reimburse Salomon Smith Barney Inc. for certain of the expenses of the trust paid by it.

            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

    The following is a summary of the principal U.S. federal income tax consequences that may be relevant to an owner of a DECS that is a "U.S. Holder." A DECS owner will be treated as a U.S. Holder for U.S. federal income tax purposes if the owner is:

    - an individual who is a citizen or resident of the United States,

    - a U.S. domestic corporation, or

    - any other person that is subject to U.S. federal income taxation on a net income basis in respect of its investment in DECS.

    This summary is based on the U.S. federal income tax laws, regulations, rulings and decisions now in effect, all of which are subject to change, possibly on a retroactive basis. Except to the extent discussed below under "Non-U.S. Holders," this summary applies only to U.S. Holders that will hold DECS as capital assets, and only if the investor purchased the DECS in their initial offering. This summary does not address all aspects of U.S. federal income taxation that may be relevant to an investor in light of the investor's individual investment circumstances, and does not address tax considerations applicable to investors that may be subject to special tax rules, such as dealers in securities or foreign currencies, traders in securities or commodities electing to mark to market, financial institutions, insurance companies, tax-exempt organizations, persons that will hold DECS as a position in a "straddle" for tax purposes or as a part of a "synthetic security" or a "conversion transaction" or other integrated investment comprised of a DECS and one or more other investments, or persons that have a functional currency other than the U.S. dollar.

    This summary does not include any description of the tax laws of any state or local governments or of any foreign government that may be applicable to the DECS or to the owners thereof. It also does not discuss the tax consequences of the ownership of the Common Stock or Reported Securities. Investors should consult their own tax advisors in determining the tax consequences to them of holding DECS, including the application to their particular situation of the U.S. federal income tax considerations discussed below, as well as the application of state, local or other tax laws.

    There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the DECS. Pursuant to the terms of the Declaration of Trust, the trust and every holder of the DECS agree to treat a DECS for U.S. federal income tax purposes as a beneficial interest in a trust that holds zero-coupon U.S. treasury securities and the prepaid forward contracts. The trust intends to report holders' income to the Internal Revenue Service in accordance with this treatment. In addition, pursuant to the terms of the prepaid forward contracts and the Declaration of Trust, the sellers, the trust and every holder of a DECS will be obligated (in the absence of an administrative determination or judicial ruling to the contrary) to characterize the prepaid forward contracts for all tax purposes as a forward purchase contract to purchase Common Stock at the Exchange Date (including as a result of acceleration or otherwise), under the terms of which contract:

    (a) at the time of issuance of the DECS the holder is required to deposit irrevocably with the seller a fixed amount of cash equal to the purchase price of the DECS, less the purchase price of the U.S. treasury securities, to assure the fulfillment of the obligation described in clause (b) below, and

    (b) at maturity such cash deposit unconditionally and irrevocably will be applied by the sellers in full satisfaction of the holder's payment obligation under the forward contracts, and the sellers will deliver to the holder the number of shares of Common Stock that the holder is entitled to receive at that time pursuant to the terms of the DECS (subject to the right of the sellers to deliver cash in lieu of the Common Stock).

    Under this approach, the tax consequences of holding a DECS will be as described below. However, prospective investors in the DECS should be aware that no ruling is being requested from the Internal Revenue Service with regard to the DECS and that the Internal Revenue Service might take a different view as to the proper characterization of the DECS or of the prepaid forward contracts and of the tax consequences to an investor.

TAX STATUS OF THE TRUST

    The trust will be taxable as a grantor trust owned solely by the present and future holders of DECS for federal income tax purposes, and income received by the trust will be treated as income of the holders in the manner set forth below.

TAX CONSEQUENCES TO U.S. HOLDERS

    TAX BASIS OF THE TREASURY SECURITIES AND THE FORWARD CONTRACT. Each investor will be considered to be the owner of its PRO RATA portion of the U.S. treasury securities and the prepaid forward contract in the trust. The cost to the Investor of the DECS will be allocated among the investor's PRO RATA portion of the U.S. treasury securities and the prepaid forward contracts (in proportion to the fair market values thereof on the date on which the investor acquired the
DECS) in order to determine the investor's tax basis in its PRO RATA portion of the U.S. treasury securities and the prepaid forward contracts. It is currently anticipated that approximately 19% and 81% of the net proceeds of the offering will be used by the trust to purchase the U.S. treasury securities and as a payment to the sellers under the prepaid forward contracts, respectively.

    RECOGNITION OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY SECURITIES. The treasury securities in the trust will consist of zero-coupon U.S. treasury securities. An investor will be required to treat its PRO RATA portion of each U.S. treasury security in the trust as a bond that was originally issued on the date the investor purchased its DECS and at an original issue discount equal to the excess of the investor's PRO RATA portion of the amounts payable on such U.S. treasury security over the investor's tax basis for the U.S. treasury security as discussed above. The investor (whether on the cash or accrual method of tax accounting) is required to include original issue discount (other than original issue discount on short-term treasury securities as described below) in income for federal income tax purposes as it accrues, in accordance with a constant yield method, prior to the receipt of cash attributable to such income. Because it is expected that more than 20% of the holders of DECS will be accrual basis taxpayers, the investor will be required to include in income original issue discount on any short-term U.S. treasury security (i.e., any U.S. treasury security with a maturity of one year or less from the date it is purchased) held by the trust as that original issue discount accrues. Unless an investor elects to accrue the original issue discount on a short-term U.S. treasury security according to a constant yield method based on daily compounding, the original issue discount will be accrued on a straight-line basis. The investor's tax basis in a U.S. treasury security will be increased by the amount of any original issue discount included in income by the investor with respect to such U.S. treasury security.

    TREATMENT OF THE FORWARD CONTRACTS. Each investor will be treated as having entered into a PRO RATA portion of the prepaid forward contracts and, at the Exchange Date, as having received a PRO RATA portion of the Common Stock (or cash, Reported Securities or combination thereof) delivered to the trust. Under existing law, an investor will not recognize income, gain or loss upon entry into the prepaid forward contracts. An investor should not be required under existing law to include in income additional amounts over the term of the prepaid forward contracts. See "--Possible Alternative Treatment," however. In addition, the Internal Revenue Service and the U.S. Treasury Department have indicated that they plan to publish guidance with respect to accrual of income on certain derivative financial instruments with contingent payments, including prepaid forward contracts. If such guidance were issued, U.S. Holders (as defined above) of DECS could be required to include income in an amount greater than that described above over the term of the prepaid forward contracts.

    SALE OF THE DECS. Upon a sale of all or some of an investor's DECS, an investor will be treated as having sold its PRO RATA portion of the U.S. treasury securities and prepaid forward contracts underlying the DECS. The selling investor will recognize gain or loss equal to the difference between the amount realized and the investor's aggregate tax bases in its PRO RATA portion of the U.S. treasury securities and the prepaid forward contracts. Any gain or loss generally will be long-term capital gain or loss if the investor has held the DECS for more than one year. The distinction between capital gain or loss and ordinary income or loss is important for purposes of the limitations on an investor's ability to offset capital losses against ordinary income. In addition, individuals generally are subject to taxation at a reduced rate on long-term capital gains.

    DISTRIBUTION OF THE COMMON STOCK. The delivery of Common Stock to the trust pursuant to the prepaid forward contracts will not be taxable to the investors. The distribution of Common Stock upon the termination of the trust will not be taxable to the investors. An investor will have taxable gain or loss (which will be short-term capital gain or loss) upon receipt of cash in lieu of fractional shares of Common Stock distributed upon termination of the trust, in an amount equal to the difference between the cash received and the portion of the basis of the prepaid forward contracts allocable to fractional shares (based on the relative number of fractional shares and shares delivered to the investor). Each investor's aggregate basis in its shares of Common Stock will be equal to its basis in its PRO RATA portion of the prepaid forward contracts less the portion of such basis allocable to any fractional shares of Common Stock for which cash is received. An investor's holding period in its shares of Common Stock will begin on the day after the date of delivery of such Common Stock.

    DISTRIBUTION OF CASH. If an investor receives cash upon dissolution of the trust or as a result of the sellers' election to deliver cash, the investor will recognize capital gain or loss equal to any difference between the amount of cash received and its tax basis in the DECS at that time. Such gain or loss generally will be long-term capital gain or loss if the investor has held the DECS for more than one year at such time.

    DISTRIBUTION OF CASH OR REPORTED SECURITIES AS A RESULT OF AN ADJUSTMENT EVENT. If as a result of an Adjustment Event, cash, Reported Securities, or any combination of cash, Reported Securities and Common Stock is delivered pursuant to the prepaid forward contracts, an investor will have taxable gain or loss upon receipt equal to the difference between the amount of cash received and its basis in its PRO RATA portion of the prepaid forward contracts for which such cash was received. In addition, if as a result of an Adjustment Event the Custodian liquidates U.S. treasury securities, an investor will have taxable gain or loss upon receipt of cash allocable to the liquidated U.S. treasury securities equal to the difference between the amount of such cash and the investor's basis in its PRO RATA portion of the U.S. treasury securities. Any gain or loss will be capital gain or loss, and if the investor has held the DECS for more than one year, such gain or loss generally will be long-term capital gain or loss (except with respect to any cash received in lieu of a fractional interest in Reported Securities or Common Stock). An investor's basis in any Reported Securities received will be equal to its basis in its PRO RATA portion of the prepaid forward contracts for which such Reported Securities were received. See "Investment Objectives and Policies--The Forward Contracts."

    EXTENSION OF EXCHANGE DATE. While not free from doubt, an extension of the Exchange Date under the prepaid forward contracts should not be a taxable event and an investor therefore should not recognize gain upon such an extension. Although there is no authority addressing the treatment of the cash distribution paid on the extended Exchange Date (whether or not later accelerated), the trust intends to file information returns with the Internal Revenue Service on the basis that the cash distribution is ordinary income to the investors. Investors should consult their own tax advisors concerning the consequences of extending the Exchange Date, including the possibility that an investor may be treated as realizing gain as a result of the extension and the possibility that the cash distribution may be treated as a reduction in an investor's tax basis in the DECS by analogy to the treatment of rebates or of option premiums.

    POSSIBLE ALTERNATIVE TREATMENT. The Internal Revenue Service may contend that a DECS should be characterized for federal income tax purposes in a manner different from the approach described above. For example, the Internal Revenue Service might assert that the prepaid forward contracts should be treated as contingent debt obligations of the sellers that are subject to Treasury regulations governing contingent payment debt instruments. If the Internal Revenue Service were to prevail in making such an assertion, original issue discount would accrue with respect to the prepaid forward contracts at a "comparable yield" for the sellers under the prepaid forward contracts, determined at the time the prepaid forward contracts are entered into. An investor's PRO RATA portion of original issue discount in respect of the prepaid forward contracts and original issue discount in respect of the U.S. treasury securities might exceed the aggregate amount of the quarterly cash distributions to the investor. In addition, under this treatment, the investor would be required to treat any gain realized on the sale, exchange or redemption of the DECS as ordinary income to the extent that such gain is allocable to the prepaid forward contracts. Any loss realized on such sale, exchange or redemption that is allocable to the prepaid forward contracts would be treated as an ordinary loss to the extent of the investor's original issue discount inclusions with respect to the prepaid forward contracts, and as capital loss to the extent of loss in excess of such inclusions. It is also possible that the Internal Revenue Service could take the view that an investor should include in income the amount of cash actually received each year in respect of the DECS, or that the DECS as a whole constitute a contingent payment debt instrument subject to the rules described above.

    FEES AND EXPENSES OF THE TRUST. The trust intends to treat fees and expenses paid by Salomon Smith Barney or the sellers as attributable to them and not the investors. If, however, the fees and expenses were treated as attributable to an investor, such an investor's PRO RATA portion of the expenses in connection with the organization of the trust, underwriting discounts and commissions and other offering expenses should be includible in the cost to the owner of the DECS. There can be no assurance, however, that the Internal Revenue Service will not take the view that such expenses are excludable from the investor's cost of the DECS. If the Internal Revenue Service were to prevail, such expenses would not be includible in the basis of the assets of the trust and should instead be amortizable and deductible over the term of the trust. If such expenses were treated as amortizable and deductible, an individual investor who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the trust only to the extent that such amortized annual expenses together with the investor's other miscellaneous deductions exceed 2% of such investor's adjusted gross income.

    POTENTIAL APPLICATION OF CONSTRUCTIVE OWNERSHIP RULES. Some or all of the net long-term capital gain arising from certain "constructive ownership" transactions may be characterized as ordinary income, in which case an interest charge would be imposed on any such ordinary income. These rules have no immediate application to forward contracts in respect of the stock of most corporations, including the DECS transaction. The rules, however, grant discretionary authority to the U.S. Treasury Department to expand the scope of "constructive ownership" transactions to include forward contracts in respect of the stock of all corporations. The rules separately also direct the Treasury to promulgate regulations excluding a forward contract that does not convey "substantially all" of the economic return on an underlying asset from the scope of "constructive ownership" transactions. This category may include the DECS transaction. It is not possible to predict whether such regulations will be promulgated by the U.S. Treasury Department, or the form or effective date that any regulations that may be promulgated might take.

NON-U.S. HOLDERS

    In the case of an investor that is a non-resident alien individual or foreign corporation (a "Non-U.S. Holder"), payments made with respect to the DECS should not be subject to U.S. withholding tax, subject to the exception below, provided that the investor complies with applicable certification requirements (including in general the furnishing of an Internal Revenue Service Form W8-BEN or a substitute form). Any capital gain realized upon the sale or other disposition of the DECS by a Non-U.S. Holder generally will not be subject to U.S. federal income tax if (a) such gain is not effectively connected with a U.S. trade or business or (b) in the case of an individual, (i) the individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition, and (ii) the gain is not attributable to a fixed place of business maintained by the individual in the United States. The trust intends to treat as subject to withholding an amount equal to 30% of any additional distribution paid to any Non-U.S. Holder with respect to the DECS in the event of an extension of the Exchange Date. See "The Forward Contracts--Extension and Acceleration of the Exchange Date at the Option of Sellers." Non-U.S. Holders should consult their tax advisors regarding the possibility of applying for a refund with respect to such withheld amount.

    A Non-U.S. Holder of the DECS that is subject to U.S. federal income taxation on a net income basis with respect to the DECS should see the discussion in "--Tax Consequences to U.S. Holders."

BACKUP WITHHOLDING TAX AND INFORMATION REPORTING

    An investor in a DECS may be subject to information reporting and to backup withholding tax on certain amounts paid to the investor unless the investor
(a) is a corporation or comes within certain other exempt categories and, when required, provides proof of such exemption or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding tax and otherwise complies with applicable requirements of the backup withholding tax rules. Information reporting and backup withholding tax will not apply to payments made to an owner of a DECS that is a Non-U.S. Holder if such owner (a) is the beneficial owner of the DECS and certifies as to its non-U.S. status, (b) is not the beneficial owner of the DECS, but the beneficial owner of the DECS certifies as to its non-U.S. status or (c) otherwise establishes an exemption, provided that the trust or its agent does not have actual knowledge that the investor or the beneficial owner is a U.S. person.

    Payment of the proceeds from the sale of a DECS to or through a foreign office of a broker will not be subject to information reporting or backup withholding tax, except that if the broker is (1) a U.S. person for U.S. federal income tax purposes, (2) a controlled foreign corporation for U.S. tax purposes,
(3) a foreign person 50% or more of whose gross income from all sources for the three-year period ending with the close of its taxable year preceding the payment was effectively connected with a U.S. trade or business or (4) a foreign partnership that, at any time during its taxable year, is 50% or more (by income or capital interest) owned by U.S. persons or is engaged in the conduct of U.S. trade or business, information reporting may apply to such payments. Payment of the proceeds from a sale of a DECS to or through the U.S. office of a broker is subject to information reporting and backup withholding tax unless the investor or beneficial owner certifies as to its non-U.S. status or otherwise establishes an exemption from information reporting and backup withholding.

    Any amounts withheld under the backup withholding tax rules are not an additional tax and may be credited against a U.S. Holder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

                                  UNDERWRITING

    Salomon Smith Barney Inc., ABN AMRO Rothschild LLC and Jefferies & Company, Inc. are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the trust has agreed to sell to that underwriter, the number of DECS set forth opposite the underwriter's name.

NAME                                                          NUMBER OF DECS
----                                                          --------------
Salomon Smith Barney Inc....................................    3,016,740
ABN AMRO Rothschild LLC.....................................      143,804
Jefferies & Company, Inc....................................      143,804
                                                                ---------
  Total.....................................................    3,304,348
                                                                =========

    The underwriting agreement provides that the obligations of the several underwriters to purchase the DECS included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the DECS (other than those covered by the over-allotment option described below) if they purchase any of the DECS.

    The underwriters, for whom Salomon Smith Barney Inc., ABN AMRO Rothschild LLC and Jefferies & Company, Inc. are acting as representatives, propose to offer some of the DECS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the DECS to certain dealers at the public offering price less a concession not in excess of $0.5684 per DECS. After the initial offering of the DECS to the public, the public offering price and such concession may be changed by the representatives. The sales load of $0.9474 per DECS is equal to 3% of the initial public offering price.

    Because proceeds from the sale of the DECS will be used by the trust to purchase the prepaid forward contracts from the sellers, the underwriting agreement provides that the sellers will pay to the underwriters as compensation $0.9474 per DECS.

    The trust has granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 495,652 additional DECS at the same price per DECS as the initial DECS purchased by the underwriters. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional DECS approximately proportionate to such underwriter's initial purchase commitment. In addition, Salomon Smith Barney Inc. purchased three DECS in connection with the organization of the trust.

    LaBranche & Co Inc., its executive officers, directors and the sellers have agreed that, for a period of 90 days from the date of this prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., as representative of the underwriters, offer, sell, contract to sell, or otherwise dispose of, any shares of common stock of LaBranche & Co Inc. or any securities convertible into, or exercisable or exchangeable for, such common stock. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. However, this agreement will not restrict the ability of LaBranche & Co Inc. and the sellers to take any of the actions listed above in connection with the offering by the trust of the DECS or any delivery of shares of LaBranche & Co Inc. common stock pursuant to the terms of the DECS.

    The DECS will be a new issue of securities with no established trading market. The DECS have been approved for listing on the NYSE under the symbol "DXB." The underwriters intend to make a market in the DECS, subject to applicable laws and regulations. However, the underwriters are not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the underwriters without notice. Accordingly, no assurance can be given as to the liquidity of such market.

    In connection with the formation of the trust, Salomon Smith Barney Inc. subscribed for and purchased three DECS for a purchase price of $100. Under the prepaid forward contracts, the sellers will be obligated to deliver to the trust Common Stock in respect of such DECS on the same terms as the DECS offered hereby. Salomon Smith Barney Inc. sponsored the formation of the trust for purposes of this offering, including selecting its initial Trustees.

    Pursuant to the prepaid forward contracts, the trust has agreed, subject to the terms and conditions set forth therein, to purchase from the sellers a number of shares of Common Stock equal to the total number of DECS to be purchased by the underwriters from the trust pursuant to the underwriting agreement (including any DECS to be purchased by the underwriters upon exercise of the over-allotment option plus the number of DECS purchased by Salomon Smith Barney Inc. in connection with the organization of the trust). Pursuant to the terms of the prepaid forward contracts, the sellers will deliver to the trust at the Exchange Date a number of shares of Common Stock (or, at the option of the sellers, the cash equivalent) and/or such other consideration as permitted or required by the terms of the prepaid forward contracts, that are expected to have the same value as the shares of Common Stock delivered pursuant to the DECS. The closing of the offering of the DECS is conditioned upon execution of the prepaid forward contracts by the sellers and the trust.

    In connection with the DECS offering, the underwriters may over-allot, or engage in syndicate covering transactions, stabilizing transactions and penalty bids. Over-allotment involves syndicate sales of DECS or Common Stock in excess of the number of DECS to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of the DECS or the Common Stock in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of DECS or common stock made for the purpose of preventing or retarding a decline in the market value of the DECS or common stock while the offering is in progress. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when an underwriter, in covering syndicate short positions or making stabilizing purchases, repurchases DECS or Common Stock originally sold by the syndicate member. These activities may cause the price of DECS or Common Stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected on the NYSE or in the over-the-counter market, or otherwise and, if commenced, may be discontinued at any time.

    The underwriters have performed certain investment banking and advisory services for LaBranche & Co Inc. from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for LaBranche & Co Inc. in the ordinary course of its business.

    LaBranche & Co Inc. and the sellers have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of any of those liabilities.

                                 LEGAL MATTERS

    Certain legal matters will be passed upon for the trust and the underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain matters of Delaware law will be passed upon for the trust by Richards, Layton & Finger, Wilmington, Delaware. Certain legal matters will be passed upon for the sellers by Fulbright & Jaworski L.L.P., New York, New York.

                                    EXPERTS

    The statement of assets, liabilities and capital included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants given upon the authority of said firm as experts in auditing and accounting.

                      WHERE YOU CAN FIND MORE INFORMATION

    The trust has filed a registration statement for the DECS with the SEC. Information about the DECS and the trust may be found in that registration statement. You may read and copy the registration statement at the public reference facilities of the SEC in Washington, D.C., Chicago, Illinois and New York, New York. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Registration Statement is also available to the public from the SEC's web site at http://www.sec.gov.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and Securityholders
of DECS Trust IX:

    In our opinion, the accompanying statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of DECS TRUST IX (THE "TRUST") as of January 22, 2002, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital, assessing the accounting principles used and significant estimates made by the Trust's management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
January 22, 2002

                                 DECS TRUST IX

      STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, AS OF JANUARY 22, 2002

ASSETS
  Cash......................................................    $100
    Total Assets............................................    $100

LIABILITIES
    Total Liabilities.......................................    $  0

NET ASSETS..................................................    $100
                                                                ====

CAPITAL
DECS, one DECS issued and outstanding.......................    $100
                                                                ----

         The accompanying notes are an integral part of this statement.

                                 DECS TRUST IX

 NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, AS OF JANUARY 22, 2002

I. ORGANIZATION

    DECS Trust IX, organized as a Delaware business trust on January 7, 2002, is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940. The trust has no operations to date other than matters relating to its organization and registration. The term of the trust is anticipated to expire in the year 2005; however, the exact date will be determined in the future. The trust may be dissolved prior to its planned termination date under certain circumstances as outlined in the registration statement.

    The trust has registered 4,025,000 DECS representing shares of beneficial interest in the trust. The only securities that the trust is authorized to issue are the DECS. Each of the DECS represents the right to receive (a) quarterly distributions during the term of the trust, and (b) upon the conclusion of the term of the trust (the "Exchange Date"), certain shares of LaBranche & Co Inc. common stock (the "Common Stock") or cash with an equivalent value (such amounts determined as described in the registration statement). The DECS are not subject to redemption prior to the Exchange Date or the earlier termination of the trust. The trust will hold a series of zero-coupon U.S. treasury securities and one or more prepaid forward contracts relating to the Common Stock. The business activities of the trust are limited to the matters discussed above. The trust will be treated as a grantor trust for U.S. federal income tax purposes.

    Pursuant to a Subscription Agreement, dated as of January 17, 2002, the trust issued 1 DECS (the "Subscription DECS") to Salomon Smith Barney Inc. in consideration for a purchase price of $100. Upon the determination of the public offering price of the DECS, the Subscription DECS will be split into a greater number of DECS such that the value of the Subscription DECS will equal such public offering price per DECS.

II. ORGANIZATIONAL COSTS AND FEES

    Organizational costs and ongoing fees of the trust will be borne by Salomon Smith Barney Inc. The counterparties will reimburse Salomon Smith Barney Inc. for certain expenses of the trust and reimbursements of indemnification paid by it.

III. MANAGEMENT AND ADMINISTRATION OF TRUST

    The internal operation of the trust will be managed by its trustees; the trust will not have a separate investment adviser. The trust will be overseen by three trustees, and its daily administration will be carried out by The Bank of New York as the administrator. The Bank of New York will also serve as the trust's custodian, paying agent, registrar and transfer agent with respect to the DECS.

    The trust has adopted a fundamental policy that the trust may not dispose of any of the prepaid forward contracts during the term of the trust and the trust may not dispose of the U.S. treasury securities held by the trust prior to the earlier of their maturities and the termination of the trust except for a partial liquidation of U.S. treasury securities following partial acceleration of the prepaid forward contracts. As a result, the trust will continue to hold the prepaid forward contracts even if there is a significant decline in the market price of the Common Stock or adverse changes in the financial condition of LaBranche & Co Inc. (or, after an Adjustment Event, comparable developments affecting any Reported Securities or the issuer of such securities). The trust will not be managed like a typical closed-end investment company.

                                 DECS TRUST IX

 NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, AS OF JANUARY 22, 2002
                                  (CONTINUED)

IV. RISKS AND UNCERTAINTIES

    The trust was created to issue the DECS and to carry out the transactions described in this prospectus. The terms of the DECS are designed to give you a higher yield than the current dividend yield on the LaBranche & Co Inc. common stock, while also giving you the chance to share in the increased value of LaBranche & Co Inc. common stock if its price goes up. LaBranche & Co Inc. does not currently pay dividends on its common stock and has stated that it does not intend to do so, but in the future LaBranche & Co Inc. might pay dividends that are higher than the distributions that you will receive from the trust.

    Because the trust will own only U.S. treasury securities and the prepaid forward contracts, an investment in the DECS may be riskier than an investment in an investment company with more diversified assets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               3,304,348 DECS-SM-

          (SUBJECT TO EXCHANGE INTO LABRANCHE & CO INC. COMMON STOCK)

                                 DECS TRUST IX

                                      ---

                              P R O S P E C T U S

                                FEBRUARY 5, 2002

                                   ---------

                              SALOMON SMITH BARNEY
                            ABN AMRO ROTHSCHILD LLC
                           JEFFERIES & COMPANY, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         (Attached Prospectus Follows)

                                                  Filed pursuant to Rule 424(B)3
                                                      Registration No. 333-76928

PROSPECTUS

                              LABRANCHE & CO INC.

                                3,304,348 SHARES
                                  COMMON STOCK

                                   ---------

    This prospectus relates to an aggregate of up to 3,304,348 shares (or 3,800,000 shares if the over-allotment option described in the trust prospectus referred to below is exercised in full) of LaBranche & Co Inc. common stock that are beneficially owned by the selling stockholders identified in this prospectus, and which may be delivered by the selling stockholders to DECS Trust IX pursuant to prepaid forward contracts with the trust and then delivered by the trust to holders of DECS securities of the trust. The selling stockholders acquired the shares of our common stock to which this prospectus relates in connection with our reorganization from partnership to corporate form prior to the initial public offering of our common stock in August 1999.

    We will receive no portion of the proceeds from the sale of the shares of our common stock offered through this prospectus or from the sale of the DECS securities.

    The DECS securities are being sold by the trust in an offering described in a separate prospectus of the trust. This prospectus relates only to the shares of our common stock that may be delivered to holders of the DECS securities. We take no responsibility for any information included in or omitted from the trust prospectus. The trust prospectus does not constitute a part of, and is not incorporated by reference into, this prospectus.

    LaBranche & Co Inc.'s common stock is listed on the New York Stock Exchange under the symbol "LAB." The last reported sale price of our common stock on the New York Stock Exchange on February 4, 2002 was $31.58 per share.

                                 --------------

    INVESTING IN OUR COMMON STOCK INVOLVES RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 7.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 --------------

February 5, 2002.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. WE ARE NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                                ----------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Summary.....................................................      1

Forward Looking Statements..................................      6

Risk Factors................................................      7

Price Range of Our Common Stock.............................     17

Capitalization..............................................     18

Use of Proceeds.............................................     19

Dividend Policy.............................................     19

Business....................................................     20

Management..................................................     34

Selling Stockholders........................................     36

Plan of Distribution........................................     39

Legal Matters...............................................     40

Experts.....................................................     40

Where You Can Find More Information.........................     40

Incorporation of Certain Documents By Reference.............     41

                                ----------------

                                    SUMMARY

    THE SUMMARY HIGHLIGHTS KEY INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN DOCUMENTS WE HAVE INCORPORATED IN THIS PROSPECTUS BY REFERENCE. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. YOU SHOULD READ THE ENTIRE PROSPECTUS, INCLUDING "RISK FACTORS," AND THE DOCUMENTS INCORPORATED IN THIS PROSPECTUS BY REFERENCE, INCLUDING OUR CONSOLIDATED FINANCIAL STATEMENTS AND THE NOTES TO THOSE STATEMENTS, AND THE OTHER DOCUMENTS TO WHICH THIS PROSPECTUS REFERS, BEFORE MAKING AN INVESTMENT DECISION.

    THE TERMS "WE," "US" AND "OUR," WHEN USED IN THIS PROSPECTUS, REFER TO LABRANCHE & CO INC. AND ITS SUBSIDIARIES. THE FOLLOWING DESCRIPTION OF OUR BUSINESS CONTAINS FORWARD LOOKING STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES. OUR RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD LOOKING STATEMENTS AS A RESULT OF SOME FACTORS. SEE "RISK FACTORS."

                                  OUR COMPANY

    We are a holding company that is the sole member of LaBranche & Co. LLC and owns all the outstanding stock of LaBranche Financial Services, Inc. Founded in 1924, our principal operating subsidiary, LaBranche & Co. LLC, is one of the oldest and largest specialist firms on the NYSE. We also act as a specialist in stocks and options on the AMEX. As a specialist, our role is to maintain, as far as practicable, a fair and orderly market in our specialist stocks. In doing so, we provide a service to our listed companies, and to the brokers, traders and investors who trade in our specialist stocks. We believe that, as a result of our commitment to providing high quality specialist services, we have developed a strong reputation among our constituencies, including investors, members of the Wall Street community and our listed companies.

    Our LaBranche Financial Services, Inc. subsidiary is a clearing broker for customers of introducing brokers and provides direct access floor brokerage services to institutional customers, securities clearing and other related services to individual and institutional clients, including traders, professional investors and broker-dealers, and front-end order execution, analysis and reporting solutions for the wholesale securities dealer market.

    Our business has grown considerably during the past five years. Our revenues have increased from approximately $49.9 million in 1996 to $424.1 million in 2001, representing a compound annual growth rate of 53.4%. We have accomplished our growth both internally and through acquisitions. For example, since the NYSE implemented the current specialist allocation process in March 1997, we have been selected by 87 new listed companies, resulting from 178 listing interviews. In addition, we have acquired ten specialist operations since 1997, adding over 550 NYSE and AMEX common stocks and 107 AMEX-listed options for which we act as the specialist. During the past five years, we also have increased the scope of our business, as illustrated by the following data, much of which has been obtained from the NYSE:

    - the annual dollar volume on the NYSE of stocks for which we acted as specialist increased to $2.5 trillion in 2001, from $201.4 billion in 1996. Based on these dollar volumes, we were the largest NYSE specialist firm in 2001 as compared to the sixth largest in 1996;

    - the annual share volume on the NYSE of stocks for which we act as specialist increased to 76.0 billion in 2001, from 5.6 billion in 1996. Based on these share volumes, we were the largest NYSE specialist firm in 2001 as compared to the fourth largest in 1996; and

    - the total number of our NYSE common stock listings increased to 591 as of December 31, 2001, from 132 as of December 31, 1996. Based on the number of our NYSE common stock listings, we were the largest NYSE specialist firm as of December 31, 2001 as compared to the fourth largest as of December 31, 1996. In addition, we act as the specialist for 266 other NYSE-listed securities (e.g., preferred and convertible securities) and for 57 stocks and 122 options on the AMEX.

    As of December 31, 2001, our listed companies included:

    - 104 of the S&P 500 Index companies; and

    - nine of the 30 companies comprising the Dow Jones Industrial Average. These listed companies are American Express Company, AT&T, DuPont, Eastman Kodak, ExxonMobil, Merck, Minnesota Mining & Manufacturing, Philip Morris and SBC Communications.

THE NYSE SPECIALIST

    All trading of securities on the NYSE is conducted through an auction process. The auction process for each security is managed by the specialist for that security. The specialist is a broker-dealer who applies for and, if accepted, is assigned the role to maintain a fair and orderly market in its specialist stocks. The number of specialist units on the NYSE has decreased from 37 at December 31, 1996 to nine at December 31, 2001. A recently announced transaction, if consummated, would further reduce the number of specialist units on the NYSE to eight. Of the nine specialist units, the three largest specialist units as ranked by their number of specialist stocks were responsible for approximately 56.0% and 69.6% of dollar trading volume in 2000 and 2001, respectively.

    An NYSE specialist firm is granted the franchise by the NYSE to conduct the auction in each security listed on the NYSE. NYSE specialist firms conduct their auctions at specific trading posts located on the floor of the exchange. Because the specialist firm runs the auction in its specialist stocks, it knows of all bids and offers in those stocks and gathers orders to price its stocks appropriately.

OUR COMPETITIVE POSITION

    We are committed to providing the highest quality service to our various constituencies. We believe our success is based on the following factors:

    - our leading position in the specialist market;

    - our diverse and high-quality specialist stocks;

    - our strong market-making skills;

    - our innovative customer-oriented services; and

    - our ability to successfully integrate the companies we have acquired.

RISK MANAGEMENT

    Because our specialist activities expose our capital to significant risks, managing these risks is a constant priority for us. Our central role in the auction process helps us to reduce risks by enabling us to incorporate up-to-date market information in the management of our inventory, subject to our specialist obligations. In addition, we have developed a risk management process which is designed to balance our ability to profit from our specialist activities with our exposure to potential losses. Our risk management process includes participation from our executive operating committee, our floor management committee, our floor team captains and our specialists.

AMEX SPECIALIST ACTIVITIES

    In December 2000, we purchased the assets and operations of an AMEX options specialist unit and run this business through our LaBranche & Co. LLC subsidiary. In August 2001, we expanded our AMEX specialist activities by purchasing the assets and operations of another AMEX specialist firm, Cranmer & Cranmer, Inc. These transactions enhance our commitment to the listed auction market and are important steps in the implementation of our growth and diversification strategy. Our AMEX specialist unit acts as the specialist in 57 stocks and 122 options.

                                ----------------

    Our executive offices are located at One Exchange Plaza, New York, New York 10006, and our telephone number is (212) 425-1144.

                              RECENT DEVELOPMENTS

RESULTS OF OPERATIONS

    On January 18, 2002, we released our unaudited results of operations for the fourth quarter and the year ended December 31, 2001. We reported revenues of $124.5 million for the fourth quarter of 2001, compared to revenues of $97.3 million for the same period in 2000. We also reported net income available to common shareholders of $17.9 million for the fourth quarter of 2001, compared to $22.3 million for the same period in 2000. We reported revenues of $424.1 million for the year ended December 31, 2001, compared to revenues of $344.8 million for the year ended December 31, 2000. We also reported net income available to common shareholders of $64.1 million for the year ended
December 31, 2001, compared to $81.9 million for the year ended December 31, 2000.

OFFER TO REPURCHASE PREFERRED STOCK

    On January 18, 2002, we commenced an offer to purchase up to 30,000 shares of our Series A preferred stock ($1,000 liquidation preference per share). These shares were issued in March 2001 in connection with our acquisition of ROBB PECK McCOOEY Financial Services, Inc. The offer consideration per share is $1,000, plus accrued and unpaid dividends to the date of purchase.

                                  THE OFFERING

    The selling stockholders have advised us that, in connection with this offering, they intend to enter into prepaid forward contracts with DECS Trust
IX. Pursuant to these contracts the trust will agree to purchase from the selling stockholders on the exchange date, which is initially February 15, 2005 but may be extended to May 15, 2005, an aggregate of up to 3,304,348 shares of our common stock beneficially owned by them (excluding up to 495,652 additional shares that are subject to an over-allotment option), subject to the terms and conditions set forth in the prepaid forward contracts. Until the exchange date, the selling stockholders will continue to beneficially own and vote these shares of our common stock, subject to the provisions of the stockholders' agreement to which they and we are parties. We understand that the trust will concurrently sell an aggregate of 3,304,348 DECS securities (excluding up to 495,652 additional DECS securities that are subject to an over-allotment option). George M.L. LaBranche, IV (Michael LaBranche), our Chairman, Chief Executive Officer and President, and James G. Gallagher, our Executive Vice President, will not be selling any of their shares of common stock in this offering or the DECS securities offering. We will receive no portion of the proceeds from this transaction. Please refer to the section in this prospectus entitled "Selling Stockholders."

    This prospectus relates to the 3,304,348 shares of our common stock that may be delivered by the selling stockholders to the trust pursuant to the prepaid forward contracts and then distributed by the trust to the holders of the DECS securities on the exchange date or upon the earlier dissolution of the trust in certain circumstances. This prospectus also relates to the up to 495,652 additional shares of our common stock that may be delivered to the trust by the selling stockholders and then distributed by the trust to the holders of the DECS securities issued upon the exercise of the over-allotment option granted to the underwriters of the DECS securities.

    The DECS securities are being sold by the trust in an offering described in the separate prospectus of the trust. This prospectus relates only to the shares of our common stock that may be delivered by the selling stockholders to the trust and then distributed by the trust to holders of the DECS securities. WE TAKE NO RESPONSIBILITY FOR ANY INFORMATION INCLUDED IN OR OMITTED FROM THE TRUST PROSPECTUS. The trust prospectus does not constitute a part of, and is not incorporated by reference into, this prospectus.

                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

    Our summary historical consolidated financial data set forth below for each year in the five-year period ended December 31, 2000 have been derived from our consolidated financial statements, which have been audited by Arthur Andersen LLP, independent public accountants. The summary historical consolidated financial data for the nine months ended September 30, 2001 and 2000 were derived from our unaudited consolidated financial statements. Management believes the unaudited historical consolidated financial statements contain all adjustments needed to present fairly the information contained in those statements, and the adjustments made consist only of normal recurring adjustments. The results of operations for the nine month period ended
September 30, 2001 are not necessarily indicative of the results of operations for the full year. You should read our summary historical consolidated financial data set forth below in conjunction with the consolidated financial statements and related notes and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in each of our Form 10-K for the year ended December 31, 2000 and our Forms 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2001, each of which is incorporated in this prospectus by reference.

                                                                                                                  NINE MONTHS
                                                                                                                     ENDED
                                                                     YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                                       ----------------------------------------------------   -------------------
                                                         1996       1997       1998       1999       2000       2000       2001
                                                       --------   --------   --------   --------   --------   --------   --------
                                                                          (IN THOUSANDS)                          (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Revenues:
Net gain on principal transactions...................  $37,113    $47,817    $ 95,048   $150,971   $282,948   $203,174   $242,081
Commissions..........................................   10,180     15,186      26,576     37,222     45,381     32,367     43,602
Other................................................    2,643      4,637       4,787     12,844     16,480     11,995     13,958
                                                       -------    -------    --------   --------   --------   --------   --------
Total revenues.......................................   49,936     67,640     126,411    201,037    344,809    247,536    299,641
                                                       =======    =======    ========   ========   ========   ========   ========
Income before managing directors' compensation,
  limited partners' interest in earnings of
  subsidiary and provision for income taxes..........   32,783     47,732      91,635    134,468    166,577    120,393    113,041
Net Income...........................................  $(1,692)   $ 1,489    $  2,660   $ 29,034   $ 81,923   $ 59,629   $ 51,379
                                                       =======    =======    ========   ========   ========   ========   ========
Diluted earnings per share...........................       --    $  0.14    $   0.11   $   0.72   $   1.69   $   1.24   $   0.83
                                                       =======    =======    ========   ========   ========   ========   ========
OTHER DATA:
Number of our NYSE common stock listings.............      132        202         284        271        386        395        536
Total share volume on the NYSE of our specialist
  stocks
  (in billions)......................................      5.6       10.9        20.0       25.7       52.7       39.6       54.4
Total dollar volume on the NYSE of our specialist
  stocks (in billions)...............................  $ 201.4    $ 476.7    $  950.4   $1,209.3   $2,213.2   $1,742.2   $1,885.9
NYSE average daily trading share volume (in
  millions)..........................................  $ 412.0    $ 526.9    $  673.6   $  809.2   $1,041.6   $1,013.9   $1,223.4

                                                                                 AS OF                                AS OF
                                                                              DECEMBER 31,                        SEPTEMBER 30,
                                                         ------------------------------------------------------   -------------
                                                           1996       1997       1998       1999        2000          2001
                                                         --------   --------   --------   --------   ----------   -------------
                                                                             (IN THOUSANDS)                        (UNAUDITED)
BALANCE SHEET DATA:
Cash and short term investments........................  $16,479    $ 17,989   $ 25,822   $109,196   $  289,941    $  422,460
Working capital........................................   27,694      62,562    104,250    229,454      366,527       483,764
Total assets...........................................   78,918     157,754    272,201    505,896    1,004,122     1,978,168
Total long-term indebtedness(1)........................    2,919      31,423     48,073    162,330      397,828       414,221
Members' capital/stockholders' equity(2)...............   13,735      37,658     77,093    251,972      370,901       882,556

------------------------------

(1) Excludes subordinated liabilities related to contributed exchange memberships.

(2) Members' capital includes the membership interests contributed to us by our managing directors prior to our initial public offering in August 1999.

                           FORWARD LOOKING STATEMENTS

    This prospectus includes or incorporates forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward looking statements by our use of the words "believes," "anticipates," "plans," "expects," "may," "will," "would," "intends," "estimates," and similar expressions, whether in the negative or affirmative. We cannot guarantee that we actually will achieve these plans, intentions or expectations. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements we make. We have included important factors in the cautionary statements in this prospectus, particularly under the heading "Risk Factors," that we believe could cause our actual results to differ materially from the forward looking statements that we make. The forward looking statements do not reflect the potential impact of any future acquisitions, mergers or dispositions. We do not assume any obligation to update any forward-looking statement we make.

                                  RISK FACTORS

    BEFORE INVESTING IN OUR COMMON STOCK, YOU SHOULD CAREFULLY CONSIDER THE RISKS DESCRIBED BELOW AND THE OTHER INFORMATION INCLUDED IN THIS PROSPECTUS AND IN THE DOCUMENTS INCORPORATED IN THIS PROSPECTUS BY REFERENCE.

OUR REVENUES MAY DECREASE DUE TO CHANGES AFFECTING THE ECONOMY, SUCH AS INCREASES IN INTEREST RATES OR INFLATION, OR CHANGES AFFECTING THE SECURITIES MARKETS, SUCH AS DECREASED VOLUME OR LIQUIDITY.

    An adverse change affecting the economy or the securities markets could result in a decline in market volume or liquidity. This would result in lower revenues from our specialist and other activities. Historically, increases in our revenues have resulted primarily from significant increases in the volume of trading on the NYSE and favorable conditions in the securities markets. More recently, however, the economy has begun to slow and financial markets have become less prosperous in comparison to the past several years. If this causes a decline in market volume, or if market liquidity becomes compromised, our revenues could decline and our results of operations could be adversely affected.

OUR RESULTS MAY FLUCTUATE SIGNIFICANTLY.

    Our revenues may fluctuate significantly based on factors relating to the securities markets. These factors include:

    - a decrease in trading volume on the NYSE and the AMEX;

    - volatility in the equity securities markets; and

    - changes in the value of our securities positions.

    Many elements of our cost structure do not decline if we experience reductions in our revenues. As a result, if market conditions cause our revenues to decline, we may be unable to adjust our cost structure on a timely basis and we could suffer losses.

SUSTAINED DECLINES IN PRICE LEVELS OF SECURITIES COULD CAUSE US TO INCUR LOSSES.

    Adverse changes in the economy and the securities markets could lead to lower price levels of securities. Sustained declines in these price levels may result in:

    - losses from declines in the market value of securities held in our accounts;

    - the failure of buyers and sellers of securities to fulfill their settlement obligations; and

    - increases in claims and litigation.

RISKS ASSOCIATED WITH OUR TRADING TRANSACTIONS COULD RESULT IN TRADING LOSSES.

    A majority of our specialist-related revenues are derived from trading by us as principal. We may incur trading losses relating to these activities since each such trade primarily involves the purchase, sale or short sale of securities for our own account. In any period, we may incur trading losses in a significant number of our specialist stocks for a variety of reasons, including price declines of our specialist stocks, lack of trading volume in our specialist stocks and the required performance of our specialist obligations. From time to time, we have large position concentrations in securities of a single issuer or issuers engaged in a specific industry. In general, because our inventory of securities is marked to market on a daily basis, any downward price movement in these securities will result in a reduction of our revenues and operating profits. We also operate a proprietary trading desk separately from our specialist operations, which represented 0.5% of our total revenues in 2000 and 0.3% of our total revenues in 2001. We may incur trading losses as a result of these trading activities.

    Although we have adopted risk management policies, we cannot be sure that these policies have been formulated properly to identify or completely limit our risks. Even if these policies are formulated properly, we cannot be sure that we will successfully implement these policies. As a result, we may not be able to manage our risks successfully or avoid trading losses.

SPECIALIST RULES MAY REQUIRE US TO MAKE UNPROFITABLE TRADES OR TO REFRAIN FROM MAKING PROFITABLE TRADES.

    When we trade as principal, we attempt to derive a profit from the difference between the prices at which we buy and sell securities. Our role as a specialist, at times, requires us to make trades that adversely affect our profitability. In addition, as a specialist, we are at times required to refrain from trading for our own account in circumstances in which it may be to our advantage to trade. For example, we may be obligated to act as a principal when buyers or sellers outnumber each other. In those instances, we may take a position counter to the market, buying or selling shares to support an orderly market in the affected stocks. In order to perform these obligations, we hold varying amounts of securities in inventory. In addition, specialists generally may not trade for their own account when public buyers are meeting public sellers in an orderly fashion and may not compete with public orders at the same price. By having to support an orderly market, maintain inventory positions and refrain from trading under some favorable conditions, we are subject to risk. Additionally, the NYSE and the AMEX periodically amend their rules and may make the rules governing our activities as a specialist more stringent or may implement changes which could adversely affect our trading revenues.

WE DEPEND SIGNIFICANTLY ON REVENUES FROM OUR NYSE SPECIALIST ACTIVITIES WITH RESPECT TO A SMALL GROUP OF LISTED COMPANIES, AND THE LOSS OF ANY OF THEM COULD REDUCE OUR REVENUES.

    Historically, a relatively small number of listed companies have accounted for a significant portion of our revenues from our NYSE specialist trading activities. The loss of any of these listed companies could have an adverse effect on our revenues. For the years ended December 31, 1999, 2000 and 2001, transactions in our 10 most actively traded NYSE specialist stocks accounted for approximately 44.2%, 38.7% and 28.2% of our total principal revenues, respectively. We cannot assure you that we will be able to retain these or other listed companies. We can lose these listed companies if they cease to be traded on the NYSE as a result of being acquired or otherwise delisted. In addition, if the NYSE were to determine that we have failed to fulfill our obligations as specialist for a listed company, our registration as the specialist for that listed company could be canceled or suspended.

WE DEPEND PRIMARILY ON OUR SPECIALIST ACTIVITIES, AND IF THEY FAIL TO GROW AS ANTICIPATED, IT WOULD HARM OUR REVENUES.

    We derive the vast majority of our revenues from specialist activities. If demand for our specialist services fails to grow, grows more slowly than we currently anticipate or declines, our revenues would be adversely affected. We expect our specialist activities to continue to account for the vast majority of our revenues for the foreseeable future. Our future success will depend on:

    - continued growth in the volume of trading and the number of listings on the NYSE and the AMEX;

    - our ability to be chosen as the specialist for additional listing companies;

    - our ability to respond to regulatory and technological changes; and

    - our ability to respond to changing demands in the marketplace.

WE MAY HAVE DIFFICULTY SUCCESSFULLY MANAGING OUR GROWTH.

    Our business has grown significantly over the past five years, primarily due to acquisitions we have made during this period. Our inability to successfully and timely integrate the operations and personnel of the businesses we have acquired could have an adverse effect on our business, financial condition and/or operating results. If the benefits of these acquisitions do not meet the expectations of investors or financial or industry analysts or if we do not successfully manage our growth, the market price of our common stock may decline. The growth of our business has increased the demands upon our management and operations. This growth has required, and will continue to require, us to increase our investment in management personnel, financial and management systems and controls, and facilities. The scope of procedures for assuring compliance with applicable rules and regulations has changed as the size and complexity of our business has increased. In response, we have implemented formal compliance procedures which are regularly updated. Our future operating results will depend on our ability to continue:

    - to improve our systems for operations, financial control, and communication and information management;

    - to refine our compliance procedures and enhance our compliance oversight;

    - to maintain a relationship with the customers of the firms we recently acquired (I.E., the companies in whose stocks they made a market prior to the acquisitions), as well as our ability to maintain our customer base;

    - to successfully integrate acquired firms' technologies; and

    - to retain and incentivize our employees.

TRADING THROUGH SPECIALISTS COULD BE REPLACED BY ALTERNATIVE TRADING SYSTEMS WHICH COULD REDUCE OUR REVENUE.

    Alternative trading systems could reduce the levels of trading of NYSE-listed and AMEX-listed securities executed through specialists. This, in turn, could have an adverse effect on our revenues. Over the past few years, a number of alternative trading systems have developed or emerged which may compete with specialists by increasing trading in NYSE-listed and AMEX-listed securities off the NYSE and AMEX trading floors and in over-the-counter markets. In the future, similar new systems may continue to be developed and placed in operation.

WE HAVE SIGNIFICANT INDEBTEDNESS AND INTEREST PAYMENT OBLIGATIONS.

    As of December 31, 2001, we had outstanding total consolidated debt in the principal amount of approximately $431.5 million. These calculations of debt exclude subordinated liabilities related to contributed exchange memberships. LaBranche & Co. LLC also has the ability to borrow $200.0 million under a revolving credit facility with a U.S. commercial bank. We also may need to incur additional debt in the future for working capital or to complete acquisitions, even though our existing debt obligations impose some limits on our ability to do so. Our significant level of debt could have important consequences, including the following:

    - our ability to obtain additional financing to fund our growth strategy, working capital, capital expenditures, debt service requirements or other purposes may be impaired;

    - our ability to use operating cash flow in other areas of our business will be limited because we must dedicate a substantial portion of these funds to make principal and interest payments;

    - we may be hindered from competing with other firms in our industry; and

    - our amount of debt may limit our flexibility to adjust to changing market conditions, changes in our industry and economic downturns.

    Our ability to satisfy our debt obligations will depend upon our future operating performance and our ability to obtain additional debt or equity financing. Prevailing economic conditions and financial, business and other factors, many of which are beyond our control, will affect our ability to make these payments. If in the future we cannot generate sufficient cash from operations to meet our debt obligations, we will need to refinance our debt obligations, obtain additional financing or sell assets. We cannot be sure that our business will generate cash flow or that we will be able to obtain funding sufficient to satisfy our debt service requirements.

    Further, LaBranche & Co. LLC is a broker-dealer and a specialist regulated by the SEC, the NYSE and the AMEX. Such regulations include strict rules regarding capital requirements and approval for withdrawals of capital from, and in some cases, other distributions by, a broker-dealer. These regulations could prevent us from obtaining funds necessary to satisfy our obligations to pay interest on or repay our indebtedness.

OUR ABILITY TO TAKE ACTIONS MAY BE RESTRICTED BY THE TERMS OF OUR INDEBTEDNESS.

    The covenants in our existing debt agreements, including LaBranche & Co. LLC's credit agreement with a U.S. commercial bank, the note purchase agreements relating to LaBranche & Co. LLC's senior subordinated indebtedness, the indentures governing our senior notes and senior subordinated notes and any future financing agreements, may adversely affect our ability to finance future operations or capital needs or to engage in other business activities. These covenants limit or restrict our ability and the ability of our subsidiaries to:

    - incur additional debt;

    - pay dividends and make distributions;

    - repurchase our securities;

    - make certain investments;

    - create liens on our assets;

    - transfer or sell assets;

    - enter into transactions with affiliates;

    - issue or sell stock of subsidiaries; or

    - merge or consolidate.

    In addition, the credit agreement and the note purchase agreements also require LaBranche & Co. LLC to comply with certain financial ratios.
LaBranche & Co. LLC's ability to comply with these ratios may be affected by events beyond our or its control. If any of the covenants in the credit agreement, the note purchase agreements or the indentures relating to our senior notes and senior subordinated notes is breached, or if LaBranche & Co. LLC is unable to comply with required financial ratios, it may be in default under the credit agreement or the note purchase agreements and we may be in default under the indentures relating to our senior notes and senior subordinated notes. A significant portion of our indebtedness then may become immediately due and payable. We are not certain whether we would have, or be able to obtain, sufficient funds to make these accelerated payments. Compliance with the covenants is also a condition to borrowings under the credit agreement.

WE ARE REQUIRED TO TAKE ACTIONS UPON THE OCCURRENCE OF A CHANGE OF CONTROL.

    Upon the occurrence of a change of control, we will be required to offer to repurchase all of our outstanding senior notes and senior subordinated notes at a price equal to 101% of their principal amount, together with accrued and unpaid interest, if any, to the date of repurchase. Certain important corporate events, such as leveraged recapitalizations that would increase our level of indebtedness, would not constitute a change of control. If a change of control were to occur, it is possible that we would not have sufficient funds to repurchase our outstanding senior notes and senior subordinated notes or that restrictions in LaBranche & Co. LLC's credit agreement, the note purchase agreements relating to LaBranche & Co. LLC's senior subordinated indebtedness, the indentures governing our senior notes and senior subordinated notes will not allow such repurchases. Furthermore, a change of control will most likely trigger a default under LaBranche & Co. LLC's credit agreement, the note purchase agreements relating to LaBranche & Co. LLC's senior subordinated indebtedness and the indentures governing our senior notes and senior subordinated notes. To the extent we do not have sufficient funds to meet our repurchase obligations and any other obligations in respect of the credit agreement, the note purchase agreements and the indentures relating to our senior notes and senior subordinated notes, we would necessarily seek third-party financing. However, it is possible that we will not be able to obtain such financing.

WE MAY HAVE INSUFFICIENT CAPITAL IN THE FUTURE AND MAY BE UNABLE TO SECURE ADDITIONAL FINANCING WHEN WE NEED IT.

    Our business depends on the availability of adequate capital. We cannot be sure that we will have sufficient capital in the future or that additional financing will be available on a timely basis, or on terms favorable to us. Historically, we have satisfied these needs with internally generated funds, our bank credit facilities and the issuance of subordinated debt by our operating subsidiaries and the issuance of senior notes, senior subordinated notes and common stock. We currently anticipate that our available cash resources and credit facilities will be sufficient to meet our anticipated working capital, regulatory capital and capital expenditure requirements for the foreseeable future.

    We may, however, need to raise additional funds to:

    - increase the capital available to us for our inventory positions;

    - support more rapid expansion;

    - acquire complementary businesses; or

    - respond to unanticipated capital requirements.

    We may be required to obtain this additional financing on short notice as a result of rapid, unanticipated developments, such as a steep market decline.

OUR SUCCESS DEPENDS ON OUR ABILITY TO ACCURATELY PROCESS AND RECORD OUR TRANSACTIONS, AND ANY FAILURE TO DO SO COULD SUBJECT US TO LOSSES.

    Our specialist activities require us to accurately record and process a very large number of transactions on a daily basis. Any failure or delay in recording or processing transactions could cause substantial losses for brokers, their customers and/or us and could subject us to claims for losses. We rely on our staff to operate and maintain our information and communications systems properly, and we depend on the integrity and performance of those systems. Our recording and processing of trades is subject to human and processing errors. Moreover, extraordinary trading volume or other events could cause our information and communications systems to operate at an unacceptably low speed or even fail. Any significant degradation or failure of our information systems or any other systems in the trading process could cause us to fail to complete transactions or could cause brokers who place trades through us to suffer delays in trading.

RECENT TERRORIST ATTACKS HAVE CONTRIBUTED TO ECONOMIC INSTABILITY IN THE UNITED STATES; CONTINUED TERRORIST ATTACKS, WAR OR OTHER CIVIL DISTURBANCES COULD LEAD TO FURTHER ECONOMIC INSTABILITY AND DEPRESS OUR STOCK PRICE.

    On September 11, 2001, the United States was the target of terrorist attacks of unprecedented scope, with the attacks in New York City particularly affecting our operations. These attacks may cause long-term instability in the global financial markets. This instability has resulted in a slowdown in the employment sector as companies assess the impact of the attacks on their operations and on their employment needs. The United States is also currently conducting military operations in response to the terrorist attacks. These attacks and the United States military campaign may lead to substantial armed hostilities or to further acts of terrorism and civil disturbances in the United States or elsewhere, which may contribute further to economic instability in the United States and could have a material adverse effect on our business, financial condition and operating results.

    In addition, our offices are located in close proximity to the terrorist attacks on the World Trade Center on September 11, 2001. The aftermath of the attacks on the World Trade Center and the resulting air-quality issues in our building required us to close our operations and temporarily relocate our offices. The NYSE also was forced to stop operating for four consecutive trading days, which caused our operations to halt and could have compromised the liquidity of that market during closure. If additional terrorist attacks occur in close proximity to our offices, or upon our office buildings, the NYSE or the AMEX, we could be forced to relocate for a longer period of time, or permanently. Furthermore, additional terrorist attack in New York City, or on our buildings, the NYSE or the AMEX, or additional armed hostilities within the United States, could cause significant delays or stoppages in our business activities, which would significantly harm our revenues and profits.

OUR INFORMATION OR COMMUNICATION SYSTEMS MAY FAIL AND INTERRUPT OUR BUSINESS.

    Any information or communication systems failure or decrease in information or communications systems performance that causes interruptions in our operations could have an adverse effect on our business, financial condition and/or operating results. Our systems may fail as a result of:

    - hardware or software failure; or

    - power or telecommunications failure.

    The September 11, 2001 terrorist attacks, particularly the attacks on the World Trade Center, caused a temporary lapse in our information and communications systems. It is possible that additional terrorist attacks may occur in the future without warning and that such attacks could compromise or disable our systems. Although we have established a back-up disaster recovery center in New Jersey, it may not be effective in preventing an interruption of our business. It is also possible that any future terrorist activities or an act of war in retaliation against the current United States military campaign could harm our operations and/or disaster recovery center, which could significantly harm our business.

WE DEPEND ON THE NYSE, THE AMEX AND CLEARING AND DEPOSITORY INSTITUTIONS TO EFFECT TRADES, AND THEIR FAILURE TO PERFORM COULD SUBJECT US TO LOSSES.

    We are dependent on the proper and timely function of complex information and communications systems maintained and operated by or for the NYSE, the AMEX and clearing and depository institutions. Failures or inadequate or slow performance of any of those systems could adversely affect our ability to operate and complete trades. The chances of such failures or inadequacies would likely escalate if there are additional terrorist attacks in New York City, the United States or elsewhere or if the current United States military campaign becomes a widespread war. The failure to complete trades on a timely basis could subject us to losses and claims for losses of brokers and their customers.

OUR FUTURE SUCCESS WILL DEPEND ON OUR ABILITY TO UPGRADE OUR INFORMATION AND COMMUNICATIONS SYSTEMS, AND ANY FAILURE TO DO SO COULD HARM OUR BUSINESS AND PROFITABILITY.

    The development of complex communications and new technologies, including Internet-based technologies, may render our existing information and communications systems outdated. In addition, our information and communications systems must be compatible with those of the NYSE and the AMEX. As a result, if the NYSE or the AMEX upgrades its systems, we will need to make corresponding upgrades. Our future success will depend on our ability to respond to changing technologies on a timely and cost-effective basis. We cannot be sure that we will be successful in upgrading our information and communications systems on a timely or cost-effective basis. Our failure to do so could have an adverse effect on our business, financial condition and/or operating results.

    The NYSE's ability to develop information and communications systems and complex computer and other technology systems has been instrumental in its recent growth and success. We are dependent on the continuing development of technological advances by the NYSE and the AMEX, a process over which we have no control. If the NYSE for any reason is unable to continue its recent history of computer-related and other technological developments and advances, it could have an adverse effect on the success of the NYSE, including its ability to grow, to manage its trading volumes and to attract new listings. Any such developments can be expected to adversely affect our operations, financial condition and operating results.

IF WE LOSE THE SERVICES OF OUR KEY PERSONNEL OR CANNOT HIRE ADDITIONAL QUALIFIED PERSONNEL, OUR BUSINESS WILL BE HARMED.

    Our future success depends on the continued service of key employees, particularly Michael LaBranche, our Chairman, Chief Executive Officer and President. The loss of the services of any of our key personnel or the inability to identify, hire, train and retain other qualified personnel in the future could have an adverse effect on our business, financial condition and/or operating results. We have employment agreements with Mr. LaBranche and other key employees. We also maintain "key person" life insurance policies on Mr. LaBranche and other key employees. Competition for key personnel and other highly qualified management, trading, compliance and technical personnel is intense. We cannot assure you that we will be able to attract new or retain currently employed highly qualified personnel in the future.

    In connection with our 1999 reorganization from partnership to corporate form and initial public offering of our common stock, a number of our current managing directors received substantial amounts of our common stock in exchange for their partnership interests. Because the shares of common stock were received in exchange for partnership interests, ownership of the shares is not dependent upon the continued employment of those managing directors. In addition, many of our employees who are not managing directors have received grants of stock options and restricted stock units. The steps we have taken to encourage the continued service of these individuals, who include key senior personnel, may not be effective.

WE ARE SUBJECT TO INTENSE COMPETITION FOR NEW LISTINGS, AND OUR PROFITABILITY WILL SUFFER IF WE DO NOT COMPETE EFFECTIVELY.

    We cannot be sure that we will be able to compete effectively with current or future competitors. Our failure to compete effectively would have an adverse effect on our profitability. We obtain all our new listings on the NYSE by going through an allocation process. In this process, either a committee of the NYSE or the listing company chooses the specialist. The competition for obtaining new listing companies is intense. We expect competition to continue and intensify in the future. Some of our competitors may have significantly greater financial and other resources than we have and may have greater name recognition. These competitors may be able to respond more quickly to new or evolving opportunities and listing company requirements. They also may be able to undertake more extensive promotional activities to attract new listing companies. In addition, the specialist industry has recently been consolidating. The combined companies resulting from this consolidation may have a stronger capital base. This trend has intensified the competition in our industry. Finally, the NYSE retains the ability to name new specialist firms.

THE FAILURE BY US OR OUR EMPLOYEES TO COMPLY WITH APPLICABLE LAWS AND REGULATIONS COULD RESULT IN SUBSTANTIAL FINES AND OTHER PENALTIES.

    The securities industry is subject to extensive regulation under both federal and state laws. In addition, the SEC, the NYSE, the AMEX, other self-regulatory organizations, commonly referred to as SROs, and state securities commissions require strict compliance with their respective rules and regulations. Failure to comply with any of these laws, rules or regulations could result in serious adverse consequences. We and our officers and employees may be subject in the future to claims arising from acts in contravention of these laws, rules and regulations. An adverse ruling against us and/or our officers and other employees as a result of any of these claims could result in us and/or our officers and other employees being required to pay a substantial fine or settlement. It could also result in the suspension or revocation of our registration with the SEC as a broker-dealer or our suspension or expulsion as a member firm of the NYSE and the AMEX. If this occurred, we would be unable to operate our business. As a result of our recent acquisitions, the number of our employees has increased significantly, and our lack of experience working with these employees increases the risk that we will not detect or deter employee misconduct.

THE REGULATORY ENVIRONMENT IN WHICH WE OPERATE MAY CHANGE, MAKING IT DIFFICULT FOR US TO REMAIN IN COMPLIANCE.

    The regulatory environment in which we operate is subject to change which we cannot predict. It may be difficult for us to comply with new or revised legislation or regulations imposed by the SEC, other U.S. or foreign governmental regulatory authorities and SROs, including the NYSE and the AMEX. Failure to comply would have an adverse effect on our business, financial condition and/or operating results. Changes in the interpretation or enforcement of existing laws and rules by the SEC, these governmental authorities, SROs, the NYSE and the AMEX also could have an adverse effect on our business, financial condition and/or operating results.

FAILURE TO COMPLY WITH NET CAPITAL AND NET LIQUID ASSET REQUIREMENTS MAY RESULT IN THE REVOCATION OF OUR REGISTRATION WITH THE SEC OR OUR EXPULSION FROM THE NYSE AND/OR THE AMEX.

    The SEC, the NYSE, the AMEX and various other regulatory agencies have stringent rules with respect to the maintenance of minimum levels of capital and net liquid assets by securities brokers-dealers as well as specialist firms. Effective October 30, 2000, the NYSE increased its minimum net liquid asset requirements. LaBranche & Co. LLC currently is required to maintain minimum net liquid assets of approximately $446.0 million. Failure to maintain the required net capital and net liquid assets may subject us to suspension or revocation of our SEC registration or suspension or expulsion by the NYSE and/or the AMEX. If this occurred, we would be unable to operate our business. In addition, a change in these rules, the imposition of new rules or any unusually large requirement or charge against our regulatory capital could limit any of our operations that require the intensive use of capital. These rules could also restrict our ability to withdraw capital from LaBranche & Co. LLC. Any limitation on our ability to withdraw capital from LaBranche & Co. LLC could limit our ability to pay cash dividends, repay debt and repurchase shares of our outstanding stock. A substantial market decline, a significant operating loss or any unusually large requirement or charge against regulatory capital could adversely affect our ability to expand or even maintain our present levels of business, which could have an adverse effect on our business, financial condition and/or operating results.

EMPLOYEE MISCONDUCT IS DIFFICULT TO DETECT AND DETER AND COULD RESULT IN LOSSES.

    There have been a number of highly publicized cases involving fraud, stock manipulation or other misconduct by employees in the financial services industry in recent years, and we run the risk that employee misconduct could occur. Misconduct by employees could include binding us to transactions that exceed authorized limits or present unacceptable risks, or hiding from us unauthorized or unsuccessful activities, which, in either case, may result in unknown and unmanaged risks or losses. Employee misconduct could also involve the improper use or disclosure of confidential information, which could result in regulatory sanctions and serious reputational or financial harm. It is not always possible to deter employee misconduct and the precautions we take to prevent and detect this activity may not be effective in all cases.

WE ARE SUBJECT TO RISK RELATING TO LITIGATION AND POTENTIAL SECURITIES LAWS LIABILITY.

    Many aspects of our business involve substantial risks of liability. A specialist is exposed to substantial risks of liability under federal and state securities laws, other federal and state laws and court decisions, as well as rules and regulations promulgated by the SEC, the NYSE and the AMEX. We also are subject to the risk of litigation and claims that may be without merit. We could incur significant legal expenses in defending ourselves against such lawsuits or claims. An adverse resolution of any future lawsuits or claims against us could have an adverse effect on our business, financial condition and/or operating results.

COUNTERPARTIES MAY FAIL TO PAY US.

    As a specialist in listed stocks, our securities transactions are conducted as principal with broker-dealer counterparties located in the United States. The NYSE, the AMEX and the clearing houses monitor the credit standing of the counterparties with which we conduct business. However, we cannot assure you that any of these counterparties will not default on their obligations. If any do, our business, financial condition and/or operating results could be adversely affected.

SOME OF OUR EXECUTIVE OFFICERS ARE IN A POSITION TO CONTROL MATTERS REQUIRING A STOCKHOLDER VOTE.

    Certain of our managing directors, including the selling stockholders, who currently own approximately 58.6% of our outstanding common stock have entered into a stockholders' agreement under which they have agreed, among other things, that their shares of our common stock will be voted, for as long as they own their shares, as directed by a majority vote of Michael LaBranche, our Chairman, Chief Executive Officer and President, James G. Gallagher and Alfred O. Hayward, Jr., each an executive officer and director. Accordingly, these individuals have the ability to control all matters requiring approval by our common stockholders. These matters include the election and removal of directors and the approval of any merger, consolidation or sale of all or substantially all of our assets. In addition, they are able to dictate the management of our business and affairs. This concentration of ownership could have the effect of delaying, deferring or preventing a change in control, a merger or consolidation, a takeover or another business combination.

    In addition, in our acquisition of ROBB PECK McCOOEY Financial
Services, Inc., we issued an aggregate of 100,000 shares of our Series A preferred stock to its former stockholders. The holders of our Series A preferred stock have the opportunity to vote on certain matters that would affect their rights as holders of Series A preferred stock, any issuance of our capital stock with rights greater than or equal to theirs, and any proposal for our merger or consolidation, the sale of more than 50% of our consolidated assets or any similar transaction. At the time of our January 18, 2002 offer to purchase up to 30,000 of the outstanding shares of Series A preferred stock, George E. Robb, Jr., one of our directors, and Robert M. Murphy, one of our directors and the Chief Executive Officer of our LaBranche & Co. LLC subsidiary, beneficially owned an aggregate of approximately 65.6% of our Series A preferred stock. This concentration of ownership, therefore, also could have the effect of delaying, deferring or preventing a change in control, a merger or consolidation, a takeover or another business combination.

FUTURE SALES BY EXISTING STOCKHOLDERS COULD DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

    If our stockholders sell substantial amounts of our common stock in the public market, the market price of our common stock could fall. Such sales also might make it more difficult for us to sell equity securities in the future at a time and price that we deem appropriate. As of December 31, 2001, we had outstanding 58,733,955 shares of common stock. Certain of our current and former managing directors, including the selling stockholders, who collectively own 34,411,343 shares of common stock, are party to a stockholders' agreement. Under the stockholders' agreement, the restricted shares held by our managing directors will be eligible for sale in the public market as follows:

    - 11,287,115 shares beginning August 24, 2002;

    - 11,562,114 shares beginning August 24, 2003; and

    - 11,562,114 shares beginning August 24, 2004.

    If large amounts of these shares are sold within a short period of time, the market price of our common stock would likely fall.

    In addition, our directors and executive officers have agreed not to transfer their shares of our common stock for a period of 90 days after February 5, 2002. Subject to volume limitations under Rule 144, these directors and officers would be able to publicly sell substantial amounts of our common stock and thereby may depress the market price for our common stock.

UNCERTAINTIES ASSOCIATED WITH OUR ACQUISITIONS MAY CAUSE US TO LOSE KEY
PERSONNEL.

    Our current and prospective employees may experience uncertainty about their future roles with us due to the integration of our newly-acquired employees and businesses into ours. This uncertainty may adversely affect our ability to attract and retain key personnel, which would adversely affect our business and results of operations.

                        PRICE RANGE OF OUR COMMON STOCK

    Our common stock is quoted on the NYSE under the symbol "LAB." The following table sets forth for the periods indicated the high and low reported sale prices per share for our common stock as reported by the NYSE.

YEAR ENDED DECEMBER 31, 1999                                     HIGH        LOW
------------------------------------------------------------   ------     ------
Third Quarter (from August 19)..............................   $14.88     $11.13
Fourth Quarter..............................................   $13.50     $ 9.06

YEAR ENDED DECEMBER 31, 2000                                     HIGH        LOW
------------------------------------------------------------   ------     ------
First Quarter...............................................   $15.75     $11.25
Second Quarter..............................................   $17.90     $11.13
Third Quarter...............................................   $37.50     $15.00
Fourth Quarter..............................................   $40.00     $22.13

YEAR ENDED DECEMBER 31, 2001                                     HIGH        LOW
------------------------------------------------------------   ------     ------
First Quarter...............................................   $51.45     $26.75
Second Quarter..............................................   $45.17     $27.00
Third Quarter...............................................   $30.60     $19.12
Fourth Quarter..............................................   $35.11     $22.12

YEAR ENDING DECEMBER 31, 2002                                    HIGH        LOW
------------------------------------------------------------   ------     ------
First Quarter (through February 4)..........................   $36.41     $28.75

    The number of stockholders of record of common stock on February 4, 2002 was approximately 150. On February 4, 2002, the last reported sale price per share of our common stock as reported by the NYSE was $31.58.

                                 CAPITALIZATION

    The following table sets forth our capitalization as of September 30, 2001 and should be read in conjunction with the consolidated financial statements and related notes and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-Q for the quarterly period ended September 30, 2001, which is incorporated in this prospectus by reference.

    The following table does not reflect any shares that we may purchase, and subsequently retire, pursuant to our offer to purchase up to 30,000 shares of our Series A preferred stock ($1,000 liquidation preference per share).

                                                                    AS OF
                                                              SEPTEMBER 30, 2001
                                                              ------------------
                                                                (IN THOUSANDS)
                                                                 (UNAUDITED)
Long-term debt..............................................      $  364,586
Subordinated liabilities....................................          49,635
                                                                  ----------
    Total long-term debt and subordinated liabilities.......         414,221
                                                                  ----------
Stockholders' equity:
  Preferred stock, at carrying value, liquidation value of
    $1,000 per share; 10,000,000 shares authorized; 100,000
    shares issued and outstanding...........................          94,179
  Common stock, $0.01 par value, 200,000,000 shares
    authorized; 57,606,366 shares issued and outstanding....             576
  Options on common stock...................................          49,123
  Additional paid-in capital................................         595,637
  Retained earnings.........................................         150,925
  Unearned compensation.....................................          (7,884)
                                                                  ----------
    Total stockholders' equity..............................         882,556
                                                                  ----------
      Total capitalization..................................      $1,296,777
                                                                  ==========

                                USE OF PROCEEDS

    All proceeds from the sale of the shares of our common stock to which this prospectus relates will go to the selling stockholders. Accordingly, we will not receive any of the proceeds from the sale of the shares of our common stock offered by this prospectus.

                                DIVIDEND POLICY

    We have never declared or paid any dividends on our common stock. We currently anticipate that future earnings will be retained by us to support our growth strategy. Accordingly, we do not anticipate paying cash dividends on our common stock in the foreseeable future. The payment of any future dividends on our common stock will be at the discretion of our board of directors and will depend upon, among other things, our future earnings, operations, capital requirements, general financial condition, contractual restrictions and general business conditions.

    In connection with our acquisition of ROBB PECK McCOOEY Financial Services, Inc., we issued 100,000 shares of our Series A preferred stock to its stockholders. On January 18, 2002, we commenced an offer to purchase up to 30,000 of the shares of Series A preferred stock. See "Summary--Recent Developments--Offer to Repurchase Preferred Stock." Each outstanding share of our Series A preferred stock entitles the holder to cumulative preferred cash dividends at an annual rate of 8% of the liquidation preference until March 15, 2005, 10% until March 15, 2006 and 10.8% thereafter. Dividends are payable on the first day of January and the first day of July of each year (or if such date is not a regular business day, then the next business day thereafter). Dividends on the issued and outstanding shares of Series A preferred stock are preferred and cumulative and accrue from the date on which they were originally issued.

                                    BUSINESS

    THE FOLLOWING DESCRIPTION OF OUR BUSINESS CONTAINS FORWARD LOOKING STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES. OUR RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD LOOKING STATEMENTS AS A RESULT OF SOME FACTORS. SEE "RISK FACTORS."

OVERVIEW

    We are a holding company that is the sole member of LaBranche & Co. LLC and owns all the outstanding stock of LaBranche Financial Services, Inc. Founded in 1924, LaBranche & Co. LLC is one of the oldest and largest specialist firms on the NYSE. We also act as a specialist in stocks and options on the AMEX. Our LaBranche Financial Services, Inc. subsidiary is a clearing broker for customers of introducing brokers and provides direct access floor brokerage services to institutional customers, securities clearing and other related services to individual and institutional clients, including traders, professional investors and broker-dealers, and front-end order execution, analysis and reporting solutions for the wholesale securities dealer market.

    As a specialist, our role is to maintain, as far as practicable, a fair and orderly market in our specialist stocks. In doing so, we provide a service to our listed companies, and to the brokers, traders and investors who trade in our specialist stocks. We believe that, as a result of our commitment to providing high quality specialist services, we have developed a strong reputation among our constituencies, including investors, members of the Wall Street community and our listed companies.

    Our business has grown considerably during the past five years. Our revenues have increased from about $49.9 million in 1996 to $424.1 million in 2001, representing a compound annual growth rate of 53.4%. We have accomplished our growth both internally and through selective acquisitions. For example, since the NYSE implemented its new specialist allocation process in March 1997, we have been selected by 87 new listed companies, resulting from 178 listing interviews. In addition, we have acquired ten specialist operations since 1997, adding over 550 NYSE and AMEX common stocks and 107 AMEX-listed options for which we act as the specialist. During the past five years, we have also increased the scope of our business, as illustrated by the following data:

    - the annual dollar volume on the NYSE of stocks for which we acted as specialist increased to $2.5 trillion in 2001, from $201.4 billion in 1996. Based on these dollar volumes, we were the largest NYSE specialist firm in 2001 as compared to the sixth largest in 1996;

    - the annual share volume on the NYSE of stocks for which we act as specialist increased to 76.0 billion in 2001, as compared to 5.6 billion in 1996. Based on these share volumes, we were the largest NYSE specialist firm in 2001 as compared to the fourth largest in 1996; and

    - the total number of our NYSE common stock listings increased to 591 as of December 31, 2001, from 132 as of December 31, 1996. Based on the number of our common stock listings, we were the largest specialist firm as of December 31, 2001 as compared to the fourth largest as of December 31, 1996. In addition, we acted as the specialist for 266 other NYSE-listed securities (e.g., preferred and convertible securities) and for 57 stocks and 122 options on the AMEX.

    As of December 31, 2001, our listed companies included:

    - 104 of the S&P 500 companies; and

    - nine of the 30 companies comprising the Dow Jones Industrial Average. These listed companies are American Express, AT&T, DuPont, Eastman Kodak, ExxonMobil, Merck, Minnesota Mining & Manufacturing, Philip Morris and SBC Communications.

INDUSTRY BACKGROUND

  THE NYSE

    The NYSE is currently the largest securities market in the world. The market capitalization of all U.S. shares listed on the NYSE increased from about $6.8 trillion at December 31, 1996 to about $11.9 trillion at December 31, 2001, representing a compound annual growth rate of 11.8%.

    The NYSE's average daily trading volume increased from 178.9 million shares in 1991 to 1.24 billion shares in 2001, as illustrated by the following graph:

              NYSE AVERAGE DAILY TRADING VOLUME FROM 1991 TO 2001
                           (SHARE VOLUME IN MILLIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  179
1992   202
1993   265
1994   291
1995   346
1996   412
1997   527
1998   674
1999   809
2000  1042
2001  1240

                  Source: NYSE

    Trading on the NYSE takes place through open bids to buy and open offers to sell made by NYSE members, acting as principal or as agent for institutions or individual investors. Buy and sell orders meet directly on the trading floor through an auction process, and prices are determined by the interplay of supply and demand in that auction. In order to buy and sell securities on the NYSE, a person must first be accepted for membership in the NYSE. The number of memberships, or seats, is presently limited to 1,366, and the price of a membership depends on supply and demand. Based on recent transfers of memberships, the market price of a membership on the NYSE is about
$2.2 million. To become a member, each prospective applicant must also pass an examination covering NYSE rules and regulations.

    NYSE members are generally categorized based upon the activities in which they engage on the trading floor, such as specialists or brokers. The largest single membership group is floor brokers, which consists of both commission brokers and independent brokers. Commission brokers are employed by broker-dealer firms that are members of the NYSE and earn salaries and commissions. Independent floor brokers are brokers who independently handle orders for other broker-dealers and financial institutions.

  THE NYSE SPECIALIST

    All trading of securities on the NYSE is conducted through an auction process. The auction process for each security is managed by the exclusive specialist for that security. The specialist is a broker-dealer who applies for and, if accepted, is assigned the role to maintain a fair and orderly market in its specialist stocks. The number of specialist units on the NYSE has decreased from 37 at December 31, 1996 to nine at December 31, 2001. A recently announced transaction, if consummated, would further reduce the number of specialist units on the NYSE to eight. Of the nine specialist units, the three largest specialist units as ranked by their number of specialist stocks were responsible for about 56.0% and 69.6% of the average daily dollar trading volume in 2000 and 2001, respectively.

    A specialist firm is granted a franchise by the NYSE to conduct the auction in each NYSE-listed stock. Specialist firms conduct their auctions at specific trading posts located on the floor of the NYSE. Because the specialist firm runs the auction in its specialist stocks, it knows of all bids and offers in those stocks and gathers orders to price its stocks appropriately.

    Specialist firms compete for the original listing of stocks through an allocation process organized by the NYSE. As part of this allocation process, companies seeking a listing may select a specialist firm in one of two ways. Under the first method, the NYSE's allocation committee selects the specialist firm based on specific criteria. Under the second method, available since March 1997, the listing company requests that the allocation committee select three to five potential specialist firms suitable for the stock, based on criteria specified by the listing company. The listing company then has the opportunity to meet with each specialist firm identified by the allocation committee. Within one week after meeting the competing specialist firms, the listing company must select one specialist firm. Currently, substantially all companies seeking a listing on the NYSE opt to make the final choice of their own specialist firm under the second allocation method.

    When assigned a particular stock, the specialist firm agrees to specific obligations. The specialist firm's role is to maintain, as far as practicable, trading in the stock that will be fair and orderly. This implies that the trading will have reasonable depth and price continuity, so that, under normal circumstances, a customer may buy or sell stock in a manner consistent with market conditions. A specialist firm helps market participants achieve price improvement in their trades because the best bids and offers are discovered through the auction process. In performing its obligations, the specialist firm is exposed to all transactions that occur in each of its specialist stocks on the NYSE floor. In any given transaction, the specialist firm may act as:

    - an auctioneer by setting opening prices for its specialist stocks and by matching the highest bids with the lowest offers, permitting buyers and sellers to trade directly;

    - a facilitator bringing together buyers and sellers who do not know of each other in order to execute a trade which would not otherwise occur;

    - an agent for broker-dealers who wish to execute transactions as instructed by their customers (typically, these orders are limit orders entrusted to the specialist at prices above or below the current market price); or

    - a principal using its own capital to buy or sell stocks for its own account.

    The specialist firm's decision to buy or sell shares of its specialist stocks as principal for its own account may be based on obligation or inclination. For example, the specialist firm may be obligated to buy or sell its specialist stock to counter short-term imbalances in the prevailing market, thus helping to maintain a fair and orderly market in that stock. At other times, the specialist firm may be inclined to buy or sell the stock as principal based on attractive opportunities. The specialist firm may trade at its election so long as the trade will contribute to a fair and orderly market. In actively-traded stocks, the specialist firm continually buys and sells its specialist stocks at varying prices throughout each trading day. The specialist firm's goal and expectation is to profit from differences between the prices at which it buys and sells these stocks. In fulfilling its specialist obligations, however, the specialist firm may, at times, be obligated to trade against the market, adversely impacting the profitability of the trade. In addition, the specialist firm's trading practices are subject to a number of restrictions, as described in "Operations--NYSE Rules Governing our Specialist Activities."

  RECENT TRENDS IN NYSE TRADING AND THE NYSE SPECIALIST'S ROLE

    Specialist firms generate revenues by executing trades, either as agent or principal, in their specialist stocks. Accordingly, the specialist firms' revenues are primarily driven by the volume of trading on the NYSE. This volume has increased significantly in recent years. The increase in trading volume has resulted from a number of factors, including:

    - an increase in the number of households investing in stocks;

    - an increase in the amount of assets managed through retirement plans, mutual funds, annuity and insurance products, index funds and other institutional investment vehicles;

    - the increased popularity and use of computerized trading, hedging and other derivative strategies;

    - an increase in NYSE-listed stocks due to:

       - transfers from Nasdaq;

       - an increase in listings of foreign companies; and

       - initial public offerings and spin-offs;

    - higher equity portfolio turnover by individuals and institutional investors as a result of lower commission rates and other transaction costs;

    - trading in decimal price increments;

    - an increase in the amount of shares traded due to stock splits and stock dividends; and

    - on-line trading.

    These factors have, in turn, been influenced by low interest rates and low levels of inflation.

    The NYSE has commenced trading in decimals and has increased the window for providing commission-free execution of a trade to five minutes from the previous two minutes. The NYSE is also considering the following additional changes:

    - longer trading days; and

    - trading of foreign stocks in ordinary form side by side with their American Depositary Receipts.

    We believe that trading in decimals and, if instituted, these additional changes will likely contribute to additional growth in NYSE trading volume.

    The majority of trades in NYSE-listed stocks take place through NYSE specialist firms. In 2001, specialist firms handled about 83.6% of trades in NYSE-listed stocks. Trades in NYSE-listed stocks also are generally effected as follows:

    - some stocks are listed on multiple exchanges, such as regional exchanges, and trades take place on those exchanges;

    - NYSE members may trade NYSE-listed stocks off the NYSE in the over-the-counter market; and

    - non-NYSE members may trade NYSE-listed stocks off the NYSE in over-the-counter markets.

    Technological advances have contributed to the increased trading through alternative trading systems, called ATSs, such as electronic communications networks, or ECNs, and crossing systems. While the first ECN was created in 1969, most of the others currently in operation were started in the past few years. These systems electronically facilitate the matching of buy and sell orders that are entered by their network members. If a match does not occur, some ATSs will forward unfilled orders to other ATSs or to exchanges such as the NYSE. Some of these networks also allow limited negotiation between members to facilitate a match. These ATSs generally limit trades over their systems to their members, who are typically large financial institutions, well-capitalized traders or brokerage firms. Additionally, some ATSs have been developed to facilitate trading by retail investors. In April 1999, the SEC ruled that these networks are allowed, and in specified cases are required, to register and become subject to regulation as stock exchanges.

    The percentage of annual trading of NYSE-listed stocks on the NYSE has ranged from 82.5% to 83.7% for the past five years. It is unclear, however, how the alternative trading methods and new technologies just described or that may be developed will affect the percentage of trading in listed stocks conducted on the NYSE. The NYSE has indicated that it is studying the possibility of embracing electronic communications network technology to expand trading. ATSs may be developed, organized and operated by large brokerage houses and investment banks with more substantial capital, better access to technology and direct access to investors. As a result, these parties may be well positioned to direct trading to ATSs. These alternative trading methods may account for a growing percentage of the trading volume of NYSE-listed stocks.

    The accelerating growth of trading volume, the increase in stock prices on the NYSE in the 1990s and the more recent increased volatility of stock prices have increased the demands upon specialists. In order to fulfill their obligations, specialists are required to execute a greater number of trades in a shorter period of time with greater price volatility. In addition, specialists are called upon to take larger positions in their specialist stocks. These factors have led to a consolidation of specialist units in the past five years. We believe that the NYSE specialist market is becoming increasingly dominated by a number of large, better-capitalized specialist firms that are able to provide an enhanced level of service.

LABRANCHE'S COMPETITIVE POSITION

    We are committed to providing the highest quality service to our various constituencies. We believe our success is based on the following factors:

    - LEADING POSITION IN THE SPECIALIST MARKET. We have a long-standing reputation as one of the leading specialist firms on the NYSE. We have successfully grown our business and improved our services through widely varying market conditions. Trading in the stocks for which we acted as specialist during 2001 accounted for 27.6% of the dollar volume on the NYSE and 28.5% of the share volume. Based on these percentages, we were the largest specialist firm on the NYSE. We are continuing to develop our relationships with ATSs and to embrace new technologies in trading platforms.

    - DIVERSE AND HIGH QUALITY SPECIALIST STOCKS. Our listed companies operate in a variety of industries including financial services, media, oil and gas, retail, technology and telecommunications. Many of our listed companies are leaders in their respective fields. We believe that acting as specialist in the stocks of industry leaders will benefit us as these leading companies continue to expand their businesses through internal growth and acquisitions.

    - STRONG MARKET-MAKING SKILLS. We utilize our strong market-making skills to actively trade as principal in our specialist stocks. We believe that we significantly improve liquidity in our specialist stocks, particularly during periods of market volatility. In 2001, approximately 33.4% of our trades were as principal as compared to an average of approximately 30.6% for all NYSE specialists.

    - INNOVATIVE CUSTOMER-ORIENTED SERVICES. We are committed to providing our listed companies with a high level of service, in addition to our specialist functions on the trading floor. We provide our listed companies with detailed reports on the trading activity of their stocks. We also maintain frequent contact with a majority of our listed companies to discuss the trading in their stock. In addition, we were the first specialist firm to:

       - host an annual listed company conference;

       - publish a company newsletter; and

       - commission customer satisfaction surveys from our listed companies.

    - COMPLETED SPECIALIST ACQUISITIONS. Since 1997, we have acquired the following ten specialist operations, solidifying our position as one of the leading specialist firms:

       - a portion of the specialist operations of Stern Bros., LLC
         (July 1997);

       - Ernst, Homans, Ware & Keelips (August 1997);

       - Fowler, Rosenau & Geary, LLC (July 1998);

       - Henderson Brothers, Inc. (March 2000);

       - Webco Securities, Inc. (March 2000);

       - the assets and operations of an AMEX options specialist unit that acted as the specialist in the options of 21 common stocks (December 2000);

       - ROBB PECK McCOOEY Financial Services, Inc. (March 2001);

       - the assets and operations of an AMEX specialist firm, Cranmer & Cranmer, Inc. (August 2001);

       - the 75% interest that we did not previously own in the specialist business conducted as a joint account by us, R. Adrian & Company, LLC and Freedom Specialist Inc. (September 2001); and

       - Bocklet & Company, LLC (October 2001).

    - OTHER ACQUISITIONS. In March 2001, we also acquired Internet Trading Technologies, Inc., a company providing front-end order execution, analysis and reporting solutions for the wholesale securities dealer market.

    Our objective is to continue the growth in our revenues and profits by continuing to be aggressive in positioning ourselves in the NYSE allocation process. Between March 1997, when the NYSE adopted the new allocation procedure, and December 31, 2001, we participated in 178 selection pools for listed companies and were selected by management of the listed companies in 87 of them.

SPECIALIST COMPANIES

    As of December 31, 2001, we acted as specialist for 591 common stocks listed on the NYSE. Our listed companies operate in a variety of industries, including financial services, media, oil and gas, retail, technology and telecommunications. They range in market capitalization from some of the smallest on the NYSE to some of its largest and well-known corporations. Of our NYSE common stock listings, 123 were foreign listings as of December 31, 2001 and 69 were foreign listings as of December 31, 2000. The following is a list of our top 50 listed companies in terms of market capitalization as of December 31, 2001 in order of their respective global market capitalization:

ExxonMobil Corporation                      Freddie Mac
GlaxoSmithKline plc                         du Pont (E.I.) de Nemours & Co.
Merck & Co., Inc.                           Wachovia Corporation
SBC Communications Inc.                     U.S. Bancorp
Tyco International Ltd.                     Banco Bilbao Vizcaya Argentaria, S.A.
Nokia Corporation                           Diageo plc
HSBC Holdings plc                           Koninklijke Philips Electronics NV
Berkshire Hathaway Inc.                     AT&T Wireless Services, Inc.
Philip Morris Companies Inc.                Lowe's Companies, Inc.
Bristol-Myers Squibb Company                ENEL S.p.A.
ChevronTexaco Corp.                         Schlumberger Ltd.
Novartis AG                                 Clear Channel Communications Inc.
Toyota Motor Corporation                    First Data Corporation
Wells Fargo & Company                       Ford Motor Company
Viacom Inc.                                 Household International Inc.
AT&T Corporation                            United Microelectronics Corporation
Lloyds TSB Group plc                        National Australia Bank Limited
Medtronic, Inc.                             ABN Amro Holding N.V.
Taiwan Semiconductor Manufacturing Company  Nomura Holdings, Inc.
Schering-Plough Corporation                 Emerson Electric Co.
Nippon Telegraph & Telephone Corporation    Qwest Communications International Inc.
ING Groep NV                                Lucent Technologies Inc.
Eni S.p.A.                                  The News Corporation Limited
American Express Company                    Waste Management, Inc.
Minnesota Mining & Manufacturing Company    Kraft Foods Inc.

OPERATIONS

  NYSE RULES GOVERNING OUR SPECIALIST ACTIVITIES

    Under the NYSE rules, a specialist has a duty to maintain, as far as practicable, a fair and orderly market in its specialist stocks. In order to fulfill its obligations, the specialist must at times trade for its own account, even when it may adversely affect the specialist's profitability. In addition, under some circumstances, the specialist is prohibited from making trades as principal in its specialist stocks. The specialist's obligations are briefly described below.

    REQUIREMENT TO TRADE AS PRINCIPAL. A specialist must buy and sell securities as principal when necessary to minimize an actual or reasonably anticipated short-term imbalance between supply and demand in the auction market. The specialist must effect these transactions when their absence could result in an unreasonable lack of continuity and/or depth in its specialist stocks. The specialist is not expected to act as a barrier in a rising market or a support in a falling market, but must use its own judgment to try to keep such price increases and declines equitable and consistent with market conditions.

    A specialist must make firm and continuous two-sided quotations that are timely and that accurately reflect market conditions. In making these quotations, the specialist's transactions are calculated to contribute to the maintenance of price continuity with reasonable depth. Following is an illustration of how a specialist acts as principal to maintain price continuity:

    The most recent sale in a listed stock was $50, the best public bid (to buy) on the specialist's book is $49.75, and the best public offer (to sell) on the book is $50.25. A broker who wants to buy 100 shares at the market in this instance without a specialist would purchase at $50.25, the offer price. Similarly, a broker seeking to sell 100 shares without a specialist would receive $49.75 the bid price. The specialist, who is expected to provide reasonable price continuity, in this case might narrow the quote spread by offering or bidding for stock for its own account. In this instance, the broker who wants to buy 100 shares might buy at $50.0625 from the specialist, as opposed to buying the same amount of shares from the best offer of $50.25, thereby offering price improvement to the customer. In the next trade, a broker willing to sell 100 shares might sell to the specialist at $50, as opposed to selling to the best available bid of $49.75, again achieving price improvement for the customer.

    TRADING RESTRICTIONS. In trading for its own account, the specialist must avoid initiating a market-destabilizing transaction. All purchases and sales must be reasonably necessary to permit the specialist to maintain, as far as practicable, a fair and orderly market in its specialist stocks. In addition, the specialist must comply with the following trading requirements:

    - A specialist must first satisfy a customer's market buy order (an order to buy at the prevailing market price) before buying any stock for its own account. Similarly, a specialist must first satisfy a customer's market sell order (an order to sell at the prevailing market price) before selling any stock for its own account.

    - A specialist must first satisfy a customer's limit order held by it before buying or selling at the same price for its own account. A limit order is an order either to buy only at or below a specified price, or to sell only at or above a specified price. A specialist may not have priority over any customer's limit order. A specialist, however, may buy or sell at the same price as a customer limit order as long as that limit order is executed first.

    - If a public buyer wants to buy at a particular price and a seller wants to sell at the same price, the buyer and seller trade directly with each other, and the specialist should not interfere in the transaction.

    - The specialist does not charge commissions for trades in which it acts as a principal.

    - Except in some circumstances in less active markets, the specialist may not, without permission from an NYSE official, initiate destabilizing trades for its own account which cause the stock price to rise or fall.

    - Any transactions by the specialist for its own account must be effected in a reasonable and orderly manner in relation to the condition of the general market, the market in the particular stock and the adequacy of the specialist's position relative to the immediate and reasonably anticipated needs of the market.

    In addition, the specialist cannot be in a control relationship with any of its listed companies. This means a specialist may not acquire more than 5% of any common or preferred issue of its specialist stocks and may not own 10% or more of any common or preferred stock. A specialist may not hold any position as an officer or director or receive payments or loans or engage in business transactions with any of its listed companies.

RISK MANAGEMENT

    Because our specialist activities expose our capital to significant risks, managing these risks is a constant priority for us. Our central role in the auction process helps us to reduce risks by enabling us to incorporate up-to-date market information in the management of our inventory, subject to our specialist obligations. In addition, we have developed a risk management process, which is designed to balance our ability to profit from our specialist activities with our exposure to potential losses. Our risk management process includes participation by our executive operating committee, our floor management committee, our floor team captains and our specialists. These parties' roles are described as follows:

    EXECUTIVE OPERATING COMMITTEE. Our executive operating committee is composed of Michael LaBranche, Anthony M. Corso, Alfred O. Hayward, Jr., Robert
M. Murphy and James G. Gallagher. This committee is responsible for approving all risk management policies and trading guidelines for particular specialist stocks, after receiving input and proposals by the floor management committee. In addition, our executive operating committee reviews all unusual situations reported to it by our floor management committee.

    FLOOR MANAGEMENT COMMITTEE. Our floor management committee is composed of Anthony M. Corso, Alfred O. Hayward, Jr., Robert M. Murphy, John McGraner, Michael Nichols, Thomas McLaughlin and Gene McCarthy. This committee is responsible for formulating and overseeing our overall risk management policies and risk guidelines for each of our specialist stocks. In arriving at these policies and guidelines, our floor management committee considers the advice and input of our floor team captains. Our floor management committee meets with all floor team captains no less than once a month to review and, if necessary, revise the risk management policies for our company as a whole and/or for particular specialist stocks. In addition, a member of our floor management committee is always available on the trading floor to review and assist with any unusual situations reported by a captain. Our floor management committee reports to our executive operating committee about each of these situations.

    FLOOR TEAM CAPTAINS. We have 13 floor team captains who monitor the activities of our specialists throughout the trading day from various positions at our trading posts. The captains observe trades and constantly review trading positions in real-time through our information systems. In addition, the captains are readily available to assist our specialists in determining when to deviate from our policies and guidelines to react to any unusual situations or market conditions. The captains must report these unusual situations to management, including any deviations from our policies and guidelines. Captains meet with each specialist at least once a week to evaluate the specialist's adherence to our risk management policies and guidelines. Captains also meet among themselves at least twice weekly to review risk policies and guidelines and, if appropriate, make new recommendations to the floor management committee.

    SPECIALISTS. Our specialists conduct auctions based upon the conditions of the marketplace. In doing so, specialists observe our risk management policies and guidelines as much as practicable. Specialists must immediately notify a captain of any unusual situations or market conditions requiring a deviation from our policies and guidelines.

    We rely heavily on our information systems in conducting our risk management. Management members and captains must constantly monitor our positions and transactions in order to mitigate our risks and identify troublesome trends as they occur. We have invested substantial capital in real-time, on-line systems which give management instant access to specific trading information at any time during the trading day, including:

    - our aggregate long and short positions;

    - the various positions of any one of our trading professionals;

    - our overall position in a particular stock;

    - capital and profit-and-loss information on an aggregate, per specialist or per issue basis; and

    - average position size.

    CIRCUIT BREAKER RULES. The NYSE has instituted certain circuit breaker rules intended to halt trading in all NYSE-listed stocks in the event of a severe market decline. The circuit breaker rules impose temporary halts in trading when the Dow Jones Industrial Average drops a certain number of points. Effective January 2, 2001, circuit breaker levels are set quarterly at 10, 20 and 30 percent of the Dow Jones Industrial Average closing values of the previous month, rounded to the nearest 50 points.

LISTED COMPANY SERVICES

    We are committed to providing our listed companies with a high level of service, in addition to our specialist functions on the trading floor. We have a Corporate Relations Department, consisting of 17 full-time employees and one independent consultant devoted to serving our listed companies. The most important function of the Corporate Relations Department is to provide current information to the listed companies. Upon request, our Corporate Relations Department provides our listed companies with the following reports:

    - daily reports on the trading results of their stock;

    - real-time data regarding intra-day trading activity in their stock; and

    - weekly, monthly and yearly reports which analyze short and long term trading trends in their stock.

    In addition to providing trading information, we help to educate our listed companies on general market trends. We organize annual educational conferences that review trends in the securities industry and NYSE trading. We also publish for and distribute to our listed companies a periodic newsletter that reviews market trends. Finally, we survey our specialist companies annually on the quality of our services, and use the information obtained in these surveys to continually improve our services.

DIRECT ACCESS BUSINESS

    The Institutional Client Group division of our LaBranche Financial
Services, Inc. subsidiary places its customers in direct contact with the NYSE. Utilizing its easy-to-use web-based technology, this division provides institutional customers with the choice of two conduits for sending their order flow directly to the point of sale on the floor of the NYSE. Orders that require special attention can be sent to one of this division's licensed floor brokers for customized handling. Otherwise, customers can send their orders directly to the specialist's order book using the NYSE's SuperDot system. The Institutional Client Group division's brokers take advantage of the NYSE's advanced wireless technology to communicate directly with its trading customers. By employing the advanced technology, its customers receive extremely fast trade executions and confirmations. All customer orders are treated with strict confidentiality and anonymity, allowing for the best execution with the least market impact. In addition, the Institutional Client Group division's customers are given all the benefits of straight-through, seamless trade processing. Our LaBranche Financial Services subsidiary also clears and delivers the proceeds of trades directly to its customers' depository accounts.

NYSE MEMBERSHIPS

    NYSE memberships are granted only to individuals, and each individual specialist must own or lease a NYSE membership. As of December 31, 2001, we had 109 specialists, each of whom owned or leased a membership under the following arrangements:

    - 10 memberships were owned directly by 10 of our employees;

    - 33 were owned by specialists, who acquired their memberships through financing provided by us pursuant to so-called A-B-C agreements; and

    - 66 were leased by specialists from other individual members and we pay and guarantee the lease payments.

    Furthermore, our LaBranche Financial Services, Inc. subsidiary has financed the acquisition of two memberships which currently are available for use by its employees and two of its other employees directly own and use two additional memberships. LaBranche & Co. LLC also has financed the acquisition of three other memberships which currently are used by its employees pursuant to A-B-C agreements, and two of its other employees currently lease seats that are available for use by LaBranche & Co. LLC specialists.

AMEX SPECIALIST UNIT

    In December 2000, we purchased the assets and operations of an AMEX options specialist unit and, in August 2001, we expanded our AMEX specialist activities by purchasing the assets and operations of another AMEX specialist firm, Cranmer & Cranmer, Inc. Our AMEX specialist business is conducted by our LaBranche & Co. LLC subsidiary. This unit acts as the specialist in 57 stocks and 122 options. We believe that these acquisitions enhance our commitment to the listed auction market and are important steps in the implementation of our growth strategy. As of December 31, 2001, the nine AMEX memberships utilized by this specialist unit were leased by eight specialist employees of that unit, while one membership was owned directly by an employee. LaBranche & Co. LLC pays and guarantees the rental payments due under the leases of AMEX memberships.

OUR INFORMATION AND COMMUNICATIONS SYSTEMS AND THE NYSE SUPERDOT SYSTEM

    As a self-clearing broker-dealer, we have made significant investments in our trade processing systems. Our use of and dependence on technology have allowed us to maintain our significant growth over the past several years. In addition to using consultants who primarily service the specialist industry, we have an in-house information technology staff. We currently clear an average of about 110,000 principal trades per day. Our information systems send and receive data from the NYSE through a dedicated data feed.

    Our systems enable us to monitor, on a real-time basis, our profits and losses along with our trading positions. The NYSE supplies us with specialist position reporting system terminals both on the trading floor and in our offices. These terminals allow us to monitor our trading profits and losses as well as our positions.

    We have a back-up disaster recovery center in New Jersey. The back-up system operates as a mirror image of our primary computer system in New York City as we have a direct connection between the two sites which we utilize to back-up all data on an hourly basis. We also test both systems on a regular basis to assure that they are fully operational.

    In executing trades on the NYSE, we receive electronic orders from the SuperDot system, an order routing system operated by the NYSE. The SuperDot System is designed to handle individual orders of up to 100,000 shares and is essentially an electronic broker. Orders that originate through the SuperDot system are routed directly to us through our computer system at the NYSE. When we receive an order from the SuperDot system, we conduct the same auction process and we are subject to the same obligations as with any other order.

    Our information technology staff has developed software which enables our corporate relations staff and our specialists to share information with each other regarding upcoming company and industry conferences. In addition, we monitor each of our specialist stocks intra-day to see if there are any significant price and/or volume variances of which we should alert the listed company. This has proven to be a valuable customer service tool.

OUR PROPRIETARY TRADING

    In 1995, we initiated a proprietary trading program, seeking to leverage our trading and market experience. Our strategy is short-term oriented, and most of our positions are intra-day and not held overnight. Our five traders focus primarily on stocks listed on the NYSE. In 2001, we derived 0.3% of our revenues from our proprietary trading. Our proprietary trading desk utilizes a Windows NT based trade reporting system which captures all trades executed by the trading desk and marks all positions to market. We are not permitted to trade in stocks for which we act as specialist.

    We have taken the following actions to manage the risks associated with our proprietary trading:

    - for 2001, we limited our capital commitment for our individual proprietary traders to an aggregate maximum of $24.8 million intra-day and overnight positions of up to $17.8 million per day; and

    - each of our proprietary traders has specific trading limits, which may not be exceeded without the approval of executive management. Our most experienced trader may invest up to $12.0 million per day and may hold overnight positions up to $7.5 million. Each of our other traders has daily investment limits of $5.0 million or less and overnight investment limits of $3.2 million or less, depending on his experience.

MARKETING

    It is a priority for our management to proactively identify potential listing companies before the allocation process begins. We contact these companies and commence our marketing efforts upon determining that they are considering listing on the NYSE. Our marketing efforts typically consist of members of our management group visiting with the companies that are considering listing on the NYSE and describing our services. We also provide written literature describing our operations, our listed companies, our more than 75-year history as a specialist firm and our industry in general.

REGULATORY MATTERS

  GENERAL

    The securities industry in the United States, including all broker-dealers, is subject to extensive regulation under both federal and state laws. In addition, the SEC, the NYSE and the AMEX require strict compliance with their rules and regulations. As a matter of public policy, regulatory bodies are charged with safeguarding the integrity of the securities and other financial markets and with protecting the interests of investors participating in those markets.

    As two of our subsidiaries are broker-dealers, we are subject to regulations concerning operational and financial aspects of our business. We are subject to extensive registration requirements with various government entities and self-regulatory organizations, commonly referred to as SROs, with which we must comply before we can conduct our business. We are also subject to laws, rules and regulations forcing us to comply with financial reporting requirements, trade practices, capital structure requirements, and record retention requirements governing the conduct of our directors, officers and employees. Failure to comply with any of these laws, rules or regulations could result in censure, fine, the issuance of cease-and-desist orders or the suspension or disqualification of our directors, officers or employees, and other adverse consequences, which could have an adverse effect on our business.

    As a NYSE specialist firm, we are under constant review by the NYSE on all aspects of our operations and financial condition. As part of the price discovery mechanism implemented by the NYSE, every specialist transaction is published immediately on the tape and is broadcast worldwide.

The NYSE also employs sophisticated monitoring and stringent rules approved by the SEC. The NYSE's Market Surveillance Division examines specialists' trading in all stocks, every trading day, including specialists' decisions to trade or to not trade as principal.

  CAPITAL REQUIREMENTS

    As a NYSE specialist and broker-dealer, we are subject to SEC Rule 15c3-1, which requires minimum net regulatory capital. We are required to maintain minimum net capital, as defined, equivalent to the greater of $100,000 or 1/15 of our aggregate indebtedness, as defined. At December 31, 2001, our net capital, as defined by this rule, was $484.2 million and exceeded minimum requirements by $481.4 million.

    The NYSE also requires members registered as specialists to maintain a minimum regulatory capital dollar amount to establish that they can meet, with their own net liquid assets, their position requirement. Under changes to Rule 104, effective October 30, 2000, the NYSE's minimum net liquid asset requirements, specialist units that exceed five percent in any of the NYSE's four concentration measures must maintain minimum net liquid assets based upon the securities for which they act as the specialist. The requirements state that the net liquid assets must be equivalent to $4.0 million for each stock in the Dow Jones Industrial Average, $2.0 million for each stock in the S&P 100 Stock Price Index, excluding stocks included in the previous classification, $1.0 million for each stock in the S&P 500 Stock Price Index, excluding stocks included in the previous classification, $500,000 for each common stock, excluding bond funds and stocks included in the previous classifications, and $100,000 for each stock not included in any of the above classifications. In addition, the NYSE requires any new specialist entities that result from a merger, acquisition, consolidation or other combination of specialist entities to maintain net liquid assets equivalent to the greater of either (1) the aggregate net liquid assets of the specialist entities prior to their combination or (2) the new capital requirements prescribed under Rule 104. LaBranche & Co. LLC's net liquid asset requirement was $446.0 million as of December 31, 2001, and it actually had net liquid assets of $491.5 million. "Net liquid assets" for a specialist firm that also engages in transactions other than specialist activities is based upon its excess net capital as determined in accordance with SEC Rule 15c3-1.

    As registered broker-dealers and NYSE member firms, our former subsidiary, Henderson Brothers Inc., and our ROBB PECK McCOOEY Clearing Corporation subsidiary were also subject to SEC Rule 15c3-1, as adopted and administered by the NYSE. Under the alternative method permitted by the rule, the minimum required net capital for each subsidiary as of December 31, 2001 was equal to the greater of $250,000 or 2% of aggregate debit items, as defined. As of December 31, 2001, Henderson Brothers Inc.'s and ROBB PECK McCOOEY Clearing Corporation's combined net capital as defined under SEC Rule 15c3-1 was $20.5 million and exceeded minimum requirements by $19.7 million.

    Failure to maintain the required net capital and net liquid assets may subject us to suspension or revocation of SEC registration or suspension or expulsion by the NYSE.

    Effective as of the close of business on December 31, 2001, Henderson Brothers, Inc. and Internet Trading Technologies, Inc., another former subsidiary, merged with and into ROBB PECK McCOOEY Clearing Corporation, which then changed its name to LaBranche Financial Services, Inc. and continues to be a registered broker-dealer and NYSE member firm.

COMPETITION

    We obtain each of our new listings on the NYSE by participating in an allocation process. As part of this process, either the allocation committee of the NYSE or the listing company chooses the specialist firm. We compete with other specialist firms based on a number of factors, including:

    - the strength of our capital base;

    - our willingness to commit our own capital and trade for our own account while conducting our specialist operations; and

    - the ancillary services we offer our specialist companies, such as providing information on the trading activities in their stocks.

    The following is a list of the remaining specialist units as of December 31, 2001, listed in order of their number of common stock listings:

    - LaBranche & Co. LLC

    - Spear Leeds & Kellogg Specialist

    - Fleet Meehan Specialist, Inc.

    - Wagner Stott Bear Specialists, LLC

    - Van Der Moolen Specialists USA

    - Performance Specialist Group, LLC

    - Susquehanna Specialists, Inc.

    - Lyden Dolan Nick & Co. LLC (in the process of being acquired by Van Der Moolen Specialists USA)

    - Walter N. Frank & Co. LLC

    The competition for obtaining new listed companies is intense. We expect competition to continue and intensify in the future. Some of our competitors may have significantly greater financial resources than we have and may also have greater name recognition. These competitors may be able to respond more quickly to new or evolving opportunities and listed company requirements. They may also be able to undertake more extensive promotional activities to attract new listing companies. In addition, the specialist industry has recently been consolidating. The combined companies resulting from the consolidation may have a stronger capital position. This trend has intensified the competition in our industry. We cannot be sure that we will be able to compete effectively with our current or future competitors. We also cannot be sure that the competitive pressures we face will not have an adverse effect on our business, financial condition and/or operating results.

EMPLOYEES

    As of December 31, 2001, we had 545 full-time employees, including 53 managing directors, with:

    - 118 specialists, including 47 managing directors and nine AMEX options specialists;

    - 244 trading assistants;

    - 17 corporate relations department employees;

    - 54 clearing operations employees; and

    - 112 management, administration and finance staff, including six managing directors.

    Our employees are not covered by a collective bargaining agreement. We have never experienced an employment-related work stoppage. We consider our employee relations to be good.

PROPERTIES

    Our corporate offices are located at One Exchange Plaza, New York, New York, where we lease about 36,000 square feet under four separate leases, expiring in January 2008. We also lease about 45,000 square feet at 120 Broadway, New York, New York, under a lease expiring in March 2008. In addition, we lease four trading posts on the floor of the NYSE. We lease approximately 15,000 square feet of additional space at locations in New York and New Jersey under leases expiring between September 2002 and July 2004. We believe that our current leased space is suitable and adequate for the operation of our business as presently conducted and as contemplated to be conducted in the immediate future.

LEGAL PROCEEDINGS

    We are not a party to any material legal proceeding.

                                   MANAGEMENT

Our directors and executive officers are as follows:

NAME                                                 AGE                              POSITION
----                                        ----------------------                    --------
Michael LaBranche.........................                      46   Chairman, Chief Executive Officer and
                                                                     President
Robert M. Murphy..........................                      46   Chief Executive Officer of LaBranche & Co.
                                                                     LLC and Director
James G. Gallagher........................                      54   Executive Vice President and Director
Alfred O. Hayward, Jr.....................                      53   Executive Vice President and Director
S. Lawrence Prendergast...................                      60   Executive Vice President, Finance and
                                                                     Director
Harvey S. Traison.........................                      62   Senior Vice President, Chief Financial
                                                                     Officer and Director
E. Margie Filter..........................                      61   Director
Thomas E. Dooley..........................                      45   Director
George E. Robb, Jr........................                      45   Director
David A. George...........................                      59   Director

    MICHAEL LABRANCHE has been our Chairman, Chief Executive Officer and President since our initial public offering in August 1999. Mr. LaBranche has served as Chairman of the Managing Committee of LaBranche & Co. LLC since 1996, as a member of the Managing Committee of LaBranche & Co. LLC since 1988 and as a specialist with LaBranche & Co. LLC since 1977. He currently is a Governor of the NYSE and is a member of the NYSE's Market Performance Committee.

    ROBERT M. MURPHY became a member of our board of directors on March 16, 2001, when we acquired ROBB PECK McCOOEY Financial Services, Inc., and has been the Chief Executive Officer of LaBranche & Co. LLC since March 16, 2001. From 1985 to March 2001, Mr. Murphy was an Executive Vice President and director of ROBB PECK McCOOEY Financial Services, Inc. and served as Vice Chairman, President and Chief Executive Officer of ROBB PECK McCOOEY Specialist Corporation. Mr. Murphy is currently a Vice-Chairman of the Board of Directors of the NYSE. He also serves on the NYSE's Market Performance Committee, Finance and Audit Committee, Committee for Review, Technology Planning and Oversight Committee and subcommittee on Floor Facilities. Previously, he was a NYSE governor and floor official.

    JAMES G. GALLAGHER has been our Executive Vice President and a director since our initial public offering in August 1999. Mr. Gallagher has served as a member of the Managing Committee of LaBranche & Co. LLC since 1998. From 1980 to July 1998, Mr. Gallagher was a specialist and Managing Partner with Fowler, Rosenau & Geary, LLC. Mr. Gallagher is currently a NYSE Senior Floor Official, and has also served for eight years as a NYSE Floor Governor.

    ALFRED O. HAYWARD, JR. has been our Executive Vice President and a director since our initial public offering in August 1999. Mr. Hayward has been a specialist with LaBranche & Co. LLC since 1983 and has served as a member of the Managing Committee of LaBranche & Co. LLC since 1994. He currently sits on the NYSE Arbitration Panel and is involved with NYSE education programs.
Mr. Hayward has served as a NYSE Floor Official and has also served as the chairman of the NYSE's Allocation Committee.

    S. LAWRENCE PRENDERGAST has been our Executive Vice President, Finance and a director since our initial public offering in August 1999. From May 1997 to August 1999, Mr. Prendergast was the Chairman and CEO of AT&T Investment Management Corp. Prior to 1997, Mr. Prendergast was the

Vice President and Treasurer of AT&T for 14 years. Mr. Prendergast currently is a director of AT&T Investment Management Corp., a money management subsidiary of AT&T.

    HARVEY S. TRAISON has been our Senior Vice President and Chief Financial Officer and a director since March 2000. As of December 31, 1999, Mr. Traison retired from the position of Vice President, Treasurer and as a member of the Board of Directors of DaimlerChrysler North America Holding Corporation and DaimlerChrysler Canada Finance Inc. Mr. Traison joined Daimler-Benz (a predecessor of DaimlerChrysler) in 1984.

    E. MARGIE FILTER has been a director since October 1999. Ms. Filter joined Xerox Corporation in 1973, and served as Vice President, Treasurer and Secretary of Xerox Corporation and President and Chief Executive Officer of Xerox Credit Corporation until December 31, 2001. Ms. Filter is also a director of Baker Hughes Inc. and Briggs and Stratton Corporation.

    THOMAS E. DOOLEY has been a director since March 2000. Mr. Dooley is Co-Chairman and Chief Executive Officer of DND Capital Partners, a venture capital and investment advisory firm that specializes in the media and telecommunications markets. Prior to forming DND Capital Partners in June 2000, Mr. Dooley was Deputy Chairman of Viacom Inc. He was also a member of Viacom's Executive Committee, its Board of Directors and held the title of Executive Vice President, Finance, Corporate Development and Communications. Mr. Dooley currently is a director of the International Radio & Television Society, and is a member of the Cable and Telecommunications Association for Marketing (CTAM), the Museum of Television and Radio and the American Management Association.

    GEORGE E. ROBB, JR. became a member of our board of directors on March 16, 2001, when we acquired ROBB PECK McCOOEY Financial Services, Inc. From 1976 to March 2001, Mr. Robb was employed by ROBB PECK McCOOEY Financial Services, Inc., serving and from 1985 to March 2001 as a member of the Executive Committee of its board of directors and President and a director of its specialist subsidiary, ROBB PECK McCOOEY Specialist Corporation. He became a specialist in 1977, and has over 25 years of experience in the specialist business.

    DAVID A. GEORGE became a member of our board of directors on June 1, 2001. From May 1999 to December 2001, Mr. George was a senior director of Goldman Sachs Group, Inc., the public holding company and parent of Goldman, Sachs & Co. From 1994 to May 1999, Mr. George was a limited partner and advisor of Goldman, Sachs & Co. Mr. George also served as a member of the management committee and as a senior director of Goldman, Sachs & Co. from 1988 to 1994. Mr. George joined Goldman Sachs in 1973 in the Investment Banking Division and held numerous positions, including head of the Operations, Technology and Finance Division and the Private Financing division. Mr. George also served as Goldman Sachs' Chief Financial Officer and as chairman of its Finance Committee, Compensation Committee, Global Tax Policy Committee and Global Compliance and Control Committee. From 1968 to 1973, Mr. George was an attorney at the law firm of Dewey, Ballantine, Bushby, Palmer & Wood. Mr. George is a trustee of New York Presbyterian Hospital and co-chairman of the board of directors of the Friends Academy.

    There are no family relationships among any of our directors and executive officers.

                              SELLING STOCKHOLDERS

    The following table identifies the selling stockholders and sets forth information with respect to their beneficial ownership of our common stock.

    As of December 31, 2001, 58,733,955 shares of our common stock were outstanding. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose of or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person may be deemed a beneficial owner within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which the person has no economic interest.

    The selling stockholders are some of our current and former managing directors who obtained the shares of our common stock to which this prospectus relates in connection with our reorganization from partnership to corporate form prior to the initial public offering of our common stock in August 1999.

    The selling stockholders will enter into prepaid forward contracts pursuant to which DECS Trust IX will agree to purchase the shares of our common stock covered by this prospectus from the selling stockholders on or about the third anniversary of the date of the contracts. DECS Trust IX will publicly offer DECS securities, which will represent the rights of DECS investors to receive shares of the selling stockholders' common stock upon termination of DECS Trust IX. The selling stockholders will remain the beneficial owners of the shares of our common stock covered by the prepaid forward contracts unless and until the selling stockholders elect or are required to deliver the shares to the trust pursuant to the prepaid forward contracts. You should read the prospectus of DECS Trust IX for a description of, among other things, the prepaid forward contracts and the DECS securities. The information in the table assumes that the underwriters will not exercise their right to purchase additional DECS securities in the offering of the DECS securities.

                                                PERCENTAGE OF     SHARES UNDERLYING                             PERCENTAGE OF
                         SHARES BENEFICIALLY    SHARES OWNED     SECURITIES EXPECTED   SHARES BENEFICIALLY   SHARES BENEFICIALLY
                           OWNED PRIOR TO       PRIOR TO THE      TO BE SOLD IN THE        OWNED AFTER           OWNED AFTER
NAME OF BENEFICIAL            THE DECS         DECS SECURITIES     DECS SECURITIES        DECS TRUST IX         DECS TRUST IX
OWNER                    SECURITIES OFFERING     OFFERING(1)         OFFERING(2)         TERMINATION(2)       TERMINATION(1)(2)
-----------------------  -------------------   ---------------   -------------------   -------------------   -------------------
Alfred O. Hayward, Jr.        1,908,068(3)          3.2%               312,429              1,548,775               2.6%
Joseph E. Corso, Jr.          1,588,907(4)          2.7%                43,478              1,538,907               2.6%
John McGraner                 1,563,412(5)          2.7%               256,037              1,268,969               2.2%
Eugene C. McCarthy            1,464,770(6)          2.5%               239,883              1,188,905               2.0%
Vincent Papandrea             1,422,989(7)          2.4%               233,040              1,154,993               2.0%
John O. Pickett, III          1,371,879             2.3%               224,670              1,113,509               1.9%
Anthony M. Corso              1,294,520(8)          2.2%               212,001              1,050,718               1.8%
Sean M. McCooey               1,229,543(9)          2.1%               201,360                997,979               1.7%
Michael Ziebarth              1,100,435             1.9%               160,870                915,435               1.6%
Christopher M. Smith          1,076,829(10)         1.8%               176,350                874,026               1.5%
Mark A. Soltz                 1,024,991(11)         1.7%               167,861                831,951               1.4%
Thomas G. McLaughlin            966,427(12)         1.6%               158,270                784,417               1.3%
Robert A. Conte                 819,498(13)         1.4%               108,390                694,849               1.2%
William J. Burke, III           699,800(14)         1.2%               101,420                583,166               1.0%
Fred DeBoer                     651,215             1.1%               106,648                528,569             *
John M. Dempsey, III            619,841(15)         1.1%                73,913                534,841             *
Nicholas Caputo                 620,308(16)         1.1%                89,900                516,924             *
Kevin R. McMahon                603,950(17)         1.0%                98,908                490,206             *
Thomas J. Shanley               581,195(18)         1.0%                66,087                505,195             *
John L. McWilliams              546,506(19)        *                    66,527                470,000             *
Gerard A. Competello            328,234(20)        *                    53,754                286,417             *
John Durante                    307,813(21)        *                    77,627                218,542             *
Christopher Connors             224,679            *                    21,739                199,679             *
Vincent G. Quigley, Jr.         229,363            *                    26,593                198,782             *
Anthony J. Picerni              229,363            *                    26,593                198,782             *

------------------------

*   Represents less than 1%.

(1) Based on the number of shares outstanding on December 31, 2001.

(2) Assumes that the selling stockholders will deliver 3,304,348 shares to the trust pursuant to the prepaid forward contracts. Michael LaBranche, our Chairman, Chief Executive Officer and President, and James G. Gallagher, our Executive Vice President, will not be selling any of their shares of common stock in this offering or the DECS securities offering. The selling stockholders may deliver fewer shares or may choose to settle their obligations under the DECS securities in cash. See the trust prospectus for a description of the obligations of the selling stockholders in the DECS offering. In the event the over-allotment option described in the trust prospectus is exercised, the maximum aggregate number of shares deliverable to the trust would be 3,800,000 shares and the shares underlying the DECS securities to be sold in the DECS securities offering would be increased by 15% for each selling stockholder.

(3) Includes 400,694.28 shares held by a limited partnership for the benefit of Mr. Hayward and his family.

(4) Includes 317,781.40 shares held by a limited partnership for the benefit of Mr. Joseph Corso and his family.

(5) Includes 469,023.60 shares held by a limited partnership for the benefit of Mr. McGraner and his family.

(6) Includes 292,954.00 shares held by a limited partnership for the benefit of Mr. McCarthy and his family.

(7) Includes 284,597.80 shares held by a limited partnership for the benefit of Mr. Papandrea and his family.

(8) Includes 647,260.00 shares held by a limited partnership for the benefit of Mr. Anthony Corso and his family.

(9) Includes 368,862.90 shares held by a limited partnership for the benefit of Mr. McCooey and his family.

(10) Includes 484,573.05 shares held by a limited partnership for the benefit of Mr. Smith and his family.

(11) Includes 512,495.50 shares held by a limited partnership for the benefit of Mr. Soltz and his family.

(12) Consists of 966,427.00 shares held by a limited partnership for the benefit of Mr. McLaughlin and his family.

(13) Includes 251,849.40 shares held by a limited partnership for the benefit of Mr. Conte and his family.

(14) Includes 59,100.00 shares held by a limited partnership for the benefit of Mr. Burke and his family.

(15) Includes 191,952.30 shares held by a limited partnership for the benefit of Mr. Dempsey and his family.

(16) Includes 124,061.60 shares held by a limited partnership for the benefit of Mr. Caputo and his family.

(17) Includes 241,580.00 shares held by a limited partnership for the benefit of Mr. McMahon and his family.

(18) Includes 300,597.50 shares held by a limited partnership for the benefit of Mr. Shanley and his family.

(19) Includes 254,927.70 shares held by a limited partnership for the benefit of Mr. McWilliams and his family.

(20) Includes 98,470.20 shares held by a limited partnership for the benefit of Mr. Competello and his family.

(21) Includes 98,343.90 shares held by a limited liability company for the benefit of Mr. Durante and his family.

    The selling stockholders are party to a stockholders' agreement under which they have agreed to a number of restrictions on ownership and transfer of our common stock. Pursuant to the stockholders' agreement, one-third of the selling stockholders' shares are not eligible to be sold until August 24, 2002. An additional one-third are not eligible to be sold until August 24, 2003 and the remaining one-third are not eligible to be sold until August 24, 2004. We have agreed to waive these transfer restrictions in order to enable the selling stockholders to enter into prepaid forward contracts with the trust with respect to the shares of common stock represented by this prospectus.

    In addition, notwithstanding the restrictions described above, each selling stockholder agreed that for so long as he or she remains in the employ of us or any of our subsidiaries, he or she must at all times be the sole beneficial owner of 25% or more of the aggregate number of shares of common stock
(1) beneficially owned by that selling stockholder on August 24, 1999 and
(2) that is acquired by that selling stockholder after August 24, 1999, regardless of any disposition of common stock after that date.

                              PLAN OF DISTRIBUTION

    Under the prepaid forward contracts, DECS Trust IX has agreed, subject to the terms and conditions set forth in those contracts, to purchase from the selling stockholders named in this prospectus a number of shares of our common stock equal to the total number of DECS securities to be purchased by the underwriters from the trust under an underwriting agreement (including any DECS securities to be purchased by the underwriters upon exercise of an over-allotment option plus the number of DECS securities purchased by Salomon Smith Barney Inc., who sponsored the formation of the trust, in connection with the organization of the trust) among Salomon Smith Barney Inc., ABN AMRO Rothschild LLC, Jefferies & Company, Inc., the trust, the selling stockholders and us. Under the terms of the prepaid forward contracts, each selling stockholder is obligated to deliver to the trust on February 15, 2005 (or such later date elected by the selling stockholders) a number of shares of our common stock (or, at the option of the selling stockholders, the cash equivalent of those shares) and/or any other consideration permitted or required by the terms of the prepaid forward contracts, that are expected to have the same value as the shares of our common stock to be delivered under the DECS securities.

    In connection with the DECS securities offering, the underwriters may over-allot, or engage in syndicate covering transactions, stabilizing transactions and penalty bids. Over-allotment involves syndicate sales of DECS securities or our common stock in excess of the number of DECS securities to be purchased by the underwriters in this offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of the DECS securities or our common stock in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of DECS securities or our common stock made for the purpose of preventing or retarding a decline in the market price of the DECS securities or our common stock while the offering is in progress. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when one of the underwriters, in covering syndicate short positions or making stabilizing purchases, repurchases DECS securities or our common stock originally sold by the syndicate member. These activities may cause the price of DECS securities or our common stock to be higher than the price that otherwise would exist in the open market in the absence of these transactions. These transactions may be effected on the NYSE or in the over-the-counter market, or otherwise and, if commenced, may be discontinued at any time.

    The expenses of the DECS securities offering, not including the underwriting discount and certain other expenses, are estimated at approximately $650,000, certain of which are payable by the selling stockholders.

    We and the selling stockholders have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

OTHER RELATIONSHIPS

    Salomon Smith Barney Inc., ABN AMRO Incorporated and Jefferies & Company, Inc. acted as underwriters in the initial public offering of our common stock in August 1999. Salomon Smith Barney Inc. and ABN AMRO Incorporated acted as initial purchasers in our public debt offerings. All three are acting as underwriters in the offering of the DECS securities of DECS Trust IX. We act as specialist for the American Depositary Receipts and preferred stock of ABN Amro Holding N.V. and for the common stock of Jefferies Group, Inc., all of which are traded on the NYSE.

NO SALES OF SIMILAR SECURITIES

    We and certain of our executive officers and directors have agreed, with exceptions, not to offer, sell, contract to sell or otherwise dispose of, or transfer, any of our common stock or warrants, rights, options or other securities convertible into or exchangeable for LaBranche common stock for 90 days after the date of this prospectus without first obtaining the written consent of Salomon Smith Barney Inc. One of these exceptions is for George E. Robb, Jr., one of our directors, who has instituted a 10b5-1 sale program pursuant to which he has designated up to 100,000 shares of our common stock to be sold when certain stock price targets are met.

    The agreement described above will not restrict our ability or the ability of the selling stockholders to take any of the actions listed above in connection with the offering by the trust of the DECS securities or any delivery of shares of our common stock under the terms of the prepaid forward contracts.

                                 LEGAL MATTERS

    For the purpose of this offering, our outside counsel, Fulbright & Jaworski L.L.P., New York, New York, is giving its opinion on the validity of the shares of our common stock. Certain legal matters are being passed upon for the underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York.

                                    EXPERTS

    The audited financial statements and schedules of LaBranche & Co Inc. and Subsidiaries incorporated by reference in this prospectus have been audited by Arthur Andersen LLP, independent accountants, to the extent and for the periods set forth in their reports incorporated herein by reference, and are incorporated herein in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

    The audited financial statements of ROBB PECK McCOOEY Financial
Services, Inc. incorporated by reference in this prospectus have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent and for the periods set forth in their report incorporated herein by reference, and are incorporated herein in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

                      WHERE YOU CAN FIND MORE INFORMATION

    We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until the selling stockholders sell all of the shares of our common stock being offered through this prospectus. This prospectus is part of a registration statement we filed with the SEC (Registration No. 333-76928).

    - Our annual report on Form 10-K for the fiscal year ended December 31, 2000.

    - Our quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2001, June 30, 2001 and September 30, 2001.

    - Our current reports on Form 8-K filed on January 19, 2001, March 22, 2001, June 1, 2001, October 24, 2001 and January 18, 2002.

    - The description of our common stock contained in our registration statement on Form 8-A (File No. 001-15251) filed on August 16, 1999.

    You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

                              LaBranche & Co Inc.
                               One Exchange Plaza
                            New York, New York 10006
                    Attention: Investor Relations Department
                            Phone No. (212) 425-1144

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                3,304,348 Shares

                              LABRANCHE & CO INC.

                                  COMMON STOCK

                                     ------

                              P R O S P E C T U S

                                FEBRUARY 5, 2002

                                   ---------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               3,304,348 DECS-SM-

          (SUBJECT TO EXCHANGE INTO LABRANCHE & CO INC. COMMON STOCK)

                                 DECS TRUST IX

                                      ---

                              P R O S P E C T U S

                                FEBRUARY 5, 2002

                                   ---------

                              SALOMON SMITH BARNEY
                            ABN AMRO ROTHSCHILD LLC
                           JEFFERIES & COMPANY, INC.

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